As filed with the Securities and Exchange Commission on April 25, 2012

Registration No. 33-87276

811-05006

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION UNDER THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO.

POST-EFFECTIVE AMENDMENT NO. 23

REGISTRATION STATEMENT UNDER THE INVESTMENT

COMPANY ACT OF 1940

AMENDMENT NO. 18

Penn Mutual Variable Life Account I

(Exact name of trust)

THE PENN MUTUAL LIFE INSURANCE COMPANY

(Name of depositor)

600 Dresher Road

Horsham, Pennsylvania 19044

(Complete address of depositor’s principal executive offices)

Susan T. Deakins

Vice President and Chief Actuary

The Penn Mutual Life Insurance Company

600 Dresher Road

Horsham, PA 19044

(Name and complete address of agent for service)

Copy to:

Michael Berenson

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485.
☒	On May 1, 2012 pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a) of Rule 485.
☐	On (date) pursuant to paragraph (a) of Rule 485.

PennMutual.

Prospectus

Penn Mutual
Variable Life Account I

May 1, 2012

Survivorship Growth℠
Variable Universal Life Insurance

PROSPECTUS

FOR

SURVIVORSHIP GROWTH VUL

a last survivor flexible premium adjustable variable life insurance policy issued by

THE PENN MUTUAL LIFE INSURANCE COMPANY

and funded through

PENN MUTUAL VARIABLE LIFE ACCOUNT I

The Penn Mutual Life Insurance Company

Philadelphia, PA 19172

800-523-0650

The Policy provides life insurance on two insureds and a cash surrender value that varies with the investment performance of one or more of the funds set forth below. The Policy also provides a fixed account in which amounts may be held to accumulate interest. The life insurance (or death benefit) provided under the Policy will never be less than the amount specified in the Policy.

Penn Series Funds, Inc.	Manager
Money Market Fund	Independence Capital Management
Limited Maturity Bond Fund	Independence Capital Management
Quality Bond Fund	Independence Capital Management
High Yield Bond Fund	T. Rowe Price Associates, Inc.
Flexibly Managed Fund	T. Rowe Price Associates, Inc.
Balanced Fund	Independence Capital Management
Large Growth Stock Fund	T. Rowe Price Associates, Inc.
Large Cap Growth Fund	Turner Investments, L.P.
Large Core Growth Fund	Wells Capital Management Incorporated
Large Cap Value Fund	OppenheimerFunds, Inc.
Large Core Value Fund	Eaton Vance Management
Index 500 Fund	SSgA Funds Management, Inc.
Mid Cap Growth Fund	Turner Investments L.P.
Mid Cap Value Fund	Neuberger Berman Management Inc.
Mid Core Value Fund	Lord, Abbett & Co. LLC
SMID Cap Growth Fund	Wells Capital Management Incorporated
SMID Cap Value Fund	AllianceBernstein L.P.
Small Cap Growth Fund	Allianz Global Investors Capital
Small Cap Value Fund	Goldman Sachs Asset Management L.P.
Small Cap Index Fund	SSgA Funds Management, Inc.
Developed International Index Fund	SSgA Funds Management, Inc.
International Equity Fund	Vontobel Asset Management, Inc.
Emerging Markets Equity Fund	Morgan Stanley Investment Management
Real Estate Securities Fund	Cohen & Steers Capital Management, Inc.
Aggressive Allocation Fund	Independence Capital Management
Moderately Aggressive Allocation Fund	Independence Capital Management
Moderate Allocation Fund	Independence Capital Management
Moderately Conservative Allocation Fund	Independence Capital Management
Conservative Allocation Fund	Independence Capital Management

Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense,

May 1, 2012

GUIDE TO READING THIS PROSPECTUS

This prospectus contains information that you should know before you buy the Policy or exercise any of your rights under the Policy. The purpose of this prospectus is to provide information on the essential features and provisions of the Policy and the investment options available under the Policy. Your rights and obligations under the Policy are determined by the language of the Policy itself. When you receive your Policy, read it carefully.

The prospectus is arranged as follows:

•	Pages 3 to 4 provide a summary of the benefits and risks of the Policy.

•	Pages 5 to 12 provide tables showing fees and charges under the Policy.

•	Pages 12 to 14 provide tables showing fees and expenses of the funds underlying the Policy.

•	Pages 15 to 36 provide additional information about the Policy, in question and answer format.

•

Pages 37 to 39 provide information about The Penn Mutual Life Insurance Company (“Penn Mutual”), Penn Mutual Variable Life Account I (the “Separate Account”) and the underlying investment funds in which Policy reserves may be allocated.

•

Appendices A, B, C and D, which are at the end of the prospectus and are referred to in the answers to questions about the Policy, provide specific information and examples to help you understand how the Policy works.

**********

The Penn Series Fund prospectus that accompanies this prospectus contains important information that you should know about the investments that may be made under the Policy. You should read the relevant Penn Series Fund prospectus carefully before you invest.

SUMMARY OF THE BENEFITS AND RISKS OF THE POLICY

The following is a summary of the benefits and the risks of the Policy. Please read the entire Prospectus before you invest.

Benefit Summary

The Policy provides life insurance on two persons that you name. The value of your Policy will increase or decrease based upon the performance of the investment options you choose. The death benefit may also increase or decrease based on investment performance. In addition, the Policy allows you to allocate a part of your policy value to a fixed interest option where the value will accumulate interest.

Death Benefit — While the Policy is in effect, we will pay the beneficiary the death benefit less the amount of any outstanding loan when the last insured dies. We offer two different types of death benefit options under the Policy. You choose which one you want in the application.

Premium Flexibility — Amounts you pay to us under your Policy are called “premiums” or “premium payments.” Within limits, you can make premium payments when you wish. That is why the Policy is called a “flexible premium” Policy. Additional premiums may be paid in any amount and at any time. A premium must be at least $25.

Free Look Period — You have the right to cancel your Policy within 10 days after you receive it (or longer in some states). This is referred to as the “free look” period. To cancel your Policy, simply deliver or mail the Policy to our office or to our representative who delivered the Policy to you.

Seven Year No-Lapse Feature — Your Policy will remain in force during the first seven policy years, regardless of investment performance and your net cash surrender value, if the total premiums you have paid, less any partial surrenders you made, equal or exceed the “no-lapse premium” specified in your Policy, multiplied by the number of months the Policy has been in force.

Investment Options — The Policy allows you to allocate your policy value to the different investment options listed on page 1 of this prospectus.

Fixed Interest Option — In addition to the investment options described above, the Policy allows you to allocate your policy value to a fixed interest account. The amount you allocate to the fixed interest account will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 3.0%.

Transfers — Within limitations, you may transfer investment amounts from one investment account to another, and to and from the fixed interest option. In addition, the Policy offers three automated transfer programs — two dollar cost averaging programs and one asset rebalancing program.

Loans — You may take a loan on your Policy. You may borrow up to 95% of your cash surrender value. The minimum amount you may borrow is $250. Interest charged on a policy loan is 4.0% and is payable at the end of each policy year. You may repay all or part of a loan at any time.

Surrenders and Withdrawals — You may surrender your Policy in full at any time. If you do, we will pay you the Policy value, less any Policy loan outstanding and less any surrender charge that then applies. This is called your “net cash surrender value.” In addition, you may make partial withdrawals (subject to limitations) from your net cash surrender value.

Taxes — Death benefits paid under life insurance policies are not subject to income tax. Investment gains from your Policy are not taxed as long as the gains remain in the Policy. If the Policy is not treated as a “modified endowment contract” under federal income tax law, depending on the policy year when the distribution is made, distributions from the Policy may be treated first as the return of investments in the Policy and then, only after the return of all investment in the Policy, as distribution of taxable income.

Riders — For an additional charge, Penn Mutual offers supplemental benefit riders that may be added to your Policy. If any of these riders are added, monthly charges for the supplemental benefits will be deducted from your policy value as part of the monthly deduction.

Risk Summary

Suitability — The Policy is designed to provide life insurance and should be used in conjunction with long-term financial planning. The Policy is not suitable as a short-term savings vehicle. You will pay a surrender charge should you surrender your Policy within the first 14 policy years.

Investment Performance — The value of your Policy, which is invested in underlying investment funds, will vary with the investment performance of the funds. There is risk that the investment performance of the funds that you select may be unfavorable or may not perform up to your expectations, which may decrease the value of your net cash surrender value. A comprehensive discussion of the investment risks of each of the investment funds may be found in the prospectus for each of the funds. Before allocating money to a fund, please read the prospectus for the fund carefully.

Lapse — Your Policy may terminate, or “lapse,” if the net cash surrender value of the Policy is not sufficient to pay policy charges (including payment of interest on any loan that may be outstanding under the Policy), the seven year no-lapse feature is not in effect, and you do not make additional premium payments necessary to keep the Policy in force. We will notify you of how much premium you will need to pay to keep the Policy in force. Subject to certain conditions, if the Policy terminates, you can apply to reinstate it within five years from the date of lapse if both insureds are alive or one died prior to lapse.

Access to Cash Value — If you fully surrender your Policy for cash within the first 14 policy years or within 14 years of an increase in the specified amount of insurance, you will incur a surrender charge at a rate specified for the year of surrender. Also, a partial surrender of your Policy for cash will be subject to an administrative charge. In addition, any increase to your specified amount will have a 14 year surrender charge schedule attached to it.

Taxes — The federal income tax law that applies to life insurance companies and to the Policy is complex and subject to change. Changes in the law could adversely affect the current tax advantages of purchasing the Policy. The information in this prospectus is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We reserve the right to make changes in the Policy in the event of a change in the tax law for the purpose of preserving the current tax treatment of the Policy. You may wish to consult counsel or other competent tax adviser for more complete information.

FEE TABLES

The following tables summarize fees and expenses that a policy owner may pay when buying, owning and surrendering the Policy.1 The table below describes the fees and expenses that a policy owner may pay at the time he or she buys the Policy, surrenders the Policy, or transfers cash value between investment options.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge (load)	When a premium is paid during the first policy year.	27.5% of the amount of premium payments which do not exceed the “maximum surrender charge premium,”[2] and 1.5% of the amount of premium payments above the “maximum surrender charge premium.”[3]
	When a premium is paid after the first policy year.	1.5% of premium payments.
Premium and Federal (DAC) Taxes	When a premium is paid.	2.5% of premium payments.
Surrender Charge applies if the Policy is surrendered within the first 14 policy years, or within 14 years of any increase in the amount of insurance specified in your Policy.	When the Policy is surrendered.	90% of the lesser of (a) $25 per $1,000 of the initial specified amount of insurance (or, increase in specified amount of insurance), (b) total premiums paid in the first policy year (or total premiums paid in first twelve months following an increase in specified amount of insurance) and (c) the “maximum surrender charge premium” (or the “maximum surrender charge premium” in effect on the date of an increase in specified amount of insurance).[2], [4]
Partial Surrender Charge	When you partially surrender your Policy.	Lesser of $25 or 2.0% of the amount surrendered.
Transfer Charge
Current Charge	When you make a transfer.	$0.00 [5]
Guaranteed Maximum Charge	When you make a transfer.	$10.00
Loans[6]
Gross Interest Charge	End of each policy year.	Annual rate of 4.0% (before credit from interest paid on collateral held in special loan account).
Net Interest Charge[7]	End of each policy year.	Annual rate of 1.0% (after credit from interest paid on collateral held in special loan account).[8]

1	See What Are the Fees and Charges Under the Policy? in this prospectus for additional information.
2	The “maximum surrender charge premium” is determined separately for each Policy, and takes into account the individual underwriting characteristics of the insured. The “maximum surrender charge premium” is stated in each Policy.
3	The sales charge is currently reduced to 17.5% of premium payments that do not exceed the “maximum surrender charge premium,” during the first Policy year. For Policies sold in New York, this current charge may not be increased. The “maximum surrender charge premium” is determined separately for each Policy, and takes into account the individual underwriting characteristics of the insured.
4	Commencing in the second Policy year (or, in the second year after an increase in specified amount of insurance) and continuing through the fourteenth policy year, (or fourteenth year after an increase in specified amount of insurance) the surrender charge gradually decreases each year, after which there is no longer a charge.
5	No transaction fee is currently imposed for making a transfer among investment funds and/or the fixed interest option. We reserve the right to impose a $10 fee in the future on any transfer that exceeds twelve transfers in a policy year (except in the case of transfers of $5,000,000 or more).
6	You may borrow up to 95% of your cash surrender value. The minimum amount you may borrow is $250. An amount equivalent to the loan is withdrawn from subaccounts of the Separate Account and the fixed interest option on a prorated basis (unless you designate a different withdrawal application when you request the loan) and is transferred to a special loan account as collateral for the loan. See What Is a Policy Loan? in this prospectus for additional information about policy loans.
7	“Net Interest Charge” means the difference between the amount of interest we charge on the loan and the amount of interest we credit to your Policy in the special loan account.
8	The special loan account is guaranteed to earn interest at 3.0% during the first ten policy years and 3.75% thereafter (4.0% thereafter in New York). On a guaranteed basis, the Net Interest Charge during the first ten policy years is 1.0% and 0.25% thereafter (0.0% thereafter in New York). The special loan account currently earns interest at 3.0% during the first ten policy years and 4.0% thereafter. On a current basis, the Net Interest Charge during the first ten policy years is 1.0% and 0.0% thereafter.

The next table describes charges that a policy owner may pay periodically during the time the Policy is owned. The charges do not include fee and expenses incurred by the funds that serve as investment options under the Policy.

Periodic Charges Under the Policy Not Including Operating Expenses of Underlying Investment Funds
Policy Charges	When Charge is Deducted	Amount Deducted
Cost of Insurance Charges:[1]
Current Charges	Monthly	Minimum of $0.0000033 to maximum of $71.91858, per $1,000 of net amount at risk.
Guaranteed Maximum Charges	Monthly	Minimum of $0.00003 to maximum of $83.33333, per $1,000 of net amount at risk.
Charge for a representative non-tobacco male insured, age 65 and non-tobacco female insured, age 65
Current Charges	Monthly	$0.00427 per $1,000 of net amount at risk.
Guaranteed Maximum Charges	Monthly	$0.01424 per $1,000 of net amount at risk.

Periodic Charges Under the Policy Not Including Operating Expenses of Underlying Investment Funds
Policy Charges	When Charge is Deducted	Amount Deducted
Mortality and Expense Risk Charge:
Mortality and Expense Risk Face Amount Charge	Monthly

For States not including New York: For the first 120 months following policy date, the charges range from a maximum of $0.39 per $1,000 of initial specified amount of insurance when the average issue age of the insureds is 83, to a minimum of $0.14 per $1,000 of initial specified amount of insurance when the average issue age of the insureds is 20 or under. A similar charge applies to an increase in the specified amount of insurance, for the first 120 months following the increase.[2]

For New York:

For the first 60 months following policy date, the charges range from a maximum of $0.34 per $1,000 of initial specified amount of insurance when the average issue age of the insureds is 83, to a minimum of $0.12 per $1,000 of initial specified amount of insurance when the average issue age of the insureds is 20 or under. For months 61 to 120 following policy date, the charges range from a maximum of $0.17 per $1,000 of initial specified amount of insurance when the average issue age of the insureds is 83, to a minimum of $0.06 per $1,000 of initial specified amount of insurance when the average issue age of the insureds is 20 or under. A similar charge applies to an increase in the specified amount of insurance, for the first 120 months following the increase.[2]

Charge for a representative non-tobacco male insured, age 65 and non-tobacco female insured, age 65
Current Charges	Monthly

For States not including New York: $0.22 per $1,000 of initial specified amount of insurance.

For New York: $0.22 per $1,000 of initial specified amount of insurance for the first 60 months and $0.11 per $1,000 of initial specified amount of insurance for months 61-120.

Periodic Charges Under the Policy Not Including Operating Expenses of Underlying Investment Funds
Policy Charges	When Charge is Deducted	Amount Deducted
Guaranteed Maximum Charges	Monthly

For States not including New York: $0.32 per $1,000 of initial specified amount of insurance.

For New York: $0.24 per $1,000 of initial specified amount of insurance for the first 60 months and $0.12 per $1,000 of initial specified amount of insurance for months 61-120.

Mortality and Expense Risk Asset Value Charge	Monthly	An annual effective rate of 0.90% of the policy value for the first ten years and an annual effective rate of 0.35% of the policy value thereafter.[3]
Administrative Fees:	Monthly	$50.00 in the first policy year and $15 thereafter.

1	The cost of insurance charges under the Policies vary depending on the individual circumstances of the insured, such as sex, age and risk classification. The charges also vary depending on the amount of insurance specified in the Policy and the policy year in which the charge is deducted. The table shows the lowest and the highest cost of insurance charges for an insured, based on our current rates and on guaranteed maximum rates for individuals in standard risk classifications. The table also shows the cost of insurance charges under a Policy issued to an individual who is representative of individuals we insure. Your Policy will state the guaranteed maximum cost of insurance charges. More detailed information concerning your cost of insurance charges is available from our administrative offices upon request. Also, before you purchase the Policy, we will provide you with hypothetical illustrations of policy values based upon the insured’s age and risk classification, the death benefit option selected, the amount of insurance specified in the Policy, planned periodic premiums, and riders requested. The net amount at risk referred to in the tables is based upon the difference between the current death benefit provided under the Policy and the current value of Policy. For additional information on cost of insurance charges, see What Are the Fees and Charges Under the Policy? — Monthly Deductions — Cost of Insurance in this prospectus.
2	The mortality and expense risk face amount charges are currently reduced. For all states except New York the first 120 months following policy date, the charges range from a maximum of $0.29 per $1,000 of initial specified amount of insurance when the average issue age of the insureds is 83, to a minimum of $0.04 per $1,000 of initial specified amount of insurance when the average issue age of the insureds is 20 or under. A similar charge applies to an increase in the specified amount of insurance for the first 120 months following the increase. For New York the first 60 months following policy date, the charges range from a maximum of $0.29 per $1,000 of initial specified amount of insurance when the average issue age of the insureds is 83, up to a minimum of $0.04 per $1,000 of initial specified amount of insurance when the average issue age of the insureds is 20 or under. For months 61-120 following the policy date, the charges range from a maximum of $0.15 per $1,000 of initial specified amount of insurance when the average issue age of the insureds is 83, up to a minimum of $0.02 per $1,000 of initial specified amount of insurance when the average issue age of the insureds is 20 or under. A similar charge applies to an increase in the specified amount of insurance for the first 120 months following the increase.
3	The charge is currently reduced to an annual effective rate of 0.60% of the policy value for the first ten years and an annual effective rate of 0.05% of the policy value thereafter.

The next table describes charges that a policy owner may pay periodically for various Optional Supplemental Benefit Riders to the Policy. They are in addition to the charges applicable under the base Policy. The charges do not include fees and expenses incurred by the funds that serve as investment options under the Policy.

Periodic Charges Under Optional Supplemental Benefit Riders Not Including Operating Expenses of Underlying Investment Funds
Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted
1. Policy Split Option Agreement:
Cost of Insurance Charges[1]
Current Charges	Monthly	No charge.
Guaranteed Maximum Charges	Monthly	No charge.
2. Enhanced Policy Split Option Agreement:
Current Charges	Monthly	No charge.
Guaranteed Maximum Charges	Monthly	No charge.
3. Estate Growth Agreement — Automatic Increases in Specified Amount:
Cost of Insurance Charges[1]
Current Charges	Monthly	Minimum of $0.0000033 to maximum of $71.91858, per $1,000 of estate growth benefit.
Guaranteed Maximum Charges	Monthly	Minimum of $0.00003 to maximum of $83.33333, per $1,000 of estate growth benefit.
Charge for a representative non-tobacco male insured, age 65 and non-tobacco female insured, age 65
Current Charges	Monthly	$0.00427 per $1,000 of estate growth benefit.
Guaranteed Maximum Charges	Monthly	$0.01424 per $1,000 of estate growth benefit.
4. Guaranteed Continuation of Policy:
Cost of Insurance Charges[1]	Monthly	$0.01 per $1,000 of specified amount of insurance.
5. Flexible Period — Single Life Supplemental Term Insurance Agreement:
Cost of Insurance Charges[1]
Current Charges	Monthly	Minimum of $0.0206 to maximum of $22.1805, per $1,000 of term insurance benefit.
Guaranteed Maximum Charges	Monthly	Minimum of $0.0375 to maximum of $30.6994, per $1,000 of term insurance benefit.

Periodic Charges Under Optional Supplemental Benefit Riders Not Including Operating Expenses of Underlying Investment Funds
Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted
Charge for a representative non-tobacco male insured, age 65 and non-tobacco female insured, age 65
Current Charges	Monthly	$0.709 per $1,000 of term insurance benefit.
Guaranteed Maximum Charges	Monthly	$1.2908 per $1,000 of term insurance benefit.
Administrative Charges
First year of Agreement	Monthly	$0.10 per $1,000 of term insurance benefit.
First year of increase in term insurance benefit under Agreement	Monthly	$0.10 per $1,000 of term insurance benefit.
6. Return of Premium Supplemental Term Insurance:
Cost of Insurance Charges[1]
Current Charges	Monthly	Minimum of $0.0000033 to maximum of $71.91858, per $1,000 of term insurance benefit.
Guaranteed Maximum Charges	Monthly	Minimum of $0.00003 to maximum of $83.33333, per $1,000 of term insurance benefit.
Charge for a representative non-tobacco male insured, age 65 and non-tobacco female insured, age 65
Current Charges	Monthly	$0.00427 per $1,000 of term insurance benefit.
Guaranteed Maximum Charges	Monthly	$0.01424 per $1,000 of term insurance benefit.
7. Estate Preservation Supplemental Term Insurance Agreement:
Cost of Insurance Charges[1]
Current Charges	Monthly	Minimum of $0.0000033 to maximum of $71.91858, per $1,000 of term insurance benefit.
Guaranteed Maximum Charges	Monthly	Minimum of $0.00003 to maximum of $83.33333, per $1,000 of term insurance benefit.

Periodic Charges Under Optional Supplemental Benefit Riders Not Including Operating Expenses of Underlying Investment Funds
Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted
Charge for a representative non-tobacco male insured, age 65 and non-tobacco female insured, age 65
Current Charges	Monthly	$0.00427 per $1,000 of term insurance benefit.
Guaranteed Maximum Charges	Monthly	$0.01424 per $1,000 of term insurance benefit.
8. Supplemental Term Insurance Agreement:[2]
Cost of Insurance Charges[1]
Current Charges	Monthly	Minimum of $0.0000033 to maximum of $71.91858, per $1,000 of net amount at risk attributable to the term insurance benefit.
Guaranteed Maximum Charges	Monthly	Minimum of $0.00003 to maximum of $83.33333, per $1,000 of net amount at risk attributable to the term insurance benefit.
Charge for a representative non-tobacco male insured, age 65 and non-tobacco female insured, age 65
Current Charges	Monthly	$0.00427 per $1,000 of net amount at risk attributable to the term insurance benefit.
Guaranteed Maximum Charges	Monthly	$0.01424 per $1,000 of net amount at risk attributable to the term insurance benefit.
Mortality and Expense Risk Face Amount Charge
Current Charges	Monthly	No charge.
Guaranteed Maximum Charges	Monthly	For the first 120 months following policy date, the charges range from a maximum of $0.44 per $1,000 of initial specified amount of insurance when the average issue age of the insureds is 83, to a minimum of $0.19 per $1,000 of initial specified amount of insurance when the average issue age of the insureds is 20 or under. A similar charge applies to an increase in the specified amount of insurance, for the first 120 months following the increase.[2]

Periodic Charges Under Optional Supplemental Benefit Riders Not Including Operating Expenses of Underlying Investment Funds
Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted
Charge for a representative non-tobacco male insured, age 65 and non-tobacco female insured, age 65
Current Charges	Monthly	$0 per $1,000 of the term insurance benefit.
Guaranteed Maximum Charges	Monthly	$0.37 per $1,000 of the term insurance benefit.
9. Supplemental Exchange Agreement:
Current Charges	Monthly	No charge.
Guaranteed Maximum Charges	Monthly	No charge.

1	The cost of insurance charges under the Riders vary depending on the individual circumstances of the insured, such as sex, age and risk classification. The charges also vary depending on the amount of insurance specified in the Rider and the year in which the charge is deducted. The table shows the lowest and the highest cost of insurance charges for an insured, based on current rates and on guaranteed maximum rates for individuals in standard risk classifications. The table also shows the cost of insurance charges under a Rider issued to an individual who is representative of individuals we insure. The specifications pages of a Rider will indicate the guaranteed maximum cost of insurance charge applicable to your Policy. More detailed information concerning your cost of insurance charges is available from our administrative offices upon request. Also, before you purchase the Policy, we will provide you with hypothetical illustrations of policy values based upon the insured’s age and risk classification, the death benefit option selected, the amount of insurance specified in the Policy, planned periodic premiums, and riders requested. The net amount at risk referred to in the table is based upon the difference between the current benefit provided under the Rider and the current policy value allocated to the Rider. For additional information about the Riders, see What Are the Supplemental Benefit Riders That I Can Buy? in this prospectus.
2	For purposes of determining the allocation of net amount at risk between the specified amount of insurance in the Policy, and the term insurance benefit, the Policy value will be allocated as follows: first to the initial term insurance benefit segment, then to any segments resulting from increases in the term insurance benefit in the order of the increases, then to the initial specified amount segment, and then to any segments resulting from increases in the specified amount in the order of the increases. Any increase in the death benefit in order to maintain the required minimum margin between the death benefit and the Policy value will be allocated to the most recent increase in the specified amount in the Policy.

The next table shows the minimum and maximum total operating expenses of funds whose shares may be held in subaccounts of the Separate Account under the Policy. Fee and expense information for each fund is contained in the tables following this table.

	Minimum:	Maximum:
Maximum and Minimum Total Fund Operating Expenses (expenses that are deducted from assets of the Funds, including management fees and other expenses)	0.36%	1.86%

The following table provides more specific detail about the total fund operating expenses for each fund.

Penn Series Funds, Inc.

Underlying Fund Annual Expenses (as a % of portfolio average net assets)

	Investment Advisory Fees	Other Expenses		Acquired Fund Fees and Expenses	Total Fund Expenses	Less Fee Waivers		Net Fund Expenses
Money Market	0.18%	0.31%		0.00%	0.49%	0.00%		0.49%
Limited Maturity Bond	0.30%	0.28%		0.01%	0.59%	0.00%		0.59%
Quality Bond	0.31%	0.26%		0.01%	0.58%	0.00%		0.58%
High Yield Bond	0.50%	0.33%		0.00%	0.83%	0.00%		0.83%
Flexibly Managed	0.60%	0.24%		0.00%	0.84%	0.00%		0.84%
Balanced	0.00%	0.24%		0.43%	0.67%	(0.05%	)(1)	0.62%
Large Growth Stock	0.63%	0.30%		0.00%	0.93%	0.00%		0.93%
Large Cap Growth	0.55%	0.41%	(1)	0.00%	0.96%	0.00%		0.96%
Large Core Growth	0.60%	0.30%		0.00%	0.90%	0.00%		0.90%
Large Cap Value	0.60%	0.29%		0.01%	0.90%	0.00%		0.90%
Large Core Value	0.60%	0.29%		0.00%	0.89%	0.00%		0.89%
Index 500	0.07%	0.29%		0.00%	0.36%	0.00%		0.36%
Mid Cap Growth	0.70%	0.30%	(1)	0.00%	1.00%	0.00%		1.00%
Mid Cap Value	0.55%	0.29%		0.01%	0.85%	0.00%		0.85%
Mid Core Value	0.72%	0.36%		0.01%	1.09%	0.00%		1.09%
SMID Cap Growth	0.75%	0.38%		0.01%	1.14%	(0.08%	)(1)	1.06%
SMID Cap Value	0.95%	0.36%		0.01%	1.32%	(0.17%	)(1)	1.15%
Small Cap Growth	0.74%	0.34%		0.00%	1.08%	0.00%		1.08%
Small Cap Value	0.85%	0.30%		0.09%	1.24%	0.00%		1.24%
Small Cap Index	0.30%	0.61%		0.06%	0.97%	(0.36%	)(1)	0.61%
Developed International Index	0.30%	0.71%		0.01%	1.02%	(0.42%	)(1)	0.60%
International Equity	0.85%	0.35%		0.00%	1.20%	0.00%		1.20%
Emerging Markets Equity	1.18%	0.73%		0.01%	1.92%	(0.06%	)(1)	1.86%
Real Estate Securities	0.70%	0.30%		0.00%	1.00%	0.00%		1.00%
Aggressive Allocation	0.10%	0.28%		0.93%	1.31%	(0.05%	)(1)	1.26%
Moderately Aggressive Allocation	0.10%	0.22%		0.87%	1.19%	0.00%		1.19%
Moderate Allocation	0.10%	0.22%		0.78%	1.10%	0.00%		1.10%
Moderately Conservative Allocation	0.10%	0.23%		0.69%	1.02%	0.00%		1.02%
Conservative Allocation	0.10%	0.24%		0.60%	0.94%	(0.01%	)(1)	0.93%

(1)	There is an agreement under which a portion of the Fund’s fees and expenses will be waived and/or reimbursed to the extent necessary to keep total operating expenses of certain funds from exceeding the amounts shown below. This agreement is limited to a Fund’s direct operating expenses and, therefore, does not apply to acquired fund fees and expenses (excluding the Balanced Fund), which are indirect expenses incurred by each Fund through its investments in the underlying funds. Further, this agreement is expected to continue for the life of the Fund and it may only be terminated with the approval of the Fund’s Board of Directors, including a majority of the Directors who are not “interested persons” of the Fund. Under this agreement, to the extent Penn Mutual and/or the Fund’s investment adviser does not have an obligation to waive their fees or reimburse expenses of the Fund (e.g., the Fund is operating at or below its expense limitation), the Fund will reimburse Penn Mutual and/or the Fund’s investment adviser for amounts previously waived or reimbursed by Penn Mutual and/or the investment adviser, if any, during the Fund’s preceding three fiscal years. Pursuant to this agreement, 0.04% and 0.01% of the previously waived administrative fees for the Large Cap Growth Fund and Mid Cap Growth Fund, respectively, was recouped by Penn Mutual during fiscal year 2011.

Balanced	0.62%
SMID Cap Growth	1.05%
SMID Cap Value	1.14%
Small Cap Index	0.55%
Developed International Index	0.59%

Emerging Markets Equity	1.85%
Aggressive Allocation	0.33%
Conservative Allocation	0.33%

Please review these tables carefully. They show the expenses that you pay directly and indirectly when you purchase a Contract. Your expenses include Contract expenses and the expenses of the Funds that you select. See the prospectus of Penn Series Funds, Inc. for additional information on Fund expenses.

QUESTIONS AND ANSWERS

This part of the prospectus provides answers to important questions about the Policy. The questions, and answers to the questions, are on the following pages.

What Is the Policy?

The Policy provides life insurance on two persons. It is called a “last survivor” Policy because no insurance proceeds (“death benefit”) are payable until the death of the second of two insureds (the “last surviving insured”). The value of your Policy will increase or decrease based upon the performance of the investment funds you choose. The death benefit may also increase or decrease based on investment performance but will never be less than the amount specified in your Policy. The Policy also allows you to allocate your policy value to subaccounts of the Separate Account (which hold shares of the funds listed on the first two pages of this prospectus) and to a fixed interest account where the value will accumulate interest.

While at least one of the two insured persons is alive, you will have several options under the Policy. Here are some major ones:

•	Determine when and how much you pay to us

•	Determine when and how much to allocate to subaccounts of the Separate Account and to the fixed account

•	Borrow money

•	Change the beneficiary

•	Change the amount of insurance protection

•	Change the death benefit option you have selected

•	Surrender or partially surrender your Policy for all or part of its net cash surrender value

•	Choose the form in which you would like the death benefit or other proceeds paid out from your Policy

Most of these options are subject to limits that are explained later in this prospectus.

If you want to purchase a Policy, you must complete an application and submit it to one of our authorized producers. We require satisfactory evidence of insurability, which may include a medical examination of each or one of the proposed insureds. We evaluate the information provided in accordance with our underwriting rules and then decide whether to accept or not accept the application. Insurance coverage under the Policy is effective on the policy date after we accept the application and received the initial premium in good order.

The maturity date of your Policy is the policy anniversary nearest the younger insured’s 121st birthday. If the Policy is still in force on the maturity date, a maturity benefit will be paid to you. The maturity benefit is equal to the policy value less any policy loan on the maturity date. Upon written request of the owner, the Policy will continue in force beyond the maturity date. Thereafter, the death benefit will be the net policy value.

Who Owns the Policy?

You decide who owns the Policy when you apply for it. The owner of the Policy is the person who can exercise most of the rights under the Policy, such as the right to choose the death benefit option, the beneficiary, the investment options, and the right to surrender the Policy. Whenever we have used the term “you” in this prospectus, we have assumed that you are the owner or the person who has whatever right or privilege we are discussing.

What Payments Must I Make Under the Policy?

Premium Payments

Amounts you pay to us under your Policy are called “premiums” or “premium payments.” The amount we require as your first premium depends on a number of factors, such as age, sex, rate classification, the amount of insurance specified in the application, and any supplemental benefits. Within limits, you can make premium payments when you wish. That is why the Policy is called a “flexible premium” Policy.

Additional premiums may be paid in any amount and at any time. A premium must be at least $25. We may require satisfactory evidence of insurability before accepting any premium which increases our net amount at risk.

We reserve the right to limit total premiums paid in a policy year to the planned premiums you select in your application. If you have chosen to qualify your Policy as life insurance under the Guideline Premium/Cash Value Corridor Test of the Internal Revenue Code, federal tax law limits the amount of premium payments you may make in relation to the amount of life insurance provided under the Policy. We will not accept or retain a premium payment that exceeds the maximum permitted under federal tax law. See How Is the Policy Treated Under Federal Income Tax Law? in this prospectus.

If you make a premium payment that exceeds certain other limits imposed under federal tax law, your Policy could become a “modified endowment contract” under the Code; you could incur a penalty on the amount you take out of a “modified endowment contract.” We will monitor your Policy and will endeavor to notify you on a timely basis if you are about to exceed this limit and the Policy is in jeopardy of becoming a “modified endowment contract” under the Code. See How Much Life Insurance Does the Policy Provide? and How Is the Policy Treated Under Federal Income Tax Law? in this prospectus.

Planned Premiums

The Policy Specifications page of your Policy will show the “planned premium” for the Policy. You choose this amount in the policy application. We will send a premium reminder notice to you based upon the planned premium that you specified in your application. You also choose in your application how often to pay planned premiums — annually, semi-annually, quarterly or monthly. You are not required to pay the planned premium as long as your Policy has sufficient value to pay policy charges. See Seven Year No-Lapse Feature and Lapse and Reinstatement below.

Ways to Pay Premiums

If you pay premiums by check, your check must be drawn on a U.S. bank in U.S. dollars and made payable to The Penn Mutual Life Insurance Company. Premiums after the first must be sent as follows: 1) checks sent by mail: The Penn Mutual Life Insurance Company, Payment Processing Center, P.O. Box 7460, Philadelphia, PA 19101-7460, and 2) checks sent by overnight delivery: The Penn Mutual Life Insurance Company, Payment Processing Center, L/B 7460, Route 38 & East Gate Drive, Moorestown, NJ 08057.

We will also accept premiums:

•	by wire or by exchange from another insurance company;

•	via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method); or

•	if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your Penn Mutual representative or by contacting our office.

Seven Year No-Lapse Feature

Your Policy will remain in force during the first seven policy years, regardless of investment performance and your net cash surrender value, if (a) equals or exceeds (b), where:

(a)	is the total premiums you have paid, less any partial surrenders you made; and

(b)	is the monthly “no-lapse premium” specified in your Policy, multiplied by the number of months the Policy has been in force.

If you increase the specified amount of insurance under your Policy during the first seven policy years, we will extend the seven year no-lapse provision to seven years after the effective date of the increase.

The monthly “no-lapse premium” will generally be less than the monthly equivalent of the planned premium you specified.

The seven year no-lapse feature will not apply if the amount borrowed under your Policy results in a policy loan amount in excess of the maximum loan amount. See What Is a Policy Loan? in this prospectus.

Lapse and Reinstatement

If the net cash surrender value of your Policy is not sufficient to pay policy charges, and the seven year no-lapse feature is not in effect, we will notify you of how much premium you will need to pay to keep the Policy in force. You will have a 61 day “grace period” from the date we notify you to make that payment. If you don’t pay at least the required amount by the end of the grace period, your Policy will terminate (i.e., lapse). All coverage under the Policy will then cease.

If the last survivor dies during the grace period, we will pay the death benefit to your beneficiary less any unpaid policy charges and outstanding policy loans.

If the Policy terminates, you can apply to reinstate it within five years from the date of lapse if both insureds are alive or if one of the insureds died prior to the lapse. You will have to provide evidence that the insured person (or persons, if both insureds are living) still meets our requirements for issuing insurance. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the Policy.

Premiums Upon an Increase in the Specified Amount

If you increase the specified amount of insurance, you may wish to pay an additional premium or make a change in planned premiums. See Can I Change Insurance Coverage Under the Policy? in this prospectus. We will notify you if an additional premium or a change in planned premiums is necessary.

How Are Amounts Credited to the Separate Account?

From each premium payment you make, we deduct a premium charge. We allocate the rest to the investment options you have selected (except, in some states, the initial net premium will be allocated to the Penn Series Money Market Fund subaccount during the free look period).

When a payment is allocated to a subaccount of the Separate Account, or transferred from one subaccount of the Separate Account to another, accumulation units of the receiving subaccount are credited to the Policy. The number of accumulation units credited is determined by dividing the amount allocated or transferred by the value of an accumulation unit of the subaccount for the current valuation period. A valuation period is the period from one valuation of Separate Account assets to the next.

For each subaccount of the Separate Account, the value of an accumulation unit was set at $10 when the subaccount was established, and is valued each day shares of the fund held in the subaccount are valued (normally as of the close of business each day the New York Stock Exchange is opened for business). It is valued by multiplying the accumulation unit value for the prior valuation period by the net investment factor for the current valuation period.

The net investment factor is an index used to measure the investment performance of each subaccount of the Separate Account from one valuation period to the next. The net investment factor is determined by dividing (a) by (b), where

(a)	is the net asset value per share of the fund held in the subaccount, as of the end of the current valuation period, plus the per share amount of any dividend or capital gain distributions by the fund if the “ex-dividend date” occurs in the valuation period; and

(b)	is the net asset value per share of the fund held in the subaccount as of the end of the last prior valuation period.

How Much Life Insurance Does the Policy Provide?

In your application for the Policy, you tell us how much life insurance coverage you want on the lives of the two persons to be insured. This is called the “specified amount” of insurance. The minimum specified amount of insurance that you can purchase is $200,000.

Death Benefit Options

When the last of the insured persons dies, we will pay the beneficiary the death benefit less the amount of any outstanding loan. We offer two different types of death benefits payable under the Policy. You choose which one you want in the application. They are:

•	Option 1 — The death benefit is the greater of (a) the specified amount of insurance, or (b) the “applicable percentage” of the policy value on the date of the last insured’s death.

•

Option 2 — The death benefit is the greater of (a) the specified amount of insurance plus your policy value on the date of death, or (b) the “applicable percentage” of the policy value on the date of the last insured’s death.

The “applicable percentages” depend on the life insurance qualification test you chose on the application. If you chose the Guideline Premium Test/Cash Value Corridor Test, the “applicable percentage” is 250% when the younger of the two insureds has attained age 40 or less and decreases to 100.1% when the younger of the two insureds attains age 96 through 121. A table showing “applicable percentages” is included in Appendix C.

For the Cash Value Accumulation Test, the “applicable percentages” will vary by the insureds’ attained ages and their insurance risk characteristics. A table showing “applicable percentages” for a representative policy issued covering a non-tobacco male insured, age 65 and non-tobacco female insured, age 65 is included in Appendix D.

If the investment performance of the variable account investment options you have chosen is favorable, the amount of the death benefit may increase. However, under Option 1, favorable investment performance will not ordinarily increase the death benefit for several years and may not increase it at all, whereas under Option 2, the death benefit will vary directly with the investment performance of the policy value.

Assuming favorable investment performance, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1. On the other hand, the monthly insurance charge will be higher under Option 2 to compensate us for the additional insurance risk we take. Because of that, the policy value will tend to be higher under Option 1 than under Option 2 for the same premium payments.

Can I Change Insurance Coverage Under the Policy?

Change of Death Benefit Option

You may change your insurance coverage from Option 1 to Option 2 and vice-versa, subject to the following conditions:

•	after the change, the specified amount of insurance must be at least $200,000;

•	no change may be made in the first policy year and no more than one change may be made in any policy year;

•	if you request a change from Option 1 to Option 2, we may request evidence of insurability; if a different rate class is indicated for the insureds, the requested change will not be allowed; and

•	the combined issue age does not exceed 165 and the older insured is not older than 85.

Changes in the Specified Amount of Insurance

You may increase the specified amount of insurance, subject to the following conditions:

•	you must submit an application along with evidence of insurability acceptable to Penn Mutual;

•	the amount of the increase must be at least $10,000; and

•	no change may be made if it would cause the Policy not to qualify as insurance under federal income tax law.

•	the combined issue age does not exceed 165 and the older insured is not older than 85

If you increase the specified amount within the first seven policy years, the seven year no-lapse period will be extended by seven years.

You may decrease the specified amount of insurance, subject to the following conditions:

•	no change may be made in the first policy year;

•	no change may be made if it would cause the Policy not to qualify as insurance under federal income tax law;

•	no decrease may be made within one year of an increase in the specified amount; and

•	any decrease in the specified amount of insurance must be at least $10,000 and the specified amount after the decrease must be at least $200,000.

Tax Consequences of Changing Insurance Coverage

See How Is the Policy Treated Under Federal Income Tax Law? in this prospectus to learn about possible tax consequences of changing your insurance coverage under the Policy.

What Is the Value of My Policy?

Your policy value, which is allocated (or transferred) to subaccounts of the Separate Account in accordance with your direction, will vary with the investment performance of the shares of the funds held in the subaccount.

The amount you allocate to the fixed interest option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 3.0%. The current declared rate will appear in the annual statement we will send to you. If you want to know what the current declared rate is, simply call or write to us. Amounts you allocate to the fixed interest option will not be subject to the mortality and expense risk asset value charge described later in this prospectus. Your policy value will be affected by deductions we make from your Policy for policy charges.

At any time, your policy value is equal to:

•	the net premiums you have paid;

•	plus or minus the investment results in the part of your policy value allocated to subaccounts of the Separate Account;

•	plus interest credited to the amount in the part of your policy value (if any) allocated to the fixed interest option;

•	minus policy charges we deduct; and

•	minus partial surrenders you have made.

If you borrow money under your Policy, other factors affect your policy value. See What Is a Policy Loan? in this prospectus.

How Can I Change the Policy’s Investment Allocations?

Future Premium Payments

You may change the investment allocation for future premium payments at any time. You make your original allocation in the application for your Policy. The percentages you select for allocating premium payments must be in whole numbers and must equal 100% in total.

Transfers Among Existing Investment Options

You may also transfer amounts from one investment option to another, and to and from the fixed interest option. To do so, you must tell us how much to transfer, either as a percentage or as a specific dollar amount. Transfers are subject to the following conditions:

•	the minimum amount that may be transferred is $250 (or the amount held under the investment options from which you are making the transfer, if less);

•	if less than the full amount held under an investment option is transferred, the amount remaining under the investment option must be at least $250;

•	we may defer transfers under certain conditions;

•	transfers may not be made during the free look period;

•	transfers may be made from the fixed interest option only during the 30 day period following the end of each policy year; and

•	the amount that may be transferred excludes any amount held in the policy loan account.

The Policy is not designed for individuals and professional market timing organizations that use programmed and frequent transfers among investment options. We therefore may restrict market timing when we believe it is in the interest of all of our policy owners to do so. However, we may not be able to detect all market timing and may not be able to prevent frequent transfers, and any possible harm caused, by those we do detect. We will notify you in writing in a timely manner of any actions we take to restrict your ability to make transfers.

Frequent Trading Risks

We did not design this variable life policy and the available subaccounts to accommodate market timing or frequent transfers between the subaccounts. Frequent exchanges among subaccounts and market timing by policy owners can reduce the long-term returns of the underlying funds. The reduced returns could adversely affect the policy owners, annuitants, insureds or beneficiaries of any variable annuity or variable life insurance contract issued by any insurance company with respect to values allocated to the underlying fund.

Frequent exchanges may reduce the underlying fund’s performance by increasing costs paid by the fund (such as brokerage commissions); they can disrupt portfolio management strategies; and they can have the effect of diluting the value of the shares of long term shareholders in cases in which fluctuations in markets are not fully priced into the fund’s net asset value.

The insurance-dedicated funds available through the subaccounts generally cannot detect individual policy owner exchange activity because they are owned primarily by insurance company separate accounts that aggregate exchange orders from owners of individual contracts. Accordingly, the funds are dependent in large part on the rights, ability and willingness of the participating insurance companies to detect and deter short–term trading by policy owners.

As outlined below, we have adopted policies regarding frequent trading, but there is the risk that these policies and procedures concerning frequent trading will prove ineffective in whole or in part in detecting or preventing frequent trading. As a result of these limitations, some policy owners may be able to engage in frequent trading, while other policy owners will bear the affects of such frequent trading. Please review the underlying funds’ prospectuses for specific information about the funds’ short–term trading policies and risks.

Frequent Trading Policies

We have adopted policies and procedures designed to discourage frequent trading as described below. We intend to monitor on an ongoing basis the operation of these policies and procedures and may, at any time without notice to policy owners, revise them in any manner not inconsistent with the terms of the Policy. If requested by the investment adviser and/or sub-adviser of an underlying fund, we will consider additional steps to discourage frequent trading. In addition, we reserve the right to reject any purchase payment or exchange request at any time for any reason.

We have adopted certain procedures to detect frequent trading. If it appears that market timing activity is occurring or the transfer frequency would be expected to have a detrimental impact on the affected funds, the following steps will be taken on a uniform basis:

1.	A letter is sent to the policy owner and to the registered representative associated with the Policy reiterating the policy with respect to frequent transfers and urging a cessation of any market timing or frequent transfer activity.

2.	If market timing or frequent transfer activity continues after the initial letter, a second letter is sent requiring that all subsequent transfer requests be submitted in writing containing the policy owner’s original signature. Thereafter, any attempt to make a transfer request electronically, telephonically or by facsimile will be rejected.

3.	Any Policies which have been the subject of a letter referred to in paragraph 1 or 2 will be subject to special monitoring to determine whether the potentially detrimental frequent trading has ceased.

Dollar Cost Averaging

This program automatically makes monthly transfers from the money market variable investment option to one or more of the other investment options and to the fixed interest option. You choose the investment options and the dollar amount of the transfers. You may dollar cost average from the money market variable investment option for up to 60 months. All transfers occur on the 15th of the month. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. The success of this strategy depends on market trends. The program allows owners to take advantage of investment fluctuations, but does not assure a profit or protect against loss in a declining market. To begin the program, the planned premium for the year must be at least $600 and the amount transferred each month must be at least $50. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time.

Dollar Cost Averaging Account – Twelve-Month Fixed Account

This program allows you to allocate all or a portion of a premium payment to the twelve-month dollar cost averaging fixed account, where it is automatically re-allocated each month to one or more of the variable investment options that you select. Premium payments may be allocated to the account at any time. The amount you allocate to the twelve-month dollar cost averaging fixed account will earn interest for a twelve-month period at a rate we declare monthly. In addition, you are permitted to take loans on or withdraw money from the funds available in the account. For policies issued prior to April 1, 2009, the account operates on a twelve-month cycle beginning on the 15th of each month following your allocation of a premium payment to the account. Thereafter, on the 15th of each month during the cycle, an amount is transferred from the account to the investment option(s) you selected. For policies issued April 1, 2009 and later, the account operates on a twelve-month cycle beginning on the monthly anniversary of each month following your allocation of a premium payment to the account. Thereafter, on the monthly anniversary of each month during the cycle, an amount is transferred from the account to the investment option(s) you selected. The account terminates when the Policy lapses or is surrendered, on the death of the last insured, at the end of the twelve-month cycle or at your request. Upon termination of the account, all funds in the account are allocated to other investment options based upon your instructions.

The purposes and benefits of the program are similar to the money market account dollar cost averaging program offered under the Policy. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time. No more than one dollar cost averaging program may be in effect at any one time.

Asset Rebalancing

This program automatically reallocates your policy value among subaccounts of the Separate Account in accordance with the proportions you originally specified. Over time, variations in investment results will change the allocation percentage. On a quarterly basis, the rebalancing program will periodically transfer your policy value among the subaccounts to reestablish the percentages you had chosen. Rebalancing can result in transferring amounts from a variable investment option with relatively higher investment performance to one with relatively lower investment performance. The minimum policy value to start the program is $1,000. If you also have one of the dollar cost averaging programs in effect, the portion of your policy value in either of the dollar cost averaging accounts may not be included in the rebalancing program. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time. All of the Fixed Account Options are ineligible for the asset rebalancing program.

What Are the Fees and Charges Under the Policy?

Premium Charge

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In the first policy year, we currently deduct 20% of the amount of premium payments which do not exceed the maximum surrender charge premium and 4.0% of the amount of premium payments above the maximum surrender charge premium, before they are allocated to the investment options. The maximum surrender charge premium is calculated for each Policy and is stated in the Policy, and, for any Policy we issue, cannot exceed $50.00 per $1,000 of insurance specified in the Policy. The premium charge deduction consists of 2.5% to cover state premium taxes and the remaining amount to partially compensate us for the expense of selling and distributing the Policies. For premiums received after the first policy year, we will deduct 4.0% of premium payments on both a current and a guaranteed basis. This will consist of 2.5% to cover state premium taxes and 1.5% to partially compensate us for the expense of selling and distributing the Policies. For Policies issued in states other than New York we may increase the charge on premium payments received in the first policy year which do not exceed the maximum surrender charge premium but to not more than 30% of such payments. We will notify you in advance if we change our current rates.

Monthly Deductions

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Insurance Charge — A monthly charge for the cost of insurance protection. The amount of insurance risk we assume varies from Policy to Policy and from month to month. The insurance charge therefore also varies. To determine the charge for a particular month, we multiply the amount of insurance for which we are at risk by a cost of insurance rate based upon an actuarial table. The table in your Policy will show the maximum cost of insurance rates that we can charge. The cost of insurance rates that we currently apply are generally less than the maximum rates shown in your Policy. The table of rates we use will vary by issue age, policy duration and the insurance risk characteristics. We place insureds in a rate class when we issue the Policy and when an increase in coverage is effective, based on our examination of information bearing on insurance risk. We currently place people we insure in the following rate classes: a tobacco or nontobacco standard rate class, a preferred underwriting class (tobacco or nontobacco), or a rate class involving a higher mortality risk (a “substandard class”). Regardless of the table used, cost of insurance rates generally increase each year that you own your Policy, as the insureds’ attained ages increase. In accordance with our rules, you may specify the investment options from which the charge is deducted (except the twelve-month dollar cost averaging fixed account). If any particular investment option has insufficient funds to cover your specified percentage deduction, the charge will be deducted pro-rata from each of your investment options. You may exercise this option when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. If you do not specify investment options, the charge is deducted pro-rata from your variable investment and fixed interest options (except the twelve-month dollar cost averaging fixed account). Deductions will be taken from the twelve-month dollar cost averaging fixed account only when there are no funds available under the variable investment and fixed interest options.

•

Administrative Charge — A monthly charge to help cover our administrative costs. This charge is equal to a flat dollar charge of $50 in the first policy year and $15 thereafter. Administrative expenses relate to premium billing and collection, recordkeeping, processing of death benefit claims, policy loans and policy changes, reporting and overhead costs, processing applications and establishing policy records. In accordance with our rules, you may specify the investment options from which the charge is deducted (except the twelve-month dollar cost averaging fixed account). If any particular investment option has insufficient funds to cover your specified percentage deduction, the charge will be deducted pro-rata from each of your investment options. You may exercise this option when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. If you do not specify investment options, the charge is deducted pro-rata from your variable investment and fixed interest options (except the twelve-month dollar cost averaging fixed account). Deductions will be taken from the twelve-month dollar cost averaging fixed account only when there are no funds available under the variable investment and fixed interest options.

•

Mortality and Expense Risk Charge — A monthly charge to cover mortality and expense risks. The mortality risk we assume is the risk that the persons we insure may die sooner than anticipated and that Penn Mutual will pay an aggregate amount of death benefits greater than anticipated. The expense risk we assume is the risk that expenses incurred in issuing and administering the policies and the Separate Account will exceed the amount we charge for administration. We will notify you in advance if we change our current rates. We may realize a profit from the charges, and if we do, it will become part of our surplus.

This charge has two parts:

(1)	Mortality and Expense Risk Face Amount Charge. For the first 120 months after the policy date we will deduct the charge based on the initial specified amount of insurance that varies with the issue age of the insured, and for the first 120 months after any increase in the specified amount we will deduct the charge based on the increase that varies with the age of the insured on the effective date of the increase. Sample current and guaranteed maximum rates for the face amount component are shown in Appendix A. For all state not including New York, guaranteed maximum rates range from 0.14 to 0.39, depending on issue ages of the insureds. For New York, guaranteed maximum rates range from 0.12 to 0.36, depending on issue ages of the insureds. In accordance with our rules, you may specify the investment options from which the charge is deducted (except the twelve-month dollar cost averaging fixed account). If any particular investment option has insufficient funds to cover your specified percentage deduction, the charge will be deducted pro-rata from each of your investment options. You may exercise this option when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. If you do not specify investment options, the charge is deducted pro-rata from your variable investment and fixed interest options (except the twelve-month dollar cost averaging fixed account). Deductions will be taken from the twelve-month dollar cost averaging fixed account only when there are no funds available under the variable investment and fixed interest options.

(2)	Mortality and Expense Risk Asset Value Charge. We deduct a monthly charge from your policy value that is allocated to the variable investment options. This charge is deducted pro-rata from your variable investment accounts. The charge does not apply to the fixed interest option. The current charge is equivalent to an annual effective rate of 0.60% for the first ten policy years and an annual rate of 0.05% of the policy value thereafter. The guaranteed charge is equivalent to an annual effective rate of 0.90% of the policy value for the first ten policy years and an annual effective rate of 0.35% of the policy value thereafter.

For Policies issued in the State of Maryland, these charges are labeled as (1) Monthly Charge per $1,000 of Specified Amount, and (2) Monthly Policy Value Charge.

•	Optional Supplemental Benefit Charges. — Monthly charges for any optional supplemental insurance benefits that are added to the Policy by means of a rider.

Transfer Charge

We reserve the right to impose a $10 charge on any transfer of policy value among investment funds and/or the fixed interest option if the transfer exceeds 12 transfers in a policy year. We will notify policy owners in advance if we decide to impose the charge. We will not impose a charge on any transfer made under dollar cost averaging or asset rebalancing. Also, we will not impose a charge on any transfer which exceeds $4,999,999.

Surrender Charge

If you surrender your Policy within the first 14 policy years or within 14 years of an increase in the specified amount of insurance under your Policy, we will deduct a surrender charge from your policy value.

With respect to a surrender within the first 14 policy years, the surrender charge equals (d) multiplied by 90% of the minimum of (a), (b), and (c), where:

(a)	is $25.00 per thousand of specified amount;

(b)	is the total premiums paid in the first policy year;

(c)	is the maximum surrender charge premium (which is an amount calculated separately for each Policy); and

(d)	is the applicable surrender factor for the policy year during which the surrender is made (see table below).

With respect to a surrender within 14 years of an increase in the specified amount of insurance under your Policy, the surrender charge is equal to (d) multiplied by 90% of the minimum of (a), (b), and (c), where:

(a)	is $25.00 per thousand of the specified amount of the increase;

(b)	is the total premiums paid in the first twelve months following the effective date of the increase;

(c)	is the maximum surrender charge premium at the effective date of the increase (which is an amount calculated separately for each Policy); and

(d)	is the applicable surrender factor from the table below, assuming for this purpose only that the first policy year commences with the policy year in which the increase in specified amount of insurance becomes effective.

Surrender During Policy Year	Surrender Factor Applied to (c) in Formula
1st	1.00
2nd	0.90
3rd	0.83
4th	0.76
5th	0.69
6th	0.62
7th	0.55
8th	0.48
9th	0.41
10th	0.34
11th	0.27
12th	0.20
13th	0.13
14th	0.06
15th and later	0.00

The maximum surrender charge that may be deducted on surrender of a Policy is $22.50 per $1,000 of insurance specified in the Policy.

The surrender charge consists of a sales charge component and an administrative charge component. The sales charge component is to reimburse us for some of the expenses incurred in the distribution of the Policies. The sales charge component, together with the sales charge component of the premium charge, may be insufficient to recover distribution expenses related to the sale of the Policies. Our unrecovered sales expenses are paid for from our surplus. The administrative charge component covers administrative expenses associated with underwriting and issuing the Policy, including the costs of processing applications, conducting medical exams, determining insurability and the insureds’ rate class, and creating and maintaining policy records, as well as the administrative costs of processing surrender requests.

Partial Surrender Charge

If you partially surrender your Policy, we will deduct the lesser of $25 or 2.0% of the amount surrendered. The charge will be deducted from the available net cash surrender value and will be considered part of the partial surrender.

What Are the Supplemental Benefit Riders That I Can Buy?

We offer supplemental benefit riders that may be added to your Policy. If riders are added to your Policy, the monthly charges for the supplemental benefits may be deducted from your policy value in addition to the charges paid under the base Policy.

Flexible Period Single Life Supplemental Term Insurance Agreement

This Agreement provides term insurance coverage on one of the insureds for a specified period of time. The Agreement can be placed in force on each insured. We will deduct the cost of insurance charges from the cash value of the Policy and a separate charge of $0.10 per $1,000 of specified amount during the first twelve months of the Agreement. If the specified amount of insurance has increased within the past year, we will deduct a charge of $0.10 per $1,000 of the increased specified amount. The cost of insurance rates are based on the age, gender (in some states), and rate class of the insured. The term insurance may be converted to a life or endowment policy without evidence of insurability. This Agreement can be elected at any time, as long as the insured meets our underwriting requirements. This Agreement is not available if you choose the Guaranteed Continuation of Policy Rider. This benefit is subject to the provisions of the Agreement.

Policy Split Option Agreement

This Agreement permits the Policy to be split into two flexible premium adjustable life policies within six months following the occurrence of either of the following events:

•	issuance of a final divorce decree relating to the two insureds, or

•	a change in federal estate tax law that results in the inability to defer estate taxes until the death of the last surviving insured.

Each insured must submit evidence of insurability satisfactory to us to exchange the Policy for two individual life insurance policies. There is no charge for the Agreement. This Agreement is automatically added to your base Policy at the time you purchase your Policy if the older of the two insureds is age 79 or younger. This benefit is subject to the provisions of the Agreement.

Enhanced Policy Split Option Agreement

This Agreement permits the Policy to be split into two individual universal life policies without evidence of insurability.

The option provided in this Agreement may be exercised within 90 days after a change in the Federal Estate Tax Law which results in any of the following:

1.	Complete removal or material limitation of the unlimited marital deduction as defined in the Internal Revenue Code. A material limitation is defined to meet either or both of the following:

(a)	if the limitation is expressed as a percentage of the estate, the limitation must cap the Unlimited Marital Deduction at 50% or less of the estate’s value;

(b)	if the limitation is expressed as a dollar amount, the limitation must cap the Unlimited Marital Deduction at an amount which is less than the Specified Amount of the policy to which it is attached plus the Specified Amount of the policy to which it is attached plus the Specified Amount of a Supplemental Term Insurance Agreement, if attached.

2.	Reduction in the dollar amount of the Federal Unified Credit, as defined in the Internal Revenue Code, by 50% or more; or

3.	Subtraction of 25% or more from the percentage Federal Estate Tax rate that would be applicable to the estate of the last insured to die.

There is no charge for the Agreement. This Agreement is automatically added to your base Policy at the time you purchase your Policy if: (a) the insureds are married; (b) the older of the two insureds is age 79 or younger; and (c) neither insured has a table rating, flat extra rating, or is uninsurable. This benefit is subject to the provisions of the Agreement.

Estate Growth Agreement — Automatic Increases in Specified Amount

This Agreement provides for automatic annual increases in the total insurance benefit. Each automatic increase is the initial amount of specified amount of insurance plus increases in specified amount of insurance multiplied by the estate growth benefit rate specified in the Policy. Increases will end on the policy anniversary nearest the younger insured’s 80th birthday. The total specified amount of insurance under the Policy may not exceed two times the initial specified amount, plus any increase in the initial specified amount of insurance that required evidence of insurability. Cost of insurance charges applied to the increased amounts of insurance are based on age, gender (in some states) and rate class of the insured coverage under the rider. You may add this Agreement to your base Policy only at the time you purchase your Policy. This Agreement is not available if you choose the Guaranteed Continuation of Policy Rider. This benefit is subject to the provisions of the Agreement.

Supplemental Exchange Agreement

The Agreement provides that the Policy may be exchanged for a new life insurance policy insuring a new joint insured, so long as the new joint insured has the same insurable relationship to the remaining insured as did the insured being replaced, subject to conditions set forth in the Agreement. The new insured must submit satisfactory evidence of insurability, the new insured must be at least 20 years of age on the birthday nearest the policy date of the Agreement and the differences in ages of the remaining insured and the new insured must not be greater than 30 years. There is no charge for the Agreement. This Agreement is automatically added to corporate-owned Policies. This benefit is subject to the provisions of the Agreement.

Guaranteed Continuation of Policy Agreement

This Agreement provides that the insurance provided under the Policy will not lapse even if the cash surrender value of the Policy goes to zero, as long as on each monthly anniversary of the Policy all premiums paid less any partial surrenders, policy loans and unpaid loan interest is equal to or greater than the

“guaranteed continuation of policy premium” multiplied by the number of elapsed policy months since the Policy date. The “guaranteed continuation of policy premium” is specified in the Policy, and is different for each insured. It is based upon issue age and underwriting class of each insured, and the death benefit option and the supplemental benefit riders chosen. While this Agreement is in force, the allocation or transfer of amounts to certain subaccounts of the Separate Account may be restricted. The monthly charge for this Agreement is $0.01 per $1,000 of the specified amount of insurance in the Policy. You may add this Agreement to your base Policy only at the time you purchase your Policy. This Agreement is not available with any of the following riders: Flexible Period Single Life Supplemental Term Insurance; Estate Growth Benefit; Return of Premium Supplemental Term Insurance; and Estate Preservation Supplemental Term Insurance. This benefit is subject to the provisions in the Agreement.

Return of Premium Term Insurance Agreement

This Agreement provides term insurance equivalent to the sum of all premiums paid under the Policy up to the most recent monthly anniversary. The cost of insurance charges for the Agreement includes the cost of insurance charges for the term insurance provided under the Agreement. The cost of insurance rates for the Agreement are based on the age, gender (in some states) and rate class of the insureds. The rates will not exceed the rates shown for the Agreement in the Additional Policy Specifications section of the Policy. You may add this Agreement to your base Policy only at the time you purchase your Policy. This Agreement is not available if you choose the Guaranteed Continuation of Policy Rider. This benefit is subject to the provisions in the Agreement.

Estate Preservation Supplemental Term Insurance Agreement

This Agreement provides a supplemental term insurance benefit on the death of the last insured under the Policy. The cost of insurance rates for the Agreement are based on the age, gender (in some states) and rate class of the insureds. The rates will not exceed the rates shown for the Agreement in the Additional Policy Specifications section of the Policy. You may add this Agreement to your base Policy only at the time you purchase your Policy. This Agreement is not available if you choose the Guaranteed Continuation of Policy Rider. This benefit is subject to the provisions in the Agreement.

Supplemental Term Insurance Agreement

This Agreement adds last survivor term insurance to the death benefit provided under the Policy. The rider modifies the death benefit options as provided in the Policy as follows:

Option 1: The death benefit is the greater of (a) the sum of the amount of insurance specified in the Policy and the amount of term insurance added by the rider, or (b) the “applicable percentage” of the policy value on the date of death of the last insured to die.

Option 2: The death benefit is the greater of (a) the sum of the amount of insurance specified in the Policy, the amount of term insurance added by the rider, and the policy value on the date of death of the last insured to die, or (b) the “applicable percentage” of the policy value on the date of death of the last insured to die.

Additional information on the death benefit options may be found under How Much Life Insurance Does the Policy Provide? in this prospectus.

The amount of term insurance added by the Agreement may, upon written application and receipt by us of satisfactory evidence of insurability, be increased by no less than $10,000.

The monthly deductions under the Policy may include a mortality and expense risk face amount charge (monthly per $1,000 of specified amount of charge for policies issued in Maryland) applied to the amount of term insurance added to the Policy by the Agreement. We are not currently applying the charge to term insurance added by the Agreement, but may do so in the future. If a mortality and expense risk face amount charge (monthly per $1,000 of specified amount of charge for policies issued in Maryland) is applied to term insurance added by the Agreement, it will not exceed the charges shown in the Additional Policy Specifications in the Policy. Guaranteed maximum mortality and expense risk face amount charges (monthly per $1,000 of specified amount of charge for policies issued in Maryland) for term insurance added by the Agreement are shown in Appendix B.

The monthly deductions under the Policy will include a cost of insurance charge for the term insurance added by the Agreement. The cost of insurance rates for the term insurance based on attained age, gender (in some states) and rate class of each insured, will not exceed those shown for the Agreement in the Additional Policy Specifications in the Policy.

It may be to your economic advantage to add life insurance protection to the Policy through the Agreement. The total current charges that you pay for your insurance will be less with term insurance added by the Agreement. It also should be noted, however, that the guaranteed maximum charges under the Policy will be higher with a portion of the insurance added by the Agreement than they would be if all of the insurance were provided under the base Policy.

You may add this Agreement to your base Policy only at the time you purchase your Policy. This benefit is subject to the provisions in the Agreement.

General Rules and Limitations

Additional rules and limitations apply to these supplemental benefits. All supplemental benefits may not be available in your state. Please ask your authorized Penn Mutual representative for further information or contact our office.

What Is a Policy Loan?

You may borrow up to 95% of your cash surrender value. The minimum amount you may borrow is $250.

Interest charged on a policy loan is 4.0% and is payable at the end of each policy year. If interest is not paid when due, it is added to the loan. An amount equivalent to the loan is withdrawn from subaccounts of the Separate Account and the fixed interest option on a prorated basis (unless you designate a different withdrawal allocation when you request the loan) and is transferred to a special loan account. Amounts withdrawn from the investment options cease to participate in the investment experience of the Separate Account. The special loan account is guaranteed to earn interest at 3.0% during the first ten policy years and 3.75% thereafter (4.0% thereafter in New York). On a current basis, the special loan account will earn interest at 3.0% during the first ten policy years and 4.0% thereafter.

You may repay all or part of a loan at any time. Upon repayment, an amount equal to the repayment will be transferred from the special loan account to the investment options you specify. If you do not specify the allocation for the repayment, the amount will be allocated in accordance with your current standing allocation instructions.

If your Policy lapses (see What Payments Must Be Paid Under the Policy?) and you have a loan outstanding under the Policy, you may have to pay federal income tax on the amount of the loan, to the extent there is gain in the Policy. See How Is the Policy Treated Under Federal Income Tax Law? in this prospectus.

The amount of any loan outstanding under your Policy on the death of the last insured to die will reduce the amount of the death benefit by the amount of such loan.

If you want a payment to us to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

How Can I Withdraw Money From the Policy?

Full Surrender

You may surrender your Policy in full at any time. If you do, we will pay you the policy value, less any policy loan outstanding and less any surrender charge that then applies. This is called your “net cash surrender value.”

Partial Surrender

You may partially surrender your Policy for the net cash surrender value, subject to the following conditions:

•	the net cash surrender value remaining in the Policy after the partial surrender must exceed $1,000;

•	no more than four partial surrenders may be made in a policy year;

•	each partial surrender must be at least $250;

•	a partial surrender may not be made from an investment option if the amount remaining under the option is less than $250; and

•	the partial surrender may not reduce the specified amount of insurance under your Policy to less than $200,000.

If you elect Death Benefit Option 1 (see How Much Life Insurance Does the Policy Provide? in this prospectus), a partial surrender may reduce your specific amount of insurance — by the amount by which the partial surrender exceeds the difference between (a) the death benefit provided under the Policy, and (b) the specified amount of insurance.

Partial surrenders reduce the policy value and net cash surrender value by the amount of the partial surrender.

Partial surrenders will be deducted from subaccounts of the Separate Account and the fixed account in accordance with your directions. In the absence of such direction, the partial surrender will be deducted from subaccounts and/or the fixed account on a pro-rata basis.

Can I Choose Different Payout Options Under the Policy?

Choosing a Payout Option

You may choose to receive proceeds from the Policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $5,000 or more applied to any of a number of other payment options as set forth in your Policy, including payment of interest on the proceeds payable, interest income, income for a fixed period, life income, life income for guaranteed period, life income with refund period, joint and survivor life income. Periodic payments may not be less than $50 each.

Changing a Payment Option

You can change the payment option at any time before the proceeds are payable. If you have not made a choice, the payee may change the payment option within the period specified in the Policy. The person entitled to the proceeds may elect a payment option as set forth in the Policy.

Tax Impact of Choosing a Payment Option

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult a qualified tax adviser before making that choice.

How Is the Policy Treated Under Federal Income Tax Law?

Death benefits paid under contracts that qualify as life insurance policies under federal income tax law are not subject to income tax. Investment gains credited to such policies are not subject to income tax as long as they remain in the Policy. Assuming your Policy is not treated as a “modified endowment contract” under federal income tax law, distributions from the Policy are generally treated as first the return of investments in the Policy and then, only after the return of all investment in the Policy, as distribution of taxable income. Amounts borrowed under the Policy also are not generally subject to federal income tax at the time of the borrowing. An exception to this general rule occurs in the case of a decrease in the Policy’s death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the owner in order for the Policy to continue qualifying as life insurance. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702 of the Internal Revenue Code of 1986, as amended (the “Code”).

To qualify as a life insurance contract under federal income tax law, your Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Code. The manner in which Section 7702 should be applied to certain features of the Policy offered in this prospectus is not directly addressed by Section 7702 or any guidance issued to date under Section 7702. Nevertheless, Penn Mutual believes it is reasonable to conclude that the Policy will meet the Section 7702 definition of a life insurance contract. In the absence of final regulations or other pertinent interpretations of Section 7702, however, there is necessarily some uncertainty as to whether a Policy will meet the statutory life insurance contract definition, particularly if it insures a substandard risk. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such contract would not provide most of the tax advantages normally provided by a life insurance contract.

If it is subsequently determined that the Policy does not satisfy Section 7702, we may take whatever steps that are appropriate and reasonable to comply with Section 7702. For these reasons, we reserve the right to restrict policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code requires that the investments of each subaccount of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the funds, intends to comply with the diversification requirements prescribed in Treas. Reg. § 1.817-5, which affect how the funds’ assets are to be invested. Penn Mutual believes that the Separate Account will thus meet the diversification requirement, and Penn Mutual will monitor continued compliance with this requirement.

The Treasury Department has stated in published rulings that a variable life insurance policy owner will be considered the owner of the related separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the policy owner is considered the owner of separate account assets, income and gain from the assets would be includable in the policy owner’s gross income. The Treasury Department has indicated that in regulations or revenue rulings under Section 817(d), (relating to the definition of a variable life insurance policy), it will provide guidance on the extent to which policy owners may direct their investments to particular subaccounts without being treated as owners of the underlying shares. The Internal Revenue Service (“IRS”) has issued Revenue Ruling 2003-91 in which it ruled that the ability to choose among 20 subaccounts and make not more than one transfer per month without charge did not result in the owner of a policy being treated as the owner of the assets in the subaccount under the investment control doctrine.

The ownership rights under the Policies are similar to, but different in certain respects from, those described by the IRS in Revenue Ruling 2003-91 and other rulings in which it was determined that policy owners were not owners of the subaccount assets. Although we do not believe this to be the case, these differences could result in Policy owners being treated as the owners of the assets of the subaccounts under the Policies. We, therefore, reserve the right to modify the Policies as necessary to attempt to prevent the owners of the Policies from being considered the owners of a pro rata share of the assets of the subaccounts under the Policies. In addition, it is possible that when regulations or additional rulings are issued, the Policies may need to be modified to comply with them.

IRC Qualification

Your Policy will be treated as a life insurance contract under federal income tax law if it passes either one or the other of two tests — a cash value accumulation test or a guideline premium/cash value corridor test. At the time of issuance of the Policy, you choose which test you want to be applied. It may not thereafter be changed. If you do not choose the test to be applied to your Policy, the Guideline Premium/Cash Value Corridor Test will be applied.

•	Cash Value Accumulation Test — Under the terms of the Policy, the policy value may not at any time exceed the net single premium cost (at any such time) for the benefits promised under the Policy.

•

Guideline Premium/Cash Value Corridor Test — The Policy must at all times satisfy a guideline premium requirement and a cash value corridor requirement. Under the guideline premium requirement, the sum of the premiums paid under the Policy may not at any time exceed the greater of the guideline single premium or the sum of the guideline level premiums, for the benefits promised under the Policy. Under the cash value corridor requirement, the death benefit at any time must be equal to or greater than the applicable percentage of policy value specified in the Internal Revenue Code.

The Cash Value Accumulation Test does not limit the amount of premiums that may be paid under the Policy. If you desire to pay premiums in excess of those permitted under the Guideline Premium/Cash Value Corridor Test, you should consider electing to have your Policy qualify under the Cash Value Accumulation Test. However, any premium that would increase the net amount at risk is subject to evidence of insurability satisfactory to us. Required increases in the minimum death benefit due to growth in the policy value will generally be greater under the Cash Value Accumulation Test than under the Guideline Premium/Cash Value Corridor Test.

The Guideline Premium/Cash Value Corridor Test limits the amount of premium that may be paid under the Policy. If you do not desire to pay premiums in excess of those permitted under Guideline Premium/Cash Value Corridor Test limitations, you should consider electing to have your Policy qualify under the Guideline Premium/Cash Value Corridor Test.

Modified Endowment Contracts

The Internal Revenue Code establishes a class of life insurance contracts designated as “modified endowment contracts,” which applies to Policies entered into or materially changed after June 20, 1988.

Due to the Policy’s flexibility, classification as a modified endowment contract will depend on the individual circumstances of each Policy. In general, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and policy value at the time of such change and the additional premiums paid in the seven years following the material change. At the time a premium is credited which would cause the Policy to become a modified endowment contract, we will notify you that unless a refund of the excess premium (with interest) is requested, your Policy will become a modified endowment contract. You will have 30 days after receiving such notification to request the refund.

All Policies that we or our affiliate issues to the same owner during any calendar year, which are treated as modified endowment contracts, are treated as one modified endowment contract for purposes of determining the amount includable in the gross income under Section 72(e) of the Code.

The rules relating to whether your Policy will be treated as a modified endowment contract are complex and make it impracticable to adequately describe in the limited confines of this summary. Therefore, you may wish to consult with a competent advisor to determine whether a policy transaction will cause the Policy to be treated as a modified endowment contract.

Policies classified as a modified endowment contract will be subject to the following tax rules. First, all distributions, including distributions upon surrender and partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by such a Policy that is included in income except where the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the owner’s becoming totally and permanently disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and the owner’s Beneficiary.

Policy Loan Interest

Generally, personal interest paid on a loan under a Policy which is owned by an individual is not deductible. In addition, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual will generally not be tax deductible. The deduction of interest on policy loans may also be subject to the restrictions of Section 264 of the Code. An owner should consult a tax adviser before deducting any interest paid in respect of a policy loan.

Investment in the Policy

Investment in your Policy means: (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the owner.

Taxation of Policy Split Option Agreement

The Policy Split Option Agreement that we offer permits a Policy to be split into two other life policies upon the occurrence of a divorce of the joint insureds or certain changes in federal estate tax law. A Policy split could have adverse tax consequences. For example, it is not clear whether a Policy split will be treated as a nontaxable exchange under Sections 1031, 1035 or 1041 of the Code. If a Policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the Policy at the time of the split. In addition, it is not clear whether, in all circumstances, the individual policies that result from a Policy split would be treated as life insurance contracts for federal income tax purposes and, if so treated, whether the individual contracts would be classified as modified endowment contracts. Before you exercise rights provided by the Policy split option, it is important that you consult with a competent tax advisor regarding the possible tax consequences of a Policy split.

Other Tax Considerations

The transfer of your Policy or the designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the owner, may have generation skipping transfer tax considerations under Section 2601 of the Code.

The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed. Consult with your tax adviser for specific information in connection with these taxes.

The foregoing is a summary of the federal income tax considerations associated with the Policy and does not purport to cover all possible situations. The summary is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS. The summary is not intended as tax advice. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS.

Are There Other Charges That Penn Mutual Could Deduct in the Future?

We currently make no charge against policy values to pay federal income taxes on investment gains. However, we reserve the right to do so in the event there is a change in the tax laws. We currently do not expect that any such charge will be necessary.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to make such deductions for such taxes.

How Do I Communicate With Penn Mutual?

General Rules

You may mail all checks for premium payments to The Penn Mutual Life Insurance Company, Payment Processing Center, P.O. Box 7460, Philadelphia, Pennsylvania, 19101-7460, or express all checks to The Penn Mutual Life Insurance Company, Payment Processing Center, L/B 7460, Route 38 & East Gate Drive, Moorestown, NJ 08057.

Certain requests pertaining to your Policy must be made in writing and be signed and dated by you. They include the following:

•	policy loans in excess of $50,000, partial surrenders in excess of $10,000, and full surrenders;

•	change of death benefit option;

•	changes in specified amount of insurance;

•	change of beneficiary;

•	election of payment option for policy proceeds;

•	tax withholding elections; and

•	grant of telephone transaction privilege to a third party.

You should mail or express these requests to our office. You should also send notice of the insured person’s death and related documentation to our office. Communications are not treated as “received” until such time as they have arrived at our office in proper form. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently ends at 5:00 p.m. Eastern Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

We have special forms that must be used for a number of the requests mentioned above. You can obtain these forms from your Penn Mutual representative or by calling our office at 800-523-0650. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that does not include this required information.

Telephone Transactions

You or the producer of record (pursuant to your instructions) may request transfers among investment options and may change allocations of future premium payments by calling our office. In addition, if you complete a special authorization form, you may authorize a third person, other than the producer of record, to act on your behalf in giving us telephone transfer instructions. We will not be liable for following transfer instructions, including instructions from the producer of record, communicated by telephone that we reasonably believe to be genuine. We also reserve the right to suspend or terminate the privilege altogether at any time. We may require certain identifying information to process a telephone transfer.

What Is the Timing of Transactions Under the Policy?

Planned premium payments and unplanned premium payments which do not require evaluation of additional insurance risk will be credited to the Policy and the net premium will be allocated to the subaccounts of the Separate Account based on values at the end of the valuation period in which we receive the payment. A valuation period is the same as the valuation period of the shares of the funds held in subaccounts of the Separate Account. Loan, partial surrender and full surrender transactions will be based on values at the end of the valuation period in which we receive all required instructions and necessary documentation. In order to receive a day’s closing price, instructions sent by facsimile transmission must be received in good order by our fax server prior to the close of regular trading on that day. Telephone instructions must be received in full, containing all required information and confirmed back to the caller prior to the close of regular trading in order to receive that day’s closing price. Death benefits will be based on values as of the date of death.

We will ordinarily pay the death benefit, loan proceeds and partial or full surrender proceeds, within seven days after receipt at our office of all the documents required for completion of the transaction.

We may defer making a payment or transfer from a variable account investment option if (1) the disposal or valuation of the Separate Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or (2) the SEC by order permits postponement of payment to protect our policy owners.

We may also defer making a payment or transfer from the fixed interest option for up to six months from the date we receive the written request. However, we will not defer payment of a partial surrender or policy loan requested to pay a premium due on a Penn Mutual Policy. If a payment from the fixed interest option is deferred for 30 days or more, it will bear interest at a rate of 3.0% per year compounded annually while it is deferred.

How Does Penn Mutual Communicate With Me?

At least once each year we will send a report to you showing your current policy values, premiums paid and deductions made since the last report, any outstanding policy loans, and any additional premiums permitted under your Policy. We will also send to you an annual and a semi-annual report for each Fund underlying a subaccount to which you have allocated your policy value, as required by the 1940 Act. In addition, when you pay premiums, or if you borrow money under your Policy, transfer amounts among the investment options or make partial surrenders, we will send a written confirmation to you. Information on Dollar Cost Averaging, Automatic Asset Rebalancing, and pre-authorized check payments will be confirmed on a quarterly statement.

Do I Have the Right to Cancel the Policy?

You have the right to cancel your Policy within 10 days after you receive it (or longer in some states). This is referred to as the “free look” period. To cancel your Policy, simply deliver or mail the Policy to our office or to our representative who delivered the Policy to you.

In most states, you will receive a refund of your policy value as of the date of cancellation plus the premium charge and the monthly deductions. The date of cancellation will be the date we receive the Policy.

In some states, you will receive a refund of any premiums you have paid. In these states money held under your Policy will be allocated to the Penn Series Money Market Fund subaccount during the “free look” period. At the end of the period, the money will be transferred to the investment options you have chosen.

THE PENN MUTUAL LIFE INSURANCE COMPANY

Penn Mutual is a Pennsylvania mutual life insurance company. We were chartered in 1847 and have been continuously engaged in the life insurance business since that date. We issue and sell life insurance and annuities in all 50 states and the District of Columbia. Our corporate headquarters are located at 600 Dresher Road, Horsham, Pennsylvania, 19044, a suburb of Philadelphia. Our mailing address is The Penn Mutual Life Insurance Company, Philadelphia, Pennsylvania, 19172.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

We established Penn Mutual Variable Life Account I (the “Separate Account”) as a separate investment account under Pennsylvania law on January 27, 1987. The Separate Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “separate account” within the meaning of the federal securities laws.

Net premiums received under the Policy and under other variable life insurance policies are allocated to subaccounts of the Separate Account for investment in investment funds. They are allocated in accordance with instructions from policy owners.

Income, gains and losses, realized or unrealized, in a subaccount are credited or charged without regard to any other income, gains or losses of Penn Mutual. Assets equal to the reserves and other contract liabilities with respect to the investments held in each subaccount are not chargeable with liabilities arising out of any other business or account of Penn Mutual. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all benefits provided under the Policies.

If investment in shares of a fund should no longer be possible or, if in our judgment, becomes inappropriate to the purposes of the Policies, or, if in our judgment, investment in another fund is in the interest of owners, we may substitute another fund. No substitution may take place without notice to owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.

VOTING SHARES OF THE INVESTMENT FUNDS

We are the legal owner of shares of the funds and as such have the right to vote on all matters submitted to shareholders of the funds. However, as required by law, we will vote shares held in the Separate Account at meetings of shareholders of the funds in accordance with instructions received from owners. Should the applicable federal securities laws, regulations or interpretations thereof change so as to permit us to vote shares of the funds in our own right, we may elect to do so.

To obtain voting instructions from owners, before a meeting we will send owners voting instruction material, a voting instruction form and any other related material. The number of shares for which an owner may give voting instructions is currently determined by dividing the portion of the owner’s policy value allocated to the Separate Account by the net asset value of one share of the applicable fund. Fractional votes will be counted. The number of votes for which an owner may give instructions will be determined as of a date chosen by Penn Mutual but not more than 90 days prior to the meeting of shareholders. Shares for which no timely instructions are received will be voted by Penn Mutual in the same proportion as those shares for which voting instructions are received.

We may, if required by state insurance officials, disregard owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the funds, or to approve or disapprove an investment advisory agreement. In addition, we may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the funds, provided that we reasonably disapprove of such changes in accordance with applicable federal regulations. If we ever disregard voting instructions, we will advise owners of that action and of our reasons for such action in the next semiannual report. Finally, we reserve the right to modify the manner in which we calculate the weight to be given to pass-through voting instructions where such a change is necessary to comply with current federal regulations or the current interpretation thereof.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP serves as independent registered public accounting firm for Penn Mutual and the Separate Account. Their offices are located at 2001 Market Street, Suite 1700, Philadelphia, PA 19103.

LEGAL MATTERS

Morgan, Lewis & Bockius LLP of Philadelphia, Pennsylvania, has provided advice on certain matters relating to the federal securities laws and the offering of the Policies.

DISTRIBUTION ARRANGEMENTS

Penn Mutual has a distribution agreement with Hornor, Townsend & Kent, Inc. (“HTK”) to act as principal underwriter for the distribution and sale of the Policies. HTK is affiliated with Penn Mutual and is located at 600 Dresher Road, suite C1C, in Horsham, Pennsylvania, 19044. HTK sells the Policies through its sales representatives. HTK has also entered into selling agreements with other broker-dealers who in turn sell the Policies through their sales representatives. HTK is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

Penn Mutual enters into selling agreements with HTK and other broker-dealers whose registered representatives are authorized by state insurance and securities departments to solicit applications for the Policies. Sales and renewal compensation are paid to these broker-dealers for soliciting applications as premium-based commission, asset-based commission (sometimes referred to as “trails” or “residuals”), or a combination of the two. Registered representatives may be paid commissions on Policies they sell in amounts up to 50% of first year premiums of sales, 3% on premiums paid during the second through fifteenth policy years, and 2% on premiums paid after the first fifteen policy years. In lieu of the renewal commissions just described, registered representatives can opt to receive 1% of premiums paid during the second through tenth policy years, 0% of the premiums paid after the first ten policy years, and an asset-based commission equivalent to an annualized rate of 0.10% of net policy value during the second through tenth policy years, and a 0.25% of net policy value after the first ten policy years.

In addition to or partially in lieu of commission, Penn Mutual may also make override payments and pay expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset broker-dealer expenses in connection with activities they are required to perform, such as educating personnel and maintaining records. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

Such additional compensation may give Penn Mutual greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford Penn Mutual a “preferred” status at the recipient broker-dealer (along with other product vendors that provide similar support) and offer some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the registered representative market the Policies.

Finally, within certain limits imposed by FINRA, registered representatives who are associated with HTK, as a Penn Mutual broker-dealer affiliate, may qualify for sales incentive programs and other benefits sponsored by Penn Mutual. These HTK registered representatives are also producers of Penn Mutual and upon achievement of specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards.

All of the compensation described in this section, and other compensation or benefits provided by Penn Mutual or its affiliates, may be more or less than the overall compensation on similar or other products and may influence your registered representative or broker-dealer to present this Policy rather than other investment options.

Individual registered representatives typically receive a portion of the compensation that is paid to the broker-dealer in connection with the Policy, depending on the agreement between the registered representative and their broker-dealer firm. Penn Mutual is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your registered representative how he/she will be compensated for the transaction.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and the consolidated financial statements of Penn Mutual appear in a statement of additional information, which may be obtained from The Penn Mutual Life Insurance Company, Attn: SAI request, Philadelphia, PA, 19172. Or you can call toll-free at 1-800-523-0650. The consolidated financial statements of Penn Mutual should be distinguished from any financial statements of the Separate Account and should be considered only as bearing upon Penn Mutual’s ability to meet its obligations under the Policies.

APPENDIX A

Mortality and Expense Risk Face Amount Charges

Guaranteed Monthly Rates per $1,000 of Initial Face Amount

For All States Not Including New York

Average Issue Age of Insureds	Rate
20	0.14
25	0.15
30	0.17
35	0.19
40	0.21
45	0.23
50	0.26
55	0.28
60	0.30
65	0.32
70	0.34
75	0.36
80	0.38
83	0.39

Mortality and Expense Risk Face Amount Charges

Guaranteed Monthly Rates per $1,000 of Initial Face Amount

For New York

Average Issue Age of Insureds	Rate
20	0.12
25	0.13
30	0.14
35	0.15
40	0.17
45	0.18
50	0.20
55	0.22
60	0.23
65	0.24
70	0.26
75	0.28
80	0.31
83	0.34

Representative	figures shown. For issue ages not listed, please ask your registered representative.

A-1

APPENDIX B

Mortality and Expense Risk Face Amount Charges

Guaranteed Monthly Rates per $1,000 of Initial Face Amount

Supplemental Term Insurance Rider

Average Issue Age of Insureds	Rate
20	0.19
25	0.20
30	0.22
35	0.24
40	0.26
45	0.28
50	0.31
55	0.33
60	0.35
65	0.37
70	0.39
75	0.41
80	0.43
83	0.44

Representative	figures shown. For issue ages not listed, please ask your registered representative.

B-1

APPENDIX C

Sample Applicable Percentages Under the Guideline Premium/Cash Value Corridor Test

Attained Age of Younger Insured	%	Attained Age of Younger Insured	%	Attained Age of Younger Insured	%	Attained Age of Younger Insured	%	Attained Age of Younger Insured	%
0-40	250%	52	171%	64	122%	76	105%	88	105%
41	243%	53	164%	65	120%	77	105%	89	105%
42	236%	54	157%	66	119%	78	105%	90	105%
43	229%	55	150%	67	118%	79	105%	91	104%
44	222%	56	146%	68	117%	80	105%	92	103%
45	215%	57	142%	69	116%	81	105%	93	102%
46	209%	58	138%	70	115%	82	105%	94	101%
47	203%	59	134%	71	113%	83	105%	95	101%
48	197%	60	130%	72	111%	84	105%	96-121	100.1%
49	191%	61	128%	73	109%	85	105%
50	185%	62	126%	74	107%	86	105%
51	178%	63	124%	75	105%	87	105%

C-1

APPENDIX D

Sample Applicable Percentages Under the Cash Value Accumulation Test

65 Male Non-Tobacco, 65 Female Non-Tobacco

Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%
65	246.9%	74	177.7%	83	137.6%	92	117.5%
66	237.4%	75	172.0%	84	134.6%	93	115.7%
67	228.5%	76	166.6%	85	131.8%	94	114.0%
68	220.0%	77	161.6%	86	129.3%	95	112.3%
69	211.9%	78	156.9%	87	126.9%	96	110.5%
70	204.3%	79	152.4%	88	124.7%	97	108.5%
71	197.0%	80	148.3%	89	122.7%	98	106.3%
72	190.2%	81	144.5%	90	120.9%	99	103.5%
73	183.8%	82	140.9%	91	119.2%	100-121	103.5%

D-1

STATEMENT OF ADDITIONAL INFORMATION

A free copy of the Statement of Additional Information (“SAI”), dated May 1, 2012, which includes financial statements of Penn Mutual and the Separate Account, and additional information on Penn Mutual, the Separate Account and the Policy, may be obtained from The Penn Mutual Life Insurance Company, Attn: SAI request, Philadelphia, PA, 19172. Or you can call toll-free at 1-800-523-0650. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

In addition, you can also request, free of charge, a personalized illustration of death benefits, cash surrender values and cash values by contacting The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA, 19172. Or you can call toll-free at 1-800-523-0650.

Information about the Penn Mutual Variable Life Account I, including the SAI, may be obtained from the Securities and Exchange Commission in any of the following ways: (1) in person: you may review and copy documents in the Commission’s Public Reference Room in Washington, D.C. (for information call 1-202-551-8090); (2) on-line: you may retrieve information from the Commission’s web site at “http://www.sec.gov”; or (3) by mail: you may request documents, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to Securities Exchange Commission, Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-0102.

Penn Mutual Variable Life Account I’s Investment Company Act registration number is 811-05006.

PennMutual.

Our Noble Purpose

Since 1847, Penn Mutual has been driven by our noble purpose — to create a world of possibilities, one individual, one family and one small business at a time. As an original pioneer of mutual life insurance in America, we believe that life insurance is the most protective, responsible and rewarding action a person can take to build a solid foundation today and create a brighter future for generations to come.

Survivorship Growth VUL is issued by The Penn Mutual Life Insurance Company on Policy Form VU-08(S) and VU-08(U) and state variations thereof.

© 2012 The Penn Mutual Life Insurance Company, Philadelphia, PA 19172 www.pennmutual.com

PM5688 05/12

STATEMENT OF ADDITIONAL INFORMATION

FOR

SURVIVORSHIP GROWTH VUL

a last survivor flexible premium adjustable variable life insurance policy issued by

THE PENN MUTUAL LIFE INSURANCE COMPANY

and funded through

PENN MUTUAL VARIABLE LIFE ACCOUNT I

The Penn Mutual Life Insurance Company

Philadelphia, PA 19172

800-523-0650

May 1, 2012

This Statement of Additional Information is not a prospectus. It should be read in conjunction with our Survivorship Growth VUL prospectus dated May 1, 2012. A copy of the prospectus for the Policy is available, without charge, by writing to The Penn Mutual Life Insurance Company, Customer Service Group – C3P, Philadelphia, PA, 19172. Or, you may call, toll free, 1-800-523-0650.

FEDERAL INCOME TAX CONSIDERATIONS

The following summary provides a general description of the Federal income tax considerations associated with each Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based on Penn Mutual’s understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”). No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the IRS.

Tax Status of Each Policy

To qualify as a life insurance contract for federal income tax purposes, a Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Internal Revenue Code of 1986, as amended (the “Code”). The manner in which Section 7702 should be applied to certain features of a Policy offered in its prospectus is not directly addressed by Section 7702 or any guidance issued to date under Section 7702. Nevertheless, Penn Mutual believes it is reasonable to conclude that a Policy will meet the Section 7702 definition of a life insurance contract. In the absence of final regulations or other pertinent interpretations of Section 7702, however, there is necessarily some uncertainty as to whether a Policy will meet the statutory life insurance contract definition, particularly if it insures a substandard risk. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such contract would not provide most of the tax advantages normally provided by a life insurance contract.

If it is subsequently determined that a Policy does not satisfy Section 7702, we may take whatever steps that are appropriate and reasonable to comply with Section 7702. For these reasons, we reserve the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code requires that the investments of each subaccount of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for a Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the funds, intends to comply with the diversification requirements prescribed in Treas. Reg. § 1.817-5, which affect how the funds’ assets are to be invested. Penn Mutual believes that the Separate Account will thus meet the diversification requirement, and Penn Mutual will monitor continued compliance with this requirement.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is considered the owner of separate account assets, income and gain from the assets would be includable in the variable contract owner’s gross income. The Treasury Department has indicated that in regulations or revenue rulings under Section 817(d), (relating to the definition of a variable contract), it will provide guidance on the extent to which contract owners may direct their investments to particular subaccounts without being treated as owners of the underlying shares. The Internal Revenue Service (“IRS”) has issued Revenue Ruling 2003-91 in which it ruled that the ability to choose among 20 subaccounts and make not more than one transfer per month without charge did not result in the owner of a policy being treated as the owner of the assets in the subaccount under the investment control doctrine.

The ownership rights under the Policies are similar to, but different in certain respects from, those described by the IRS in Revenue Ruling 2003-91 and other rulings in which it was determined that policy owners were not owners of the subaccount assets. Although we do not believe this to be the case, these differences could result in Policy owners being treated as the owners of the assets of the subaccounts under the Policies. We, therefore, reserve the right to modify the Policies as necessary to attempt to prevent the owners of the Policies from being considered the owners of a pro rata share of the assets of the subaccounts under the Policies. In addition, it is possible that when regulations or additional rulings are issued, the contracts may need to be modified to comply with them.

2

IRC Qualification

For your policy to be treated as a life insurance contract under the Internal Revenue Code, it must pass one of two tests — a cash value accumulation test or a guideline premium/cash value corridor test. At the time of issuance of a Policy, you choose which test you want to be applied. It may not thereafter be changed. If you do not choose the test to be applied to your Policy, the Guideline Premium/Cash Value Corridor Test will be applied.

•	Cash Value Accumulation Test — Under the terms of a Policy, the policy value may not at any time exceed the net single premium cost (at any such time) for the benefits promised under the Policy.

•

Guideline Premium/Cash Value Corridor Test — A Policy must at all times satisfy a guideline premium requirement and a cash value corridor requirement. Under the guideline premium requirement, the sum of the premiums paid under the policy may not at any time exceed the greater of the guideline single premium or the sum of the guideline level premiums, for the benefits promised under a Policy. Under the cash value corridor requirement, the death benefit at any time must be equal to or greater than the applicable percentage of policy value specified in the Internal Revenue Code.

The Cash Value Accumulation Test does not limit the amount of premiums that may be paid under a Policy. If you desire to pay premiums in excess of those permitted under the Guideline Premium/Cash Value Corridor Test, you should consider electing to have your Policy qualify under the Cash Value Accumulation Test. However, any premium that would increase the net amount at risk is subject to evidence of insurability satisfactory to us. Required increases in the minimum death benefit due to growth in the policy value will generally be greater under the Cash Value Accumulation Test than under the Guideline Premium/Cash Value Corridor Test.

The Guideline Premium/Cash Value Corridor Test limits the amount of premium that may be paid under a Policy. If you do not desire to pay premiums in excess of those permitted under Guideline Premium/Cash Value Corridor Test limitations, you should consider electing to have your Policy qualify under the Guideline Premium/Cash Value Corridor Test.

The following discussion assumes that a Policy qualifies as a life insurance contract for federal income tax purposes.

We believe that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under a Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code.

Modified Endowment Contracts

The Internal Revenue Code establishes a class of life insurance contracts designated as “modified endowment contracts,” which applies to Policies entered into or materially changed after June 20, 1988.

Due to a Policy’s flexibility, classification as a modified endowment contract will depend on the individual circumstances of each Policy. In general, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceed the sum of the net level premiums which would have been paid on or before such time if a Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and policy value at the time of such change and the additional premiums paid in the seven years following the material change. At the time a premium is credited which would cause a Policy to become a modified endowment contract, we will notify you that unless a refund of the excess premium (with interest) is requested, your Policy will become a modified endowment contract. You will have 30 days after receiving such notification to request the refund.

All Policies that we or our affiliate issues to the same owner during any calendar year, which are treated as modified endowment contracts, are treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code.

3

The rules relating to whether a Policy will be treated as a modified endowment contract are complex and make it impracticable to adequately describe in the limited confines of this summary. Therefore, you may wish to consult with a competent advisor to determine whether a policy transaction will cause a Policy to be treated as a modified endowment contract.

Distributions from Policies Classified as Modified Endowment Contracts

Policies classified as a modified endowment contract will be subject to the following tax rules. First, all distributions, including distributions upon surrender and partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distribution or loan is made on or after the owner attains age 59  1/2, is attributable to the owner’s becoming totally and permanently disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and the owner’s beneficiary.

Distributions from Policies Not Classified as Modified Endowment Contracts

Distributions from a Policy that is not classified as a modified endowment contract, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in a Policy’s death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the owner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in a Policy) under rules prescribed in Section 7702.

Loans from, or secured by, a Policy that is not classified as a modified endowment contract are not treated as distributions. Instead, such loans are treated as indebtedness of the owner.

Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not classified as a modified endowment contract are subject to the 10 percent additional tax.

Policy Loan Interest

Generally, personal interest paid on a loan under a Policy which is owned by an individual is not deductible. In addition, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual will generally not be tax deductible. The deduction of interest on policy loans may also be subject to the restrictions of Section 264 of the Code. An owner should consult a competent tax advisor before deducting any interest paid in respect of a policy loan.

Investment in a Policy

Investment in a Policy means: (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the owner.

4

Taxation of Policy Split

The Policy Split Option Rider that we offer permits a Policy to be split into two other life policies upon the occurrence of a divorce of the joint insureds or certain changes in federal estate tax law. A policy split could have adverse tax consequences. For example, it is not clear whether a policy split will be treated as a nontaxable exchange under Sections 1031, 1035 or 1041 of the Code. If a policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the Policy at the time of the split. In addition, it is not clear whether, in all circumstances, the individual policies that result from a policy split would be treated as life insurance contracts for federal income tax purposes and, if so treated, whether the individual contracts would be classified as modified endowment contracts. Before you exercise rights provided by the Policy Split Option, it is important that you consult with a competent tax advisor regarding the possible tax consequences of a policy split.

Tax Consequences of the Guaranteed Option to Extend Maturity Date

The Guaranteed Option to Extend Maturity Date that we offer allows the policy owner to extend the original maturity date by 20 years. An extension of maturity could have adverse tax consequences. Before you exercise your rights under this option, you should consult with a competent tax advisor regarding the possible tax consequences of an extension of maturity.

Other Tax Considerations

The transfer of a Policy or the designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of a Policy to, or the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the owner, may have generation skipping transfer tax considerations under Section 2601 of the Code.

The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed. Consult with your tax advisor for specific information in connection with these taxes.

The foregoing is a summary of the federal income tax considerations associated with the Policy and does not purport to cover all possible situations. The summary is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS. The summary is not intended as tax advice. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS.

SALE OF THE POLICIES

Hornor, Townsend & Kent, Inc. (“HTK”), a wholly-owned subsidiary of Penn Mutual, acts as a principal underwriter of the Policies on a continuous basis. HTK, located at 600 Dresher Road, Horsham, Pennsylvania 19044, was organized as a Pennsylvania corporation on March 13, 1969. The offering is on a continuous basis. HTK also acts as principal underwriter for Penn Mutual Variable Annuity Account III, a separate account also established by Penn Mutual and for PIA Variable Annuity Account I, a separate account established by The Penn Insurance and Annuity Company, a wholly-owned subsidiary of Penn Mutual. HTK is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority.

Penn Mutual compensated HTK during 2011 and 2010 approximately $2,097 and $9,174, respectively, for its services as principal underwriter.

5

PERFORMANCE INFORMATION

We provide performance information for the investment funds offered as investment options under a Policy. The performance information for the funds does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the performance information.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Company as of December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011, and the financial statements of the Penn Mutual Variable Life Account I of the Company as of December 31, 2011 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and the consolidated financial statements of Penn Mutual appear on the following pages. The consolidated financial statements of Penn Mutual should be distinguished from any financial statements of the Separate Account and should be considered only as bearing upon Penn Mutual’s ability to meet its obligations under the Policies.

6

The Penn Mutual Life Insurance Company

Variable Life Account I

Audited Financial Statements

as of December 31, 2011

and for the periods presented

PricewaterhouseCoopers LLP Two Commerce Square, Suite 1700 2001 Market Street Philadelphia PA 19103-7045 Telephone (267) 330 3000 Facsimile (267) 330 3300 www.pwc.com/us

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Penn Mutual Life Insurance Company and Contract Owners of Penn Mutual Variable Life Account I of The Penn Mutual Life Insurance Company

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub accounts constituting Penn Mutual Variable Life Account I of The Penn Mutual Life Insurance Company at December 31, 2011, the results of each of their operations for the year then ended, and the changes in each of their net assets for the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of The Penn Mutual Life Insurance Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2011 by correspondence with the transfer agent, provides a reasonable basis for our opinion.

April 5, 2012

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2011

	Total	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
Assets:
Investments at fair value	$780,472,636	$28,789,939	$11,659,274	$40,758,369	$22,574,474
Dividends receivable	257	257	—	—	—
Receivable for securities sold	236,001	76,945	—	—	3,396

Liabilities:
Due to The Penn Mutual Life Insurance Company	9,154	304	116	386	243
Payable for securities purchased	79,973	—	8,480	13,741	—

Total Net Assets	$780,619,767	$28,866,837	$11,650,678	$40,744,242	$22,577,627

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policy owners:
Cornerstone VUL policies		$1,789,363	$595,494	$2,850,385	$2,183,138
Cornerstone VUL II/Variable Estate Max/ Variable Estate Max II policies		8,796,429	3,605,639	10,802,061	6,386,919
Cornerstone VUL III policies		4,147,670	1,210,464	4,403,044	1,761,205
Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL policies		14,132,461	6,239,081	22,271,928	11,165,945
Momentum Builder Policies		914	—	416,824	1,080,420

Total Net Assets		$28,866,837	$11,650,678	$40,744,242	$22,577,627

Accumulation of Unit Values:
Cornerstone VUL		$15.59	$19.09	$27.55	$33.24

Cornerstone VUL II/Variable Estate Max/ Variable Estate Max II		$14.38	$17.71	$25.40	$29.75

Cornerstone VUL III		$12.83	$15.58	$20.13	$21.09

Cornerstone VUL IV/Variable Estate Max III/ Diversified Growth VUL/Survivorship Growth VUL		$12.39	$14.84	$18.35	$21.81

Momentum Builder		$21.67	$—	$47.76	$58.16

Cost of Investments	$742,795,053	$28,866,837	$11,178,284	$35,759,654	$18,725,185

The accompanying notes are an integral part of these financial statements.

1

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2011

(continued)

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund	Large Core Growth Fund
Assets:
Investments at fair value	$201,995,365	$20,872,016	$29,473,868	$6,685,681	$44,548,617
Dividends receivable	—	—	—	—	—
Receivable for securities sold	68,267	—	—	—	48,208

Liabilities:
Due to The Penn Mutual Life Insurance Company	2,219	306	359	41	696
Payable for securities purchased	—	2,524	6,034	191	—

Total Net Assets	$202,061,413	$20,869,186	$29,467,475	$6,685,449	$44,596,129

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policy owners:
Cornerstone VUL policies	$22,882,965	$1,718,314	$3,291,839	$139,472	$3,110,667
Cornerstone VUL II/Variable Estate Max/ Variable Estate Max II policies	62,495,713	9,372,452	9,306,476	1,145,309	21,344,579
Cornerstone VUL III policies	16,732,239	3,290,540	4,913,913	822,347	8,710,398
Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL policies	99,448,613	6,487,880	11,844,708	4,578,321	11,430,485
Momentum Builder Policies	501,883	—	110,539	—	—

Total Net Assets	$202,061,413	$20,869,186	$29,467,475	$6,685,449	$44,596,129

Accumulation of Unit Values:
Cornerstone VUL	$57.33	$11.57	$19.27	$9.54	$9.09

Cornerstone VUL II/Variable Estate Max/ Variable Estate Max II	$45.81	$11.51	$16.38	$9.40	$9.04

Cornerstone VUL III	$28.66	$11.69	$6.28	$9.82	$9.18

Cornerstone VUL IV/Variable Estate Max III/ Diversified Growth VUL/Survivorship Growth VUL	$24.50	$11.87	$9.49	$10.25	$9.32

Momentum Builder	$108.17	$—	$26.68	$—	$—

Cost of Investments	$187,721,497	$18,017,208	$25,802,217	$6,644,230	$44,682,648

The accompanying notes are an integral part of these financial statements.

2

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2011

(continued)

	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund	Mid Cap Growth Fund	Mid Cap Value Fund
Assets:
Investments at fair value	$36,618,817	$29,861,460	$68,356,205	$22,777,845	$25,410,157
Dividends receivable	—	—	—	—	—
Receivable for securities sold	—	33,270	—	2,357	2,482

Liabilities:
Due to The Penn Mutual Life Insurance Company	552	417	854	258	323
Payable for securities purchased	1,537	—	18,440	—	—

Total Net Assets	$36,616,728	$29,894,313	$68,336,911	$22,779,944	$25,412,316

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policy owners:
Cornerstone VUL policies	$4,451,949	$1,638,133	$2,305,139	$2,077,830	$1,202,372
Cornerstone VUL II/Variable Estate Max/ Variable Estate Max II policies	16,421,415	13,724,476	27,123,947	6,768,507	10,251,322
Cornerstone VUL III policies	4,365,264	3,769,934	11,368,528	3,941,901	3,727,776
Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL policies	11,184,646	10,761,770	27,539,297	9,991,706	10,230,846
Momentum Builder Policies	193,454	—	—	—	—

Total Net Assets	$36,616,728	$29,894,313	$68,336,911	$22,779,944	$25,412,316

Accumulation of Unit Values:
Cornerstone VUL	$30.47	$8.79	$17.85	$19.04	$26.76

Cornerstone VUL II/Variable Estate Max/ Variable Estate Max II	$24.53	$8.74	$17.46	$15.69	$26.18

Cornerstone VUL III	$12.01	$8.88	$10.33	$8.85	$18.78

Cornerstone VUL IV/Variable Estate Max III/ Diversified Growth VUL/Survivorship Growth VUL	$12.82	$9.01	$13.01	$14.53	$18.89

Momentum Builder	$50.82	$—	$—	$—	$—

Cost of Investments	$42,032,491	$30,937,725	$62,697,421	$20,265,258	$24,715,352

The accompanying notes are an integral part of these financial statements.

3

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2011

(continued)

	Mid Core Value Fund	SMID Cap Growth Fund	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Assets:
Investments at fair value	$7,120,983	$1,352,248	$1,748,848	$23,649,363	$41,218,871
Dividends receivable	—	—	—	—	—
Receivable for securities sold	—	18	11	—	—

Liabilities:
Due to The Penn Mutual Life Insurance Company	50	18	22	312	482
Payable for securities purchased	79	—	—	9	10,372

Total Net Assets	$7,120,854	$1,352,248	$1,748,837	$23,649,042	$41,208,017

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policy owners:
Cornerstone VUL policies	$277,763	$7,194	$63,305	$1,182,530	$2,185,372
Cornerstone VUL II/Variable Estate Max/ Variable Estate Max II policies	1,346,272	634,664	732,951	8,449,175	14,745,164
Cornerstone VUL III policies	950,470	153,152	250,671	6,466,717	6,067,871
Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL policies	4,546,349	557,238	701,910	7,550,620	18,209,610
Momentum Builder Policies	—	—	—	—	—

Total Net Assets	$7,120,854	$1,352,248	$1,748,837	$23,649,042	$41,208,017

Accumulation of Unit Values:
Cornerstone VUL	$14.15	$11.62	$11.43	$25.75	$39.71

Cornerstone VUL II/Variable Estate Max/ Variable Estate Max II	$13.95	$11.57	$11.37	$25.19	$38.73

Cornerstone VUL III	$14.57	$11.74	$11.55	$8.59	$26.35

Cornerstone VUL IV/Variable Estate Max III/ Diversified Growth VUL/Survivorship Growth VUL	$15.22	$11.92	$11.72	$9.81	$25.27

Momentum Builder	$—	$—	$—	$—	$—

Cost of Investments	$6,807,895	$1,315,177	$1,719,803	$22,849,322	$36,423,927

The accompanying notes are an integral part of these financial statements.

4

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2011

(continued)

	Small Cap Index Fund	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund*
Assets:
Investments at fair value	$712,855	$1,240,246	$59,202,857	$21,200,751	$12,102,074
Dividends receivable	—	—	—	—	—
Receivable for securities sold	—	—	—	962	—

Liabilities:
Due to The Penn Mutual Life Insurance Company	7	10	716	220	88
Payable for securities purchased	80	88	13,488	—	4,162

Total Net Assets	$712,768	$1,240,148	$59,188,653	$21,201,493	$12,097,824

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policy owners:
Cornerstone VUL policies	$12,610	$56,211	$5,674,126	$844,711	$426,482
Cornerstone VUL II/Variable Estate Max/ Variable Estate Max II policies	264,397	303,166	20,434,978	6,574,768	2,360,492
Cornerstone VUL III policies	27,456	144,110	7,934,502	3,303,515	1,744,578
Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL policies	408,305	736,661	25,145,047	10,478,499	7,566,272
Momentum Builder Policies	—	—	—	—	—

Total Net Assets	$712,768	$1,240,148	$59,188,653	$21,201,493	$12,097,824

Accumulation of Unit Values:
Cornerstone VUL	$10.38	$8.41	$34.23	$9.44	$19.93

Cornerstone VUL II/Variable Estate Max/ Variable Estate Max II	$10.33	$8.37	$29.18	$9.39	$19.64

Cornerstone VUL III	$10.49	$8.50	$16.80	$9.54	$20.51

Cornerstone VUL IV/Variable Estate Max III/ Diversified Growth VUL/Survivorship Growth VUL	$10.65	$8.63	$20.23	$9.68	$21.43

Momentum Builder	$—	$—	$—	$—	$—

Cost of Investments	$718,496	$1,334,575	$65,633,129	$20,475,047	$8,769,013

*	Prior to May 1, 2011, Real Estate Securities Fund was named REIT Fund.

The accompanying notes are an integral part of these financial statements.

5

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2011

(continued)

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund	Conservative Allocation Fund
Assets:
Investments at fair value	$1,224,779	$7,805,722	$6,975,843	$2,981,587	$1,553,522
Dividends receivable	—	—	—	—	—
Receivable for securities sold	—	1	58	—	26

Liabilities:
Due to The Penn Mutual Life Insurance Company	16	20	58	35	26
Payable for securities purchased	102	—	—	646	—

Total Net Assets	$1,224,661	$7,805,703	$6,975,843	$2,980,906	$1,553,522

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policy owners:
Cornerstone VUL policies	$40,164	$144,980	$207,576	$195,347	$70,282
Cornerstone VUL II/Variable Estate Max/ Variable Estate Max II policies	560,435	413,159	1,892,251	1,179,821	992,436
Cornerstone VUL III policies	118,942	526,250	545,874	122,276	34,800
Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL policies	505,120	6,721,314	4,330,142	1,483,462	456,004
Momentum Builder Policies	—	—	—	—	—

Total Net Assets	$1,224,661	$7,805,703	$6,975,843	$2,980,906	$1,553,522

Accumulation of Unit Values:
Cornerstone VUL	$9.92	$10.88	$10.79	$11.01	$11.20

Cornerstone VUL II/Variable Estate Max/ Variable Estate Max II	$9.87	$10.82	$10.74	$10.95	$11.15

Cornerstone VUL III	$10.02	$10.99	$10.90	$11.12	$11.32

Cornerstone VUL IV/Variable Estate Max III/ Diversified Growth VUL/Survivorship Growth VUL	$10.17	$11.15	$11.06	$11.29	$11.49

Momentum Builder	$—	$—	$—	$—	$—

Cost of Investments	$1,033,599	$6,856,533	$6,515,303	$2,832,886	$1,464,341

The accompanying notes are an integral part of these financial statements.

6

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2011

	Total	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
Net Investment Income (Loss):
Dividends	$2,963	$2,963	$—	$—	$—

Expense:
Mortality and expense risk charges	13,850,127	537,783	204,039	705,544	410,144

Net investment income (loss)	(13,847,164)	(534,820)	(204,039)	(705,544)	(410,144)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	(244,747)	—	198,439	1,584,290	599,027
Net change in unrealized gain (loss) of investments	(2,305,275)	—	47,082	2,305,783	12,821

Net realized and unrealized gain (loss) on investments	(2,550,022)	—	245,521	3,890,073	611,848

Net increase (decrease) in net assets resulting from operations	$(16,397,186)	$(534,820)	$41,482	$3,184,529	$201,704

The accompanying notes are an integral part of these financial statements.

7

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2011

(continued)

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund	Large Core Growth Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	3,930,773	249,853	519,500	153,019	592,667

Net investment income (loss)	(3,930,773)	(249,853)	(519,500)	(153,019)	(592,667)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	(89,475)	275,616	471,980	(219,782)	(221,741)
Net change in unrealized gain (loss) of investments	6,428,841	822,719	(907,008)	(254,822)	(2,127,411)

Net realized and unrealized gain (loss) on investments	6,339,366	1,098,335	(435,028)	(474,604)	(2,349,152)

Net increase (decrease) in net assets resulting from operations	$2,408,593	$848,482	$(954,528)	$(627,623)	$(2,941,819)

The accompanying notes are an integral part of these financial statements.

8

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2011

(continued)

	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund	Mid Cap Growth Fund	Mid Cap Value Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	523,931	480,297	1,118,866	408,772	455,651

Net investment income (loss)	(523,931)	(480,297)	(1,118,866)	(408,772)	(455,651)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	(2,070,268)	(547,503)	965,137	1,512,475	(542,580)
Net change in unrealized gain (loss) of investments	420,173	(819,549)	402,021	(3,300,586)	(1,140,091)

Net realized and unrealized gain (loss) on investments	(1,650,095)	(1,367,052)	1,367,158	(1,788,111)	(1,682,671)

Net increase (decrease) in net assets resulting from operations	$(2,174,026)	$(1,847,349)	$248,292	$(2,196,883)	$(2,138,322)

The accompanying notes are an integral part of these financial statements.

9

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2011

(continued)

	Mid Core Value Fund	SMID Cap Growth Fund	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	155,981	25,786	36,703	367,059	706,558

Net investment income (loss)	(155,981)	(25,786)	(36,703)	(367,059)	(706,558)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	(400,994)	134,146	110,851	(224,498)	(545,622)
Net change in unrealized gain (loss) of investments	178,627	(186,720)	(229,367)	(2,466,417)	986,903

Net realized and unrealized gain (loss) on investments	(222,367)	(52,574)	(118,516)	(2,690,915)	441,281

Net increase (decrease) in net assets resulting from operations	$(378,348)	$(78,360)	$(155,219)	$(3,057,974)	$(265,277)

The accompanying notes are an integral part of these financial statements.

10

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2011

(continued)

	Small Cap Index Fund	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund*
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	21,748	34,492	1,048,679	447,168	249,194

Net investment income (loss)	(21,748)	(34,492)	(1,048,679)	(447,168)	(249,194)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	92,606	48,951	(2,377,829)	365,689	(206,136)
Net change in unrealized gain (loss) of investments	(122,620)	(229,838)	3,084,442	(5,337,657)	1,044,777

Net realized and unrealized gain (loss) on investments	(30,014)	(180,887)	706,613	(4,971,968)	838,641

Net increase (decrease) in net assets resulting from operations	$(51,762)	$(215,379)	$(342,066)	$(5,419,136)	$589,447

*	Prior to May 1, 2011, Real Estate Securities Fund was named REIT Fund.

The accompanying notes are an integral part of these financial statements.

11

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2011

(continued)

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund	Conservative Allocation Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	80,200	266,202	61,491	33,747	24,280

Net investment income (loss)	(80,200)	(266,202)	(61,491)	(33,747)	(24,280)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	79,405	269,700	174,888	272,091	46,390
Net change in unrealized gain (loss) of investments	(128,364)	(427,131)	(176,635)	(194,952)	9,704

Net realized and unrealized gain (loss) on investments	(48,959)	(157,431)	(1,747)	77,139	56,094

Net increase (decrease) in net assets resulting from operations	$(129,159)	$(423,633)	$(63,238)	$43,392	$31,814

The accompanying notes are an integral part of these financial statements.

12

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	Total		Money Market Fund		Limited Maturity Bond Fund
	2011	2010	2011	2010	2011	2010
Operations:
Net investment income (loss)	$(13,847,164)	$(15,314,575)	$(534,820)	$(785,914)	$(204,039)	$(225,818)
Net realized gain (loss) from investment transactions	(244,747)	(17,408,860)	—	—	198,439	200,418
Net change in unrealized gain (loss) of investments	(2,305,275)	129,702,171	—	—	47,082	244,005

Net increase (decrease) in net assets resulting from operations	(16,397,186)	96,978,736	(534,820)	(785,914)	41,482	218,605

Variable Life Activities:
Purchase payments	79,761,143	82,980,619	7,409,563	6,449,257	1,078,397	1,336,662
Death benefits	(3,175,680)	(3,829,078)	(673,052)	(21,805)	(25,348)	(26,729)
Cost of insurance	(49,747,450)	(53,977,529)	(2,173,642)	(2,560,367)	(830,354)	(904,201)
Net transfers	(14,155,001)	(12,502,611)	1,784,641	351,777	69,736	1,375,987
Transfer of policy loans	4,684,945	4,480,704	230,081	402,921	24,430	19,117
Contract administration charges	(2,882,510)	(2,758,526)	(120,834)	(84,755)	(26,945)	(29,271)
Surrender benefits	(77,459,468)	(70,696,010)	(8,486,887)	(11,340,006)	(1,043,196)	(1,244,897)

Net increase (decrease) in net assets resulting from variable life activities	(62,974,021)	(56,302,431)	(2,030,130)	(6,802,978)	(753,280)	526,668

Total increase (decrease) in net assets	(79,371,207)	40,676,305	(2,564,950)	(7,588,892)	(711,798)	745,273
Net Assets:
Beginning of year	859,990,974	819,314,669	31,431,787	39,020,679	12,362,476	11,617,203

End of year	$780,619,767	$859,990,974	$28,866,837	$31,431,787	$11,650,678	$12,362,476

	Quality Bond Fund		High Yield Bond Fund		Flexibly Managed Fund
	2011	2010	2011	2010	2011	2010
Operations:
Net investment income (loss)	$(705,544)	$(842,432)	$(410,144)	$(390,222)	$(3,930,773)	$(4,252,270)
Net realized gain (loss) from investment transactions	1,584,290	864,803	599,027	16,596	(89,475)	(617,717)
Net change in unrealized gain (loss) of investments	2,305,783	1,468,640	12,821	2,882,055	6,428,841	27,909,514

Net increase (decrease) in net assets resulting from operations	3,184,529	1,491,011	201,704	2,508,429	2,408,593	23,039,527

Variable Life Activities:
Purchase payments	3,881,952	3,789,662	1,669,402	1,798,934	18,926,234	20,215,614
Death benefits	(88,092)	(245,630)	(33,346)	(167,972)	(846,237)	(868,686)
Cost of insurance	(2,122,307)	(2,415,451)	(1,368,276)	(1,399,129)	(12,801,450)	(13,707,514)
Net transfers	(2,086,819)	2,869,689	912,342	1,027,923	(6,679,674)	(1,887,794)
Transfer of policy loans	139,129	220,252	182,649	148,481	1,016,357	928,645
Contract administration charges	(104,632)	(110,856)	(65,443)	(62,748)	(698,291)	(702,080)
Surrender benefits	(3,565,380)	(2,794,937)	(1,805,380)	(1,899,849)	(18,800,046)	(15,039,733)

Net increase (decrease) in net assets resulting from variable life activities	(3,946,149)	1,312,729	(508,052)	(554,360)	(19,883,107)	(11,061,548)

Total increase (decrease) in net assets	(761,620)	2,803,740	(306,348)	1,954,069	(17,474,514)	11,977,979
Net Assets:
Beginning of year	41,505,862	38,702,122	22,883,975	20,929,906	219,535,927	207,557,948

End of year	$40,744,242	$41,505,862	$22,577,627	$22,883,975	$202,061,413	$219,535,927

The accompanying notes are an integral part of these financial statements.

13

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

(continued)

	Balanced Fund		Large Growth Stock Fund		Large Cap Growth Fund		Large Core Growth Fund
	2011	2010	2011	2010	2011	2010	2011	2010
Operations:
Net investment income (loss)	$(249,853)	$(272,081)	$(519,500)	$(545,834)	$(153,019)	$(165,754)	$(592,667)	$(642,192)
Net realized gain (loss) from investment transactions	275,616	(5,426)	471,980	(1,317,024)	(219,782)	(497,069)	(221,741)	(1,643,156)
Net change in unrealized gain (loss) of investments	822,719	2,272,384	(907,008)	5,846,136	(254,822)	1,343,481	(2,127,411)	9,615,832

Net increase (decrease) in net assets resulting from operations	848,482	1,994,877	(954,528)	3,983,278	(627,623)	680,658	(2,941,819)	7,330,484

Variable Life Activities:
Purchase payments	1,432,239	1,645,174	3,330,794	3,284,978	868,324	946,879	4,427,305	4,811,038
Death benefits	(138,333)	(95,426)	(53,456)	(109,226)	(1,113)	(5,961)	(176,628)	(153,484)
Cost of insurance	(1,349,739)	(1,442,216)	(1,917,610)	(2,013,951)	(377,021)	(428,617)	(3,349,106)	(3,615,115)
Net transfers	106,912	(423,329)	469,338	(469,000)	(169,658)	(435,440)	(1,788,675)	(3,174,495)
Transfer of policy loans	75,471	112,408	172,855	277,384	44,159	50,470	217,773	251,783
Contract administration charges	(62,520)	(69,027)	(103,167)	(106,606)	(26,817)	(26,288)	(202,022)	(216,900)
Surrender benefits	(1,204,350)	(1,655,360)	(2,603,702)	(1,998,946)	(604,465)	(585,893)	(4,456,219)	(3,867,970)

Net increase (decrease) in net assets resulting from variable life activities	(1,140,320)	(1,927,776)	(704,948)	(1,135,367)	(266,591)	(484,850)	(5,327,572)	(5,965,143)

Total increase (decrease) in net assets	(291,838)	67,101	(1,659,476)	2,847,911	(894,214)	195,808	(8,269,391)	1,365,341
Net Assets:
Beginning of year	21,161,024	21,093,923	31,126,951	28,279,040	7,579,663	7,383,855	52,865,520	51,500,179

End of year	$20,869,186	$21,161,024	$29,467,475	$31,126,951	$6,685,449	$7,579,663	$44,596,129	$52,865,520

	Large Cap Value Fund		Large Core Value Fund		Index 500 Fund		Mid Cap Growth Fund
	2011	2010	2011	2010	2011	2010	2011	2010
Operations:
Net investment income (loss)	$(523,931)	$(564,357)	$(480,297)	$(540,788)	$(1,118,866)	$(1,283,076)	$(408,772)	$(447,471)
Net realized gain (loss) from investment transactions	(2,070,268)	(3,362,500)	(547,503)	(955,038)	965,137	(1,112,590)	1,512,475	759,636
Net change in unrealized gain (loss) of investments	420,173	8,949,328	(819,549)	4,292,046	402,021	11,030,099	(3,300,586)	5,245,893

Net increase (decrease) in net assets resulting from operations	(2,174,026)	5,022,471	(1,847,349)	2,796,220	248,292	8,634,433	(2,196,883)	5,558,058

Variable Life Activities:
Purchase payments	3,262,407	3,540,822	3,218,172	3,296,107	6,106,416	6,616,313	2,248,989	2,330,359
Death benefits	(199,511)	(313,313)	(200,062)	(179,889)	(139,153)	(222,158)	(147,132)	(196,194)
Cost of insurance	(2,510,790)	(2,742,120)	(2,197,351)	(2,411,144)	(4,341,490)	(4,828,385)	(1,468,264)	(1,569,760)
Net transfers	(386,840)	(1,486,312)	(469,290)	(584,678)	(3,024,246)	(3,108,836)	(32,666)	(2,292,311)
Transfer of policy loans	304,345	217,262	194,245	158,352	280,748	274,691	216,148	242,938
Contract administration charges	(129,513)	(137,451)	(105,672)	(113,681)	(207,722)	(221,959)	(94,239)	(95,490)
Surrender benefits	(3,794,304)	(3,076,375)	(3,061,593)	(2,650,963)	(5,448,455)	(5,971,899)	(2,844,272)	(1,851,841)

Net increase (decrease) in net assets resulting from variable life activities	(3,454,206)	(3,997,487)	(2,621,551)	(2,485,896)	(6,773,902)	(7,462,233)	(2,121,436)	(3,432,299)

Total increase (decrease) in net assets	(5,628,232)	1,024,984	(4,468,900)	310,324	(6,525,610)	1,172,200	(4,318,319)	2,125,759
Net Assets:
Beginning of year	42,244,960	41,219,976	34,363,213	34,052,889	74,862,521	73,690,321	27,098,263	24,972,504

End of year	$36,616,728	$42,244,960	$29,894,313	$34,363,213	$68,336,911	$74,862,521	$22,779,944	$27,098,263

The accompanying notes are an integral part of these financial statements.

14

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

(continued)

	Mid Cap Value Fund		Mid Core Value Fund		SMID Cap Growth Fund		SMID Cap Value Fund
	2011	2010	2011	2010	2011	2010	2011	2010
Operations:
Net investment income (loss)	$(455,651)	$(494,193)	$(155,981)	$(171,550)	$(25,786)	$(23,464)	$(36,703)	$(22,450)
Net realized gain (loss) from investment transactions	(542,580)	(1,737,696)	(400,994)	(584,620)	134,146	108,108	110,851	128,431
Net change in unrealized gain (loss) of investments	(1,140,091)	8,181,716	178,627	2,183,113	(186,720)	100,896	(229,367)	84,245

Net increase (decrease) in net assets resulting from operations	(2,138,322)	5,949,827	(378,348)	1,426,943	(78,360)	185,540	(155,219)	190,226

Variable Life Activities:
Purchase payments	2,498,664	2,587,680	742,629	818,536	236,529	224,191	245,985	217,165
Death benefits	(29,307)	(228,808)	(17,891)	(14,895)	—	(109,378)	(9,791)	(31,530)
Cost of insurance	(1,625,845)	(1,788,800)	(394,197)	(407,402)	(59,694)	(38,905)	(66,363)	(33,198)
Net transfers	(709,502)	(1,634,471)	(11,829)	(414,042)	46,185	202,321	227,052	620,365
Transfer of policy loans	159,312	120,949	36,650	28,776	25,348	658	1,782	4,025
Contract administration charges	(93,766)	(96,809)	(28,694)	(29,941)	(2,431)	(1,526)	(4,447)	(3,099)
Surrender benefits	(2,425,220)	(2,612,869)	(506,825)	(483,903)	(73,141)	(5,968)	(49,537)	(45,549)

Net increase (decrease) in net assets resulting from variable life activities	(2,225,664)	(3,653,128)	(180,157)	(502,871)	172,796	271,393	344,681	728,179

Total increase (decrease) in net assets	(4,363,986)	2,296,699	(558,505)	924,072	94,436	456,933	189,462	918,405
Net Assets:
Beginning of year	29,776,302	27,479,603	7,679,359	6,755,287	1,257,812	800,879	1,559,375	640,970

End of year	$25,412,316	$29,776,302	$7,120,854	$7,679,359	$1,352,248	$1,257,812	$1,748,837	$1,559,375

	Small Cap Growth Fund		Small Cap Value Fund		Small Cap Index Fund		Developed International Index Fund
	2011	2010	2011	2010	2011	2010	2011	2010
Operations:
Net investment income (loss)	$(367,059)	$(405,835)	$(706,558)	$(783,693)	$(21,748)	$(14,858)	$(34,492)	$(28,978)
Net realized gain (loss) from investment transactions	(224,498)	(2,290,949)	(545,622)	(2,048,058)	92,606	4,644	48,951	97,014
Net change in unrealized gain (loss) of investments	(2,466,417)	7,137,823	986,903	12,023,369	(122,620)	84,156	(229,838)	(16,832)

Net increase (decrease) in net assets resulting from operations	(3,057,974)	4,441,039	(265,277)	9,191,618	(51,762)	73,942	(215,379)	51,204

Variable Life Activities:
Purchase payments	2,675,414	2,876,775	3,531,016	3,752,261	50,498	60,707	147,803	133,331
Death benefits	(35,349)	(133,380)	(76,739)	(307,275)	—	—	(9,843)	(5,148)
Cost of insurance	(1,783,758)	(1,953,860)	(2,349,424)	(2,548,228)	(32,839)	(24,522)	(62,537)	(57,846)
Net transfers	(673,125)	(2,802,293)	(1,179,096)	(2,389,999)	304,626	109,480	247,651	215,998
Transfer of policy loans	270,246	245,759	241,726	198,502	4,444	1,638	8,186	6,421
Contract administration charges	(116,703)	(125,976)	(143,624)	(148,875)	(1,846)	(1,041)	(3,816)	(3,011)
Surrender benefits	(2,278,319)	(2,433,160)	(3,850,304)	(3,334,741)	(60,870)	(16,950)	(44,997)	(36,617)

Net increase (decrease) in net assets resulting from variable life activities	(1,941,594)	(4,326,135)	(3,826,445)	(4,778,355)	264,013	129,312	282,447	253,128

Total increase (decrease) in net assets	(4,999,568)	114,904	(4,091,722)	4,413,263	212,251	203,254	67,068	304,332
Net Assets:
Beginning of year	28,648,610	28,533,706	45,299,739	40,886,476	500,517	297,263	1,173,080	868,748

End of year	$23,649,042	$28,648,610	$41,208,017	$45,299,739	$712,768	$500,517	$1,240,148	$1,173,080

The accompanying notes are an integral part of these financial statements.

15

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

(continued)

	International Equity Fund		Emerging Markets Equity Fund		Real Estate Securities Fund*		Aggressive Allocation Fund
	2011	2010	2011	2010	2011	2010	2011	2010
Operations:
Net investment income (loss)	$(1,048,679)	$(1,173,312)	$(447,168)	$(501,143)	$(249,194)	$(267,801)	$(80,200)	$(63,828)
Net realized gain (loss) from investment transactions	(2,377,829)	(2,548,175)	365,689	43,027	(206,136)	(1,575,131)	79,405	45,136
Net change in unrealized gain (loss) of investments	3,084,442	9,236,423	(5,337,657)	4,394,795	1,044,777	4,054,570	(128,364)	116,469

Net increase (decrease) in net assets resulting from operations	(342,066)	5,514,936	(5,419,136)	3,936,679	589,447	2,211,638	(129,159)	97,777

Variable Life Activities:
Purchase payments	5,639,855	6,103,851	2,357,301	2,596,932	1,308,280	1,391,366	281,933	213,184
Death benefits	(129,443)	(199,275)	(56,740)	(109,329)	(35,319)	(33,158)	—	—
Cost of insurance	(3,544,007)	(3,939,179)	(1,269,710)	(1,449,528)	(672,516)	(734,266)	(104,537)	(69,990)
Net transfers	(3,824,483)	(1,181,800)	(358,961)	(940,451)	(422,949)	(126,348)	(70,760)	140,971
Transfer of policy loans	300,056	338,503	268,075	125,964	104,064	70,091	2,073	734
Contract administration charges	(187,541)	(195,769)	(77,273)	(81,546)	(46,652)	(43,482)	(10,631)	(8,168)
Surrender benefits	(6,273,826)	(4,877,765)	(2,322,378)	(1,437,317)	(931,519)	(752,750)	(46,270)	(16,199)

Net increase (decrease) in net assets resulting from variable life activities	(8,019,389)	(3,951,434)	(1,459,686)	(1,295,275)	(696,611)	(228,547)	51,808	260,532

Total increase (decrease) in net assets	(8,361,455)	1,563,502	(6,878,822)	2,641,404	(107,164)	1,983,091	(77,351)	358,309
Net Assets:
Beginning of year	67,550,108	65,986,606	28,080,315	25,438,911	12,204,988	10,221,897	1,302,012	943,703

End of year	$59,188,653	$67,550,108	$21,201,493	$28,080,315	$12,097,824	$12,204,988	$1,224,661	$1,302,012

	Moderately Aggressive Allocation Fund		Moderate Allocation Fund		Moderately Conservative Allocation Fund		Conservative Allocation Fund
	2011	2010	2011	2010	2011	2010	2011	2010
Operations:
Net investment income (loss)	$(266,202)	$(237,517)	$(61,491)	$(111,896)	$(33,747)	$(34,480)	$(24,280)	$(21,368)
Net realized gain (loss) from investment transactions	269,700	249,061	174,888	279,302	272,091	73,689	46,390	16,424
Net change in unrealized appreciation (depreciation) of investments	(427,131)	562,446	(176,635)	262,790	(194,952)	140,494	9,704	56,285

Net increase (decrease) in net assets resulting from operations	(423,633)	573,990	(63,238)	430,196	43,392	179,703	31,814	51,341

Variable Life Activities:
Purchase payments	976,584	963,881	763,156	656,316	319,054	207,468	126,248	115,176
Death benefits	—	(40,823)	(53,795)	(9,606)	—	—	—	—
Cost of insurance	(439,814)	(401,049)	(273,641)	(268,846)	(180,120)	(167,703)	(81,048)	(56,237)
Net transfers	790,036	1,731,671	2,139,274	1,681,898	380,055	19,416	255,724	501,492
Transfer of policy loans	153,821	17,672	(1,606)	13,337	3,874	231	8,504	2,740
Contract administration charges	(31,839)	(20,284)	(177,747)	(14,441)	(4,725)	(4,881)	(2,958)	(2,565)
Surrender benefits	(157,844)	(287,869)	(396,532)	(223,948)	(184,255)	(150,929)	(139,382)	(807)

Net increase (decrease) in net assets resulting from variable life activities	1,290,944	1,963,199	1,999,109	1,834,710	333,883	(96,398)	167,088	559,799

Total increase (decrease) in net assets	867,311	2,537,189	1,935,871	2,264,906	377,275	83,305	198,902	611,140
Net Assets:
Beginning of year	6,938,392	4,401,203	5,039,972	2,775,066	2,603,631	2,520,326	1,354,620	743,480

End of year	$7,805,703	$6,938,392	$6,975,843	$5,039,972	$2,980,906	$2,603,631	$1,553,522	$1,354,620

*	Prior to May 1, 2011, Real Estate Securities Fund was named REIT Fund.

The accompanying notes are an integral part of these financial statements.

16

PENN MUTUAL VARIABLE LIFE ACCOUNT I

Notes to Financial Statements — December 31, 2011

Note 1.     Organization

Penn Mutual Variable Life Account I (“Account I”) was established by The Penn Mutual Life Insurance Company (“Penn Mutual”) under the provisions of the Pennsylvania Insurance Law. Account I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Account I offers units to variable life contract owners to provide for the accumulation of value and for the payment of benefits. Account I contains contracts of the Cornerstone VUL, Cornerstone VUL II, Cornerstone VUL III, Cornerstone VUL IV, Diversified Growth VUL, Variable EstateMax, Variable EstateMax II, Variable EstateMax III, Survivorship Growth VUL and Momentum Builder variable life products. Contract owners may borrow up to a specified amount depending on the policy value at any time by submitting a written request for a policy loan. Under applicable insurance law, the assets and liabilities of Account I are legally segregated from Penn Mutual’s other assets and liabilities. The portion of Account I’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business Penn Mutual may conduct.

Note 2.     Significant Accounting Policies

The preparation of the accompanying financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported values of assets and liabilities as of December 31, 2011 and the reported amounts from operations and variable life activities during 2011 and 2010. Actual results could differ significantly with those estimates. The significant accounting policies of Account I are as follows:

Investments — Assets of Account I are invested into subaccounts, which invest in the shares of Penn Series Funds, Inc. (“Penn Series”), an affiliate of Penn Mutual: Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Balanced, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation.

Penn Series is an open-end diversified management investment company.

The investment in shares of these funds or portfolios are carried at fair market value as determined by the underlying net asset value of the respective funds or portfolios. Investment transactions are accounted for on a trade date basis. Realized gains (losses) from securities transactions are determined for federal income tax and for financial reporting purposes on the FIFO cost basis

The amounts shown as receivable for securities sold and payable for securities purchased on the Statements of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners’ instructions on the first business day subsequent to the close of the period presented.

17

Note 2.     Significant Accounting Policies (continued)

All dividend distributions received from the underlying Penn Series Funds are reinvested in additional shares of these Funds and are recorded by Account I on the ex-dividend date. The Penn Series Funds have utilized consent dividends to effectively distribute income for income tax purposes. Account I consents to treat these amounts as dividend income for tax purposes although they are not paid by the underlying Penn Series Funds. Therefore, no dividend income is recorded in the statements of operations related to such consent dividends.

For the year ended December 31, 2011, consent dividends in Account I were:

Consent Dividends
Limited Maturity Bond Fund	$144,307
Quality Bond Fund	1,390,048
High Yield Bond Fund	1,682,211
Flexibly Managed Fund	5,971,481
Balanced Fund	402,613
Large Cap Value Fund	462,796
Large Core Value Fund	471,094
Index 500 Fund	1,159,999
Mid Cap Growth Fund	673,552
Mid Cap Value Fund	916,889
Mid Core Value Fund	18,093
SMID Cap Growth Fund	225,521
SMID Cap Value Fund	165,603
Small Cap Growth Fund	622,441
Small Cap Value Fund	210,939
Small Cap Index Fund	42,080
Developed International Index Fund	33,280
International Equity Fund	237,793
Emerging Markets Equity Fund	32,724
Real Estate Securities Fund	126,952
Aggressive Allocation Fund	29,312
Moderately Aggressive Allocation Fund	180,514
Moderate Allocation Fund	218,497
Moderately Conservative Allocation Fund	94,880
Conservative Allocation Fund	41,469

Consent dividends were utilized by the Penn Series Funds only.

Federal Income Taxes — The operations of Account I are included in the federal income tax return of Penn Mutual, which is taxed as a life insurance company under the provision of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, Penn Mutual does not expect to incur federal income taxes on the earnings of Account I to the extent the earnings are credited under contracts. Based on this, there is no charge to Account I for federal income taxes. Penn Mutual will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

18

Note 2.     Significant Accounting Policies (continued)

Under the provisions of Section 817(h) of the IRC, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Internal Revenue Service has issued regulations under section 817(h) of the IRC. Penn Mutual believes that Account I satisfies the current requirements of the regulations, and it intends that Account I will continue to meet such requirements.

FAIR VALUE MEASUREMENT — Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. The inputs to valuation techniques used to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value measurement. Account I has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1 — Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers. iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assts or liabilities.

Level 2 — Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. In circumstances where prices from pricing services are reviewed for reasonability but cannot be validated to observable market data as noted above, these security values are recorded in Level 3 in our fair value hierarchy.

Level 3 — Fair value is based on significant inputs that are unobservable for the asset or liability. These inputs reflect the Penn Mutual’s assumptions about the assumptions market participants would use in pricing the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Prices may also be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on the Penn Mutual’s understanding of the market.

19

Note 2.     Significant Accounting Policies (continued)

The fair value of all the investments in Account I, are at net asset values and the investments are considered actively traded and fall within Level 1.

Note 3.     Purchases and Sales of Investments

The following table shows the aggregate cost of shares purchased and the aggregate proceeds from shares redeemed of each fund or portfolio for the period ended December 31, 2011:

	Purchases	Sales
Money Market Fund	$17,877,715	$20,442,361
Limited Maturity Bond Fund	2,233,216	3,790,420
Quality Bond Fund	8,013,526	12,664,833
High Yield Bond Fund	4,839,130	5,757,083
Flexibly Managed Fund	10,967,300	34,778,957
Balanced Fund	1,581,559	2,971,427
Large Growth Stock Fund	3,927,620	5,151,709
Large Cap Growth Fund	930,942	1,350,511
Large Core Growth Fund	2,719,533	8,639,077
Large Cap Value Fund	3,075,420	7,053,003
Large Core Value Fund	2,690,243	5,791,673
Index 500 Fund	5,408,994	13,300,908
Mid Cap Growth Fund	2,972,920	5,502,870
Mid Cap Value Fund	2,771,980	5,452,972
Mid Core Value Fund	977,332	1,313,420
SMID Cap Growth Fund	692,081	545,052
SMID Cap Value Fund	879,953	571,953
Small Cap Growth Fund	3,600,267	5,908,608
Small Cap Value Fund	3,019,390	7,551,911
Small Cap Index Fund	528,860	286,589
Developed International Index Fund	556,227	308,263
International Equity Fund	3,664,426	12,731,779
Emerging Markets Equity Fund	2,652,920	4,559,553
Real Estate Securities Fund	1,567,249	2,512,965
Aggressive Allocation Fund	256,966	285,343
Moderately Aggressive Allocation Fund	1,861,531	836,769
Moderate Allocation Fund	2,990,299	1,052,623
Moderately Conservative Allocation Fund	1,690,633	1,390,462
Conservative Allocation Fund	622,648	479,815

Note 4.    Related Party Transactions and Contract Charges

Penn Mutual received $66,480,087 and $72,054,312 from Account I for the years ended December 31, 2011 and 2010. These charges include those assessed through a reduction in unit value, as well as those assessed through redemption of units.

20

Note 4.    Related Party Transactions and Contract Charges (continued)

Charges of the products are reflected as a reduction in the value of the units held by the policyholder. These are as follows:

Products	Mortality & Risk Expense	Guaranteed Maximum Rate
Cornerstone VUL	0.75% of account value	0.90% of account value

Cornerstone VUL II	0.90% of account value (policy years 1 - 15)	0.90% of account value
0.60% of account value (policy years 16+)

Cornerstone VUL III	0.45% of account value	0.90% of account value

Cornerstone VUL IV

0.45% on the first $25,000 of account value, 0.15% on account value in excess of $25,000; and a monthly expense charge per $1,000 of specified amount during first 10 years varying by issue age and rate class. The same load will apply for the first 10 years following an increase in specified amount.

0.60% on the first $50,000 of account value, 0.30% on account value in excess of $50,000; and a monthly expense charge per $1,000 of specified amount during first 10 years varying by issue age and rate class. The same load will apply for the first 10 years following an increase in specified amount.

Diversified Growth VUL

0.35% On the first $25,000 of account value, 0.05% on account value in excess of $25,000; and a monthly expense charge per $1,000 of specified amount during first 10 years varying by issue age and rate class. The same load will apply for the first 10 years following an increase in specified amount.

0.60% on the first $50,000 of account value, 0.30% on account value in excess of $50,000; and a monthly expense charge per $1,000 of specified amount during first 10 years varying by issue age and rate class. The same load will apply for the first 10 years following an increase in specified amount.

Variable Estate Max	0.90% of account value (policy years 1 - 15)	0.90% of account value
0.60% of account value (policy years 16+)

Variable Estate Max II	0.90% of account value (policy years 1 - 15)	0.90% of account value
0.60% of account value (policy years 16+)

Variable Estate Max III	0.60% of account value (policy years 1 - 10)	0.90% of account value (policy years 1 - 10)

0.05% of account value (policy years 11+) and a monthly expense charge per $1,000 of Specified Amount during first 10 years. The same load will apply for the first 10 years following an increase in specified amount. Please refer to the prospectus for details.

0.35% of account value (policy years 11+) and a monthly expense charge per $1,000 of Specified Amount during first 10 years. The same load will apply for the first 10 years following an increase in specified amount. Please refer to the prospectus for details.

Survivorship Growth VUL	0.60% of account value (policy years 1 - 10)	0.90% of account value (policy years 1 - 10)

0.05% of account value (policy years 11+) and a monthly expense charge per $1,000 of Specified Amount during first 10 years. The same load will apply for the first 10 years following an increase in specified amount. Please refer to the prospectus for details.

0.35% of account value (policy years 11+) and a monthly expense charge per $1,000 of Specified Amount during first 10 years. The same load will apply for the first 10 years following an increase in specified amount. Please refer to the prospectus for details.

Momentum Builder	0.65% of account value	0.65% of account value

21

Note 4.    Related Party Transactions and Contract Charges (continued)

Certain charges of the products are reflected as a redemption of units held by the policyholder. These are as follows:

Products	Surrender Charges
Cornerstone VUL	Maximum charge of 100% of purchase payments received. Charges do not apply after 11 years.
Cornerstone VUL II	Maximum charge of 100% of purchase payments received. Charges do not apply after 11 years.
Cornerstone VUL III	Maximum charge of 100% of purchase payments received. Charges do not apply after 11 years.
Cornerstone VUL IV	Maximum charge of 100% of purchase payments received. Charges do not apply after 11 years.
Diversified Growth VUL	Maximum charge of 100% of purchase payments received. Charges do not apply after 9 years.
Variable Estate Max	Maximum charge of 100% of purchase payments received. Charges do not apply after 16 years.
Variable Estate Max II	Maximum charge of 100% of purchase payments received. Charges do not apply after 16 years.
Variable Estate Max III	Maximum charge of 100% of purchase payments received. Charges do not apply after 14 years.
Survivorship Growth VUL	Maximum charge of 100% of purchase payments received. Charges do not apply after 14 years.
Momentum Builder	Maximum charge of 100% of purchase payments received. Charges do not apply after 10 years.

Premium charges on purchase payments are withdrawn from payments prior to the purchase of units. Currently, state premium taxes on purchase payments range from 0.00% to 3.50%. Sales and distribution expense charges on purchase payments range from 1.50% to 5.00%.

For each Cornerstone VUL, Cornerstone VUL II, Cornerstone VUL III, Cornerstone VUL IV, Variable Estate Max, Variable EstateMax II, Variable EstateMax III, Survivorship Growth VUL and Diversified Growth VUL policy, on the date of issue and each monthly anniversary, a monthly deduction is made from the policy value. The monthly deduction consists of cost of insurance charges, administrative charges and any charges for additional benefits added by supplemental agreement to a policy.

For each Momentum Builder policy, each month on the date specified in the contract (or on the date the contract is withdrawn in full if other than the date specified), a $4 contract administration charge, or a lesser amount under state insurance laws, is deducted from the contract value.

Note 5.    Accumulation Units

	December 31, 2011			December 31, 2010
Subaccount	Units Purchased	Units Redeemed	Ending Unit Balance	Units Purchased	Units Redeemed	Ending Unit Balance
Money Market Fund	1,086,292	(1,262,559)	2,190,894	1,185,557	(1,743,826)	2,367,160
Limited Maturity Bond Fund	158,677	(210,552)	732,919	269,254	(245,715)	784,794
Quality Bond Fund	376,727	(615,264)	1,969,804	474,602	(436,154)	2,208,341
High Yield Bond Fund	190,389	(219,817)	894,366	135,614	(167,404)	923,794
Flexibly Managed Fund	300,864	(995,907)	6,410,686	390,714	(833,090)	7,105,730
Balanced Fund	106,322	(221,881)	1,790,614	118,099	(323,083)	1,906,172
Large Growth Stock Fund	288,135	(376,299)	2,774,571	320,370	(474,295)	2,862,735
Large Cap Growth Fund	77,868	(114,776)	666,780	85,986	(151,738)	703,688

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Note 5.    Accumulation Units (continued)

	December 31, 2011			December 31, 2010
Subaccount	Units Purchased	Units Redeemed	Ending Unit Balance	Units Purchased	Units Redeemed	Ending Unit Balance
Large Core Growth Fund	220,513	(805,631)	4,879,774	273,549	(1,016,070)	5,464,892
Large Cap Value Fund	150,846	(318,857)	2,055,057	138,238	(380,393)	2,223,068
Large Core Value Fund	232,213	(557,214)	3,374,841	252,773	(580,948)	3,699,843
Index 500 Fund	324,112	(881,621)	4,900,773	291,573	(928,756)	5,458,281
Mid Cap Growth Fund	157,921	(317,154)	1,673,693	141,612	(435,393)	1,832,926
Mid Cap Value Fund	101,640	(203,275)	1,176,622	93,489	(278,247)	1,278,257
Mid Core Value Fund	54,901	(73,022)	480,167	40,694	(91,017)	498,288
SMID Cap Growth Fund	55,714	(42,045)	115,289	57,313	(35,957)	101,620
SMID Cap Value Fund	67,808	(41,085)	151,581	99,923	(39,794)	124,858
Small Cap Growth Fund	246,877	(363,686)	1,903,969	128,319	(432,836)	2,020,777
Small Cap Value Fund	90,706	(227,240)	1,386,719	89,673	(291,938)	1,523,252
Small Cap Index Fund	45,175	(22,522)	67,779	20,922	(9,512)	45,126
Developed International Index Fund	53,116	(27,707)	145,248	63,407	(38,663)	119,840
International Equity Fund	118,394	(483,302)	2,580,975	225,964	(438,766)	2,945,883
Emerging Markets Equity Fund	189,139	(358,849)	2,218,415	257,031	(437,054)	2,388,124
Real Estate Securities Fund	62,959	(108,134)	579,774	83,788	(111,597)	624,949
Aggressive Allocation Fund	23,626	(25,993)	122,365	37,036	(16,706)	124,733
Moderately Aggressive Allocation Fund	154,325	(64,450)	702,053	255,435	(87,819)	612,178
Moderate Allocation Fund	261,216	(86,215)	636,952	311,574	(134,423)	461,951
Moderately Conservative Allocation Fund	147,338	(119,692)	267,858	45,789	(58,388)	240,213
Conservative Allocation Fund	54,543	(40,880)	138,060	62,537	(10,495)	124,398

Note 6.     Financial Highlights

Account I is a funding vehicle for a number of variable life products, which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered within Account I have the lowest and highest total return. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered within Account I as contract owners may not have selected all available and applicable contract options.

23

Note 6.     Financial Highlights (continued)

	January 1, 2011	December 31, 2011			For the Year ended December 31, 2011
Subaccount	Unit Fair Value	Units	Unit Fair Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$12.39 to $21.81	2,190,894	$12.39 to $21.67	$28,866,837	0.01	0.35 to 0.90	(0.88) to (0.29)
Limited Maturity Bond Fund	14.51 to 18.81	732,919	14.84 to 19.09	11,650,678	—	0.35 to 0.90	1.32 to 1.93
Quality Bond Fund	16.66 to 43.65	1,969,804	18.35 to 47.76	40,744,242	—	0.35 to 0.90	9.14 to 9.82
High Yield Bond Fund	20.56 to 56.79	894,366	21.09 to 58.16	22,577,627	—	0.35 to 0.90	2.15 to 2.77
Flexibly Managed Fund	23.78 to 105.66	6,410,686	24.50 to 108.17	202,061,413	—	0.35 to 0.90	2.11 to 2.73
Balanced Fund	11.01 to 11.24	1,790,614	11.51 to 11.87	20,869,186	—	0.35 to 0.90	4.61 to 5.25
Large Growth Stock Fund	6.41 to 27.28	2,774,571	6.28 to 26.68	29,467,475	—	0.35 to 0.90	(2.43) to (1.86)
Large Cap Growth Fund	10.17 to 11.00	666,780	9.40 to 10.25	6,685,449	—	0.35 to 0.90	(7.60) to (7.07)
Large Core Growth Fund	9.60 to 9.81	4,879,774	9.04 to 9.32	44,596,129	—	0.35 to 0.90	(5.86) to (5.31)
Large Cap Value Fund	12.62 to 53.52	2,055,057	12.01 to 50.82	36,616,728	—	0.35 to 0.90	(5.28) to (4.73)
Large Core Value Fund	9.21 to 9.41	3,374,841	8.74 to 9.01	29,894,313	—	0.35 to 0.90	(5.05) to (4.49)
Index 500 Fund	10.20 to 17.67	4,900,773	10.33 to 17.85	68,336,911	—	0.35 to 0.90	0.85 to 1.46
Mid Cap Growth Fund	9.64 to 20.80	1,673,693	8.85 to 19.04	22,779,944	—	0.35 to 0.90	(8.60) to (8.08)
Mid Cap Value Fund	20.12 to 28.77	1,176,622	18.78 to 26.76	25,412,316	—	0.35 to 0.90	(7.11) to (6.58)
Mid Core Value Fund	14.59 to 15.77	480,167	13.95 to 15.22	7,120,854	—	0.35 to 0.90	(4.40) to (3.84)
SMID Cap Growth Fund	12.25 to 12.51	115,289	11.57 to 11.92	1,352,248	—	0.35 to 0.90	(5.57) to (5.02)
SMID Cap Value Fund	12.36 to 12.63	151,581	11.37 to 11.72	1,748,837	—	0.35 to 0.90	(8.00) to (7.47)
Small Cap Growth Fund	9.71 to 29.19	1,903,969	8.59 to 25.75	23,649,042	—	0.35 to 0.90	(11.91) to (11.41)
Small Cap Value Fund	25.05 to 39.67	1,386,719	25.27 to 39.71	41,208,017	—	0.35 to 0.90	(0.03) to 0.57
Small Cap Index Fund	10.92 to 11.15	67,779	10.33 to 10.65	712,768	—	0.35 to 0.90	(5.37) to (4.82)
Developed International Index Fund	9.67 to 9.87	145,248	8.37 to 8.63	1,240,148	—	0.35 to 0.90	(13.40) to (12.92)
International Equity Fund	16.73 to 34.17	2,580,975	16.80 to 34.23	59,188,653	—	0.35 to 0.90	0.01 to 0.61
Emerging Markets Equity Fund	11.62 to 11.87	2,218,415	9.39 to 9.68	21,201,493	—	0.35 to 0.90	(19.17) to (18.75)
Real Estate Securities Fund	18.51 to 20.02	579,774	19.64 to 21.43	12,097,824	—	0.35 to 0.90	6.08 to 6.73
Aggressive Allocation Fund	10.34 to 10.56	122,365	9.87 to 10.17	1,224,661	—	0.35 to 0.90	(4.52) to (3.96)
Moderately Aggressive Allocation Fund	11.12 to 11.36	702,053	10.82 to 11.15	7,805,703	—	0.35 to 0.90	(2.68) to (2.10)
Moderate Allocation Fund	10.76 to 10.99	636,952	10.74 to 11.06	6,975,843	—	0.35 to 0.90	(0.25) to 0.35
Moderately Conservative Allocation Fund	10.76 to 10.99	267,858	10.95 to 11.29	2,980,906	—	0.35 to 0.90	1.80 to 2.41
Conservative Allocation Fund	10.82 to 11.06	138,060	11.15 to 11.49	1,553,522	—	0.35 to 0.90	2.99 to 3.62

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Note 6.     Financial Highlights (continued)

	January 1, 2010	December 31, 2010			For the Year ended December 31, 2010
Subaccount	Unit Fair Value	Units	Unit Fair Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$12.38 to $21.95	2,367,160	$12.39 to $21.81	$31,431,787	0.01	0.35 to 0.90	(0.89) to (0.29)
Limited Maturity Bond Fund	13.99 to 18.27	784,794	14.51 to 18.81	12,362,476	—	0.35 to 0.90	2.78 to 3.41
Quality Bond Fund	15.71 to 41.43	2,208,341	16.66 to 43.65	41,505,862	—	0.35 to 0.90	5.10 to 5.75
High Yield Bond Fund	18.09 to 50.07	923,794	20.56 to 56.79	22,883,975	—	0.35 to 0.90	13.15 to 13.87
Flexibly Managed Fund	20.87 to 93.35	7,105,730	23.78 to 105.66	219,535,927	—	0.35 to 0.90	12.90 to 13.62
Balanced Fund	9.94 to 10.07	1,906,172	11.01 to 11.24	21,161,024	—	0.35 to 0.90	10.69 to 11.38
Large Growth Stock Fund	5.51 to 23.51	2,862,735	6.41 to 27.28	31,126,951	—	0.35 to 0.90	15.75 to 16.49
Large Cap Growth Fund	9.13 to 9.78	703,688	10.17 to 11.00	7,579,663	—	0.35 to 0.90	11.43 to 12.14
Large Core Growth Fund	8.26 to 8.36	5,464,892	9.60 to 9.81	52,865,520	—	0.35 to 0.90	16.22 to 16.96
Large Cap Value Fund	11.04 to 46.91	2,223,068	12.62 to 53.52	42,244,960	—	0.35 to 0.90	13.81 to 14.54
Large Core Value Fund	8.41 to 8.52	3,699,843	9.21 to 9.41	34,363,213	—	0.35 to 0.90	9.45 to 10.14
Index 500 Fund	8.92 to 15.51	5,458,281	10.20 to 17.67	74,862,521	—	0.35 to 0.90	13.75 to 14.47
Mid Cap Growth Fund	7.64 to 16.52	1,832,926	9.64 to 20.80	27,098,263	—	0.35 to 0.90	25.71 to 26.54
Mid Cap Value Fund	16.03 to 23.05	1,278,257	20.12 to 28.77	29,776,302	—	0.35 to 0.90	24.65 to 25.47
Mid Core Value Fund	11.74 to 12.58	498,288	14.59 to 15.77	7,679,359	—	0.35 to 0.90	24.32 to 25.13
SMID Cap Growth Fund	9.90 to 10.02	101,620	12.25 to 12.51	1,257,812	—	0.35 to 0.90	23.73 to 24.55
SMID Cap Value Fund	9.83 to 9.95	124,858	12.36 to 12.63	1,559,375	—	0.35 to 0.90	25.73 to 26.56
Small Cap Growth Fund	8.19 to 24.69	2,020,777	9.71 to 29.19	28,648,610	—	0.35 to 0.90	18.06 to 18.82
Small Cap Value Fund	19.76 to 31.53	1,523,252	25.05 to 39.67	45,299,739	—	0.35 to 0.90	25.60 to 26.43
Small Cap Index Fund	8.73 to 8.84	45,126	10.92 to 11.15	500,517	—	0.35 to 0.90	25.07 to 25.89
Developed International Index Fund	9.08 to 9.19	119,840	9.67 to 9.87	1,173,080	—	0.35 to 0.90	6.47 to 7.13
International Equity Fund	15.13 to 31.00	2,945,883	16.73 to 34.17	67,550,108	—	0.35 to 0.90	10.08 to 10.77
Emerging Markets Equity Fund	9.84 to 9.96	2,388,124	11.62 to 11.87	28,080,315	—	0.35 to 0.90	18.09 to 18.85
REIT Fund(c)	14.93 to 16.00	624,949	18.51 to 20.02	12,204,988	—	0.35 to 0.90	24.03 to 24.84
Aggressive Allocation Fund	8.99 to 9.11	124,733	10.34 to 10.56	1,302,012	—	0.35 to 0.90	14.92 to 15.66
Moderately Aggressive Allocation Fund	9.80 to 9.92	612,178	11.12 to 11.36	6,938,392	—	0.35 to 0.90	13.48 to 14.20
Moderate Allocation Fund	9.68 to 9.79	461,951	10.76 to 10.99	5,039,972	—	0.35 to 0.90	11.23 to 11.93
Moderately Conservative Allocation Fund	9.93 to 10.05	240,213	10.76 to 10.99	2,603,631	—	0.35 to 0.90	8.34 to 9.02
Conservative Allocation Fund	10.22 to 10.34	124,398	10.82 to 11.06	1,354,620	—	0.35 to 0.90	5.93 to 6.58

25

Note 6.     Financial Highlights (continued)

	January 1, 2009	December 31, 2009			For the Year ended December 31, 2009
Subaccount	Unit Fair Value	Units	Unit Fair Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$12.33 to $21.99	2,925,429	$12.38 to $21.95	$39,020,679	0.45	0.45 to 0.90	(0.46) to 0.13
Limited Maturity Bond Fund	13.73 to 18.07	761,255	13.99 to 18.27	11,617,203	—	0.45 to 0.90	0.98 to 1.59
Quality Bond Fund	14.82 to 39.33	2,169,893	15.71 to 41.43	38,702,122	0.02	0.45 to 0.90	5.07 to 5.71
High Yield Bond Fund	12.41 to 34.41	955,584	18.09 to 50.07	20,929,906	—	0.45 to 0.90	45.13 to 46.14
Flexibly Managed Fund	15.70 to 70.69	7,548,107	20.87 to 93.35	207,557,948	0.02	0.45 to 0.90	31.73 to 32.62
Balanced Fund	8.50 to 8.53	2,111,156	9.94 to 10.07	21,093,923	—	0.45 to 0.90	17.01 to 17.77
Large Growth Stock Fund	3.87 to 16.56	3,016,660	5.51 to 23.51	28,279,040	0.01	0.45 to 0.90	41.65 to 42.63
Large Cap Growth Fund	6.70 to 7.11	769,440	9.13 to 9.78	7,383,855	—	0.45 to 0.90	36.31 to 37.24
Large Core Growth Fund	6.14 to 6.16	6,207,413	8.26 to 8.36	51,500,179	0.05	0.45 to 0.90	34.67 to 35.59
Large Cap Value Fund	8.30 to 35.33	2,465,223	11.04 to 46.91	41,219,976	—	0.45 to 0.90	32.42 to 33.31
Large Core Value Fund	7.27 to 7.29	4,028,018	8.41 to 8.52	34,052,889	—	0.45 to 0.90	15.71 to 16.46
Index 500 Fund	7.11 to 12.39	6,095,465	8.92 to 15.51	73,690,321	—	0.45 to 0.90	24.98 to 25.81
Mid Cap Growth Fund	5.19 to 11.26	2,126,707	7.64 to 16.52	24,972,504	—	0.45 to 0.90	46.46 to 47.48
Mid Cap Value Fund	10.90 to 15.80	1,463,015	16.03 to 23.05	27,479,603	—	0.45 to 0.90	45.67 to 46.69
Mid Core Value Fund	9.40 to 9.98	548,612	11.74 to 12.58	6,755,287	—	0.45 to 0.90	24.90 to 25.73
SMID Cap Growth Fund	6.48 to 6.50	80,263	9.90 to 10.02	800,879	—	0.45 to 0.90	52.77 to 53.85
SMID Cap Value Fund	6.81 to 6.84	64,728	9.83 to 9.95	640,970	—	0.45 to 0.90	44.28 to 45.28
Small Cap Growth Fund	5.18 to 15.68	2,325,295	8.19 to 24.69	28,533,706	—	0.45 to 0.90	57.23 to 58.35
Small Cap Value Fund	15.57 to 25.03	1,725,517	19.76 to 31.53	40,886,476	—	0.45 to 0.90	25.79 to 26.62
Small Cap Index Fund	6.98 to 7.00	33,716	8.73 to 8.84	297,263	—	0.45 to 0.90	25.02 to 25.85
Developed International Index Fund	7.13 to 7.15	95,095	9.08 to 9.19	868,748	0.01	0.45 to 0.90	27.37 to 28.22
International Equity Fund	12.48 to 25.65	3,158,686	15.13 to 31.00	65,986,606	1.16	0.45 to 0.90	20.65 to 21.43
Emerging Markets Equity Fund	5.99 to 6.01	2,568,147	9.84 to 9.96	25,438,911	0.02	0.45 to 0.90	64.15 to 65.33
REIT Fund(c)	11.90 to 12.64	652,758	14.93 to 16.00	10,221,897	—	0.45 to 0.90	25.40 to 26.24
Aggressive Allocation Fund	7.04 to 7.06	104,403	8.99 to 9.11	943,703	—	0.45 to 0.90	27.78 to 28.64
Moderately Aggressive Allocation Fund	7.77 to 7.79	444,562	9.80 to 9.92	4,401,203	—	0.45 to 0.90	26.11 to 26.95
Moderate Allocation Fund	8.10 to 8.12	284,801	9.68 to 9.79	2,775,066	—	0.45 to 0.90	19.50 to 20.27
Moderately Conservative Allocation Fund	8.62 to 8.65	252,812	9.93 to 10.05	2,520,326	—	0.45 to 0.90	15.15 to 15.89
Conservative Allocation Fund	9.31 to 9.34	72,356	10.22 to 10.34	743,480	—	0.45 to 0.90	9.80 to 10.49

26

Note 6.     Financial Highlights (continued)

	January 1, 2008	December 31, 2008			For the Year ended December 31, 2008
Subaccount	Unit Fair Value	Units	Unit Fair Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$12.01 to $21.56	3,366,010	$12.33 to $21.99	$44,452,783	2.63	0.45 to 0.90	1.74 to 2.36
Limited Maturity Bond Fund	13.08 to 17.33	810,705	13.73 to 18.07	11,534,926	3.49	0.45 to 0.90	4.09 to 4.73
Quality Bond Fund	14.10 to 37.67	2,409,638	14.82 to 39.33	37,619,131	4.59	0.45 to 0.90	4.16 to 4.79
High Yield Bond Fund	16.39 to 45.56	1,027,010	12.41 to 34.41	15,561,275	9.84	0.45 to 0.90	(24.66) to (24.28)
Flexibly Managed Fund	21.76 to 98.59	8,289,356	15.70 to 70.69	173,357,377	2.68	0.45 to 0.90	(28.48) to (28.14)
Balanced Fund	— to —	2,443,936	8.50 to 8.53	20,802,245	3.68	0.45 to 0.90	(15.04) to (14.87)
Large Growth Stock Fund(a)	6.69 to 28.67	3,141,269	3.87 to 16.56	21,020,033	0.22	0.45 to 0.90	(42.39) to (42.13)
Large Cap Growth Fund	12.03 to 12.66	744,911	6.70 to 7.11	5,363,700	0.38	0.45 to 0.90	(44.33) to (44.08)
Large Core Growth Fund	— to —	6,894,360	6.14 to 6.16	42,342,132	0.20	0.45 to 0.90	(38.75) to (38.55)
Large Cap Value Fund	15.06 to 64.22	2,782,306	8.30 to 35.33	35,753,865	1.69	0.45 to 0.90	(45.11) to (44.87)
Large Core Value Fund	— to —	4,434,882	7.27 to 7.29	32,285,359	0.87	0.45 to 0.90	(27.36) to (27.17)
Index 500 Fund	11.17 to 19.53	7,265,951	7.11 to 12.39	69,789,856	2.07	0.45 to 0.90	(36.65) to (36.36)
Mid Cap Growth Fund	10.20 to 22.19	2,451,366	5.19 to 11.26	20,099,604	0.00	0.45 to 0.90	(49.33) to (49.10)
Mid Cap Value Fund	20.67 to 30.18	1,659,611	10.90 to 15.80	21,773,362	0.91	0.45 to 0.90	(47.74) to (47.50)
Mid Core Value Fund(b)	15.51 to 16.33	591,891	9.40 to 9.98	5,804,013	1.71	0.45 to 0.90	(39.44) to (39.16)
SMID Cap Growth Fund	— to —	3,614	6.48 to 6.50	23,478	0.00	0.45 to 0.90	(35.30) to (35.10)
SMID Cap Value Fund	— to —	19,946	6.81 to 6.84	136,192	1.22	0.45 to 0.90	(31.94) to (31.75)
Small Cap Growth Fund	10.43 to 31.62	2,442,473	5.18 to 15.68	19,775,582	0.00	0.45 to 0.90	(50.50) to (50.27)
Small Cap Value Fund	21.37 to 34.62	1,920,550	15.57 to 25.03	36,686,604	0.85	0.45 to 0.90	(27.81) to (27.46)
Small Cap Index Fund	— to —	17,402	6.98 to 7.00	121,844	0.69	0.45 to 0.90	(30.26) to (30.07)
Developed International Index Fund	— to —	7,263	7.13 to 7.15	51,883	1.24	0.45 to 0.90	(28.80) to (28.61)
International Equity Fund	21.35 to 44.02	3,532,004	12.48 to 25.65	60,115,072	2.23	0.45 to 0.90	(41.81) to (41.55)
Emerging Markets Equity Fund	— to —	2,751,753	5.99 to 6.01	16,522,720	0.33	0.45 to 0.90	(40.16) to (39.53)
REIT Fund(c)	19.82 to 20.85	620,976	11.90 to 12.64	8,384,606	3.61	0.45 to 0.90	(39.93) to (39.65)
Aggressive Allocation Fund	— to —	65,315	7.04 to 7.06	459,993	5.46	0.45 to 0.90	(29.69) to (29.50)
Moderately Aggressive Allocation Fund	— to —	131,549	7.77 to 7.79	1,024,813	6.31	0.45 to 0.90	(22.36) to (22.18)
Moderate Allocation Fund	— to —	122,228	8.10 to 8.12	991,218	6.23	0.45 to 0.90	(19.08) to (18.90)
Moderately Conservative Allocation Fund	— to —	60,359	8.62 to 8.65	524,118	4.11	0.45 to 0.90	(13.78) to (13.61)
Conservative Allocation Fund	— to —	29,918	9.31 to 9.34	279,238	7.65	0.45 to 0.90	(6.94) to (6.79)

27

Note 6.     Financial Highlights (continued)

	January 1, 2007	December 31, 2007			For the Year ended December 31, 2007
Subaccount	Unit Fair Value	Units	Unit Fair Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$11.44 to $20.68	2,808,502	$12.01 to $21.56	$37,904,884	4.87	0.45 to 0.90	4.03 to 4.67
Limited Maturity Bond Fund	12.43 to 16.60	743,242	13.08 to 17.33	10,739,971	3.89	0.45 to 0.90	4.28 to 4.92
Quality Bond Fund	13.26 to 35.66	2,485,617	14.10 to 37.67	40,756,213	4.28	0.45 to 0.90	5.38 to 6.03
High Yield Bond Fund	15.90 to 44.28	1,088,979	16.39 to 45.56	22,195,598	6.93	0.45 to 0.90	2.64 to 3.26
Flexibly Managed Fund	20.83 to 94.99	8,586,671	21.76 to 98.59	256,269,618	2.24	0.45 to 0.90	3.53 to 4.17
Growth Stock Fund(a)	6.16 to 26.43	3,115,478	6.69 to 28.67	36,225,669	0.41	0.45 to 0.90	8.17 to 8.85
Large Cap Growth Fund	11.59 to 12.09	755,072	12.03 to 12.66	9,426,845	0.55	0.45 to 0.90	3.77 to 4.41
Large Cap Value Fund	14.58 to 62.31	3,043,425	15.06 to 64.22	70,541,865	1.40	0.45 to 0.90	2.80 to 3.43
Index 500 Fund	10.68 to 18.73	7,775,740	11.17 to 19.53	117,070,814	1.57	0.45 to 0.90	4.14 to 4.79
Mid Cap Growth Fund	8.18 to 17.87	2,543,152	10.20 to 22.19	39,776,742	0.00	0.45 to 0.90	24.02 to 24.84
Mid Cap Value Fund	19.92 to 29.31	1,780,031	20.67 to 30.18	44,250,478	1.13	0.45 to 0.90	2.83 to 3.46
Strategic Value Fund(b)	15.52 to 16.19	613,613	15.51 to 16.33	9,846,378	0.51	0.45 to 0.90	(0.05) to 0.55
Small Cap Growth Fund	9.72 to 29.58	2,498,687	10.43 to 31.62	40,243,342	0.00	0.45 to 0.90	6.74 to 7.41
Small Cap Value Fund	22.57 to 36.83	2,119,742	21.37 to 34.62	55,572,122	0.69	0.45 to 0.90	(6.15) to (5.60)
International Equity Fund	17.87 to 36.94	3,678,948	21.35 to 44.02	110,453,276	0.56	0.45 to 0.90	18.97 to 19.75
REIT Fund(c)	24.35 to 25.39	685,705	19.82 to 20.85	14,042,713	2.50	0.45 to 0.90	(18.61) to (18.17)
Balanced Portfolio	12.78 to 23.46	869,136	14.77 to 26.91	16,036,716	1.15	0.45 to 0.90	14.56 to 15.30
Equity Income Portfolio	14.13 to 30.29	2,619,952	14.28 to 30.53	56,870,624	1.80	0.45 to 0.90	0.62 to 1.23
Growth Portfolio	8.80 to 24.66	4,604,783	11.12 to 31.08	88,298,597	0.83	0.45 to 0.90	25.82 to 26.66
Asset Manager Portfolio	11.62 to 21.28	659,303	13.36 to 24.39	12,593,975	6.08	0.45 to 0.90	14.46 to 15.20
Emerging Markets Equity (Int’l) Portfolio	21.58 to 30.31	1,180,248	30.03 to 42.57	40,592,175	0.43	0.45 to 0.90	39.19 to 40.15

(a)	Prior to August 25, 2008, Large Growth Stock Fund was named Growth Stock Fund.
(b)	Prior to August 25, 2008, Mid Core Value Fund was named Strategic Value Fund.
(c)	Prior to May 1, 2011, Real Estate Securities Fund was named REIT Fund.
*	These ratios represent the dividends, excluding distributions of capital gains, received by the subaccounts within Account I from the underlying mutual funds, net of management fees and expenses assessed by the fund manager, divided by the average net assets of the respective subaccounts. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the subaccount invests and, to the extent the underlying fund utilizes consent dividend rather than paying dividends in cash or reinvested shares, Account I does not record investment income.
**	These ratios represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying subaccount are excluded, as in Cornerstone VUL IV (which would have an expense ratio of 0.00% since all contract charges are assessed through a reduction in units held).

28

Note 6.     Financial Highlights (continued)

***	These ratios represent the total return for the periods indicated, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the effective date through the end of the reporting period and reflects a range of actual product total returns.

Note 7.    Subsequent Events

Management has evaluated the impact of all subsequent events on Account I through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

29

PM5698 5/12

`	PricewaterhouseCoopers LLP Two Commerce Square, Suite 1700 2001 Market Street Philadelphia PA 19103-7042 Telephone (267) 330 3000 Facsimile (267) 330 3300 www.pwc.com

Report of Independent Auditors

To the Board of Trustees

The Penn Mutual Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, changes in equity, and cash flow present fairly, in all material respects, the financial position of The Penn Mutual Life Insurance Company and its subsidiaries (the “Company”) at December 31, 2011 and December 31, 2010, and the results of their operations and their cash flow for each of the three years in the period ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

February 10, 2012

(In Thousands)

Consolidated Balance Sheets

December 31,	2011	2010

ASSETS
Investments:
Debt securities, at fair value:
Available for sale	$8,656,600	$7,256,855
Trading	123,755	185,348
Equity securities, at fair value	11,363	13,015
Real estate, net of accumulated depreciation	13,438	14,153
Policy loans	707,956	703,337
Short-term investments	29,751	29,105
Alternative assets	303,139	292,121
Other invested assets	182,803	103,693

TOTAL INVESTMENTS	10,028,805	8,597,627

Cash	133,412	70,603
Investment income due and accrued	109,545	92,663
Deferred acquisition costs	729,043	818,602
Amounts recoverable from reinsurers	334,159	322,183
Broker/dealer receivables	1,783,994	1,789,452
Goodwill	49,602	50,026
Other assets	465,106	469,261
Separate account assets	4,640,495	4,532,892

TOTAL ASSETS	$18,274,161	$16,743,309

LIABILITIES AND EQUITY
Liabilities:
Reserves for future policy benefits	$3,002,706	$2,793,688
Other policyholder funds	4,653,547	4,104,881
Policyholders’ dividends payable	15,691	15,130
Broker/dealer payables	1,697,997	1,692,578
Accrued income taxes	509,082	291,497
Debt	439,020	520,522
Other liabilities	594,039	470,247
Separate account liabilities	4,640,495	4,532,892

TOTAL LIABILITIES	15,552,577	14,421,435

Equity:
Retained earnings	2,229,897	2,139,206
Accumulated other comprehensive income:
Unrealized appreciation of securities, net	499,394	190,790
Pension liability	(7,707)	(8,122)
Total accumulated other comprehensive income	491,687	182,668

TOTAL EQUITY	2,721,584	2,321,874

TOTAL LIABILITIES AND EQUITY	$18,274,161	$16,743,309

The accompanying notes are an integral part of these consolidated financial statements.

2011 Consolidated GAAP Financial Statements	Page 1

(In Thousands)

Consolidated Statements of Income

Years Ended December 31,	2011	2010	2009

REVENUES
Premium and annuity considerations	$301,395	$253,318	$254,894
Policy fee income	332,257	302,124	297,820
Net investment income	450,826	419,807	369,544
Net investment gains/(losses):
Total other-than-temporary impairment losses	(14,434)	(21,106)	(46,740)
Portion of loss recognized in other comprehensive income	2,608	6,451	19,225
Net other-than-temporary impairment losses recognized in earnings	(11,826)	(14,655)	(27,515)
Other net investment gains	19,031	42,243	13,725
Total net investment gains/(losses)	7,205	27,588	(13,790)
Broker/dealer fees and commissions	532,162	511,343	459,540
Other income	34,432	41,173	37,268

TOTAL REVENUES	1,658,277	1,555,353	1,405,276

BENEFITS AND EXPENSES
Benefits paid to policyholders and beneficiaries	534,502	511,795	473,013
Policyholder dividends	31,595	30,548	31,563
Increase in reserves for future policy benefits	110,621	70,666	69,870
General expenses	436,718	420,891	414,020
Broker/dealer sales expense	304,798	291,357	259,596
Amortization of deferred acquisition costs	132,025	116,317	125,424

TOTAL BENEFITS AND EXPENSES	1,550,259	1,441,574	1,373,486

INCOME BEFORE INCOME TAXES	108,018	113,779	31,790
Current	(16,567)	(37,416)	2,344
Deferred	33,894	65,872	733

INCOME TAX EXPENSE	17,327	28,456	3,077

NET INCOME	$90,691	$85,323	$28,713

The accompanying notes are an integral part of these consolidated financial statements.

Page 2	The Penn Mutual Life Insurance Company

(In Thousands)

Consolidated Statements of Changes in Equity

Years Ended December 31, 2009, 2010, and 2011	Accumulated Other Comprehensive (Loss)/Income	Retained Earnings	Total Equity

BALANCE AT JANUARY 1, 2009	$(279,183)	$2,020,550	$1,741,367

Net income for 2009	—	28,713	28,713
Impact of adoption of new accounting pronouncement, net of tax of $2,488 (see Note 2)	(4,620)	4,620	—
Other comprehensive income, net of tax
Unrealized net appreciation of securities, net of tax of $180,085, net of reclassification adjustments	339,322	—	339,322
Other than temporary impairment, net of tax of $6,729	(12,496)	—	(12,496)
Postretirement benefits liability adjustment, net of tax of $2,013	(4,167)	—	(4,167)

Comprehensive income			351,372

BALANCE AT DECEMBER 31, 2009	$38,856	$2,053,883	$2,092,739

Net income for 2010	—	85,323	85,323
Other comprehensive income, net of tax
Unrealized net appreciation of securities, net of tax of $37,364, net of reclassification adjustments	125,119	—	125,119
Other than temporary impairment, net of tax of $6,719	12,479	—	12,479
Postretirement benefits liability adjustment, net of tax of $3,346	6,214	—	6,214

Comprehensive income			229,135

BALANCE AT DECEMBER 31, 2010	$182,668	$2,139,206	$2,321,874

Net income for 2011	—	90,691	90,691
Other comprehensive income, net of tax
Unrealized net appreciation of securities, net of tax of $167,023, net of reclassification adjustments	306,909	—	306,909
Other than temporary impairment, net of taxes of $913	1,695	—	1,695
Postretirement benefits liability adjustment, Net of taxes of $223	415	—	415

Comprehensive income			404,910

BALANCE AT DECEMBER 31, 2011	$491,687	$2,229,897	$2,721,584

The accompanying notes are an integral part of these consolidated financial statements.

2011 Consolidated GAAP Financial Statements	Page 3

(In Thousands)

Consolidated Statements of Cash Flows

Years Ended December 31,	2011	2010	2009

CASH FLOW FROM OPERATING ACTIVITIES
Net income	$90,691	$85,323	$28,713
Adjustments to reconcile net income to net cash used in operating activities:
Capitalization of acquisition costs	(251,736)	(222,534)	(158,407)
Amortization of deferred acquisition costs	132,025	116,317	125,424
Policy fees on universal life and investment contracts	(194,255)	(176,876)	(179,964)
Interest credited on universal life and investment contracts	188,530	173,182	155,269
Depreciation and amortization	(11,103)	(12,007)	(10,041)
Net investment losses/(gains)	13,524	(8,840)	40,865
Net investment (losses)/income on limited partnerships and derivatives	(23,099)	(46,167)	15,330
Change in:
Investment income due and accrued	(16,882)	(5,258)	(3,261)
Amounts recoverable from reinsurers	(11,976)	13,595	(3,899)
Future policy benefits	119,646	57,416	65,424
Accrued income taxes	49,425	34,080	3,147
Net broker/dealer receivables	10,877	21,028	(17,385)
Trading securities	61,593	(90,983)	(25,097)
Corporate owned life insurance	(6,239)	(5,228)	(20,021)
Accounts payable	27,504	23,627	30,856
Broker loans and advance	20,568	9,939	(64,627)
Other, net	4,537	(17,033)	(6,357)

NET CASH PROVIDED BY/(USED IN) OPERATING ACTIVITIES	203,630	(50,419)	(24,031)

CASH FLOW FROM INVESTING ACTIVITIES
Sale of investments:
Debt securities, available for sale	886,334	840,189	657,638
Equity securities	2,820	23,116	442
Sale of subsidiary	8,000	—	—
Derivatives and Other	201	210,844	3,740
Maturity and other principal repayments:
Debt securities, available for sale	614,976	538,231	436,712
Other	157,586	31,386	92,975
Cost of investments acquired:
Debt securities, available for sale	(2,290,662)	(2,263,290)	(1,272,209)
Equity securities	(3,184)	(1,263)	(45)
Limited partnerships	(63,440)	(46,366)	(37,069)
Derivatives	(69,476)	(23,778)	(132,608)
Other	(21,801)	18,020	4,291
Change in policy loans, net	(4,619)	(13,993)	(17,845)
Cost of short-term investments sold, net	(646)	224,236	25,745
Increase/(decrease) in collateral payable	29,641	(96,608)	(30,117)
Purchases of furniture and equipment, net	11,376	(9,412)	(11,136)

NET CASH USED IN INVESTING ACTIVITIES	$(742,894)	$(568,688)	$(279,486)

…continued -

Page 4	The Penn Mutual Life Insurance Company

(In Thousands)

Consolidated Statements of Cash Flows (cont’)

Years Ended December 31,	2011	2010	2009

CASH FLOW FROM FINANCING ACTIVITIES
Policyholder Account Balance
Deposits for universal life and investment contracts	$1,678,047	$1,529,572	$1,329,619
Withdrawals from universal life and investment contracts	(775,821)	(758,420)	(680,279)
Transfers to separate accounts	(218,651)	(357,284)	(344,563)
(Extinguishment)/issuance of debt	(81,501)	237,582	(24,482)

NET CASH PROVIDED BY FINANCING ACTIVITIES	602,074	651,450	280,295

Net increase/(decrease) in cash	62,809	32,343	(23,222)
Cash, beginning of year	70,603	38,260	61,482

CASH, END OF YEAR	$133,412	$70,603	$38,260

The accompanying notes are an integral part of these consolidated financial statements.

2011 Consolidated GAAP Financial Statements	Page 5

(In Thousands)

Notes to Consolidated Financial Statements

Note 1.  NATURE OF OPERATIONS AND BASIS OF PRESENTATION

NATURE OF OPERATIONS  The Penn Mutual Life Insurance Company (“PML”) and its subsidiaries (collectively, “the Company”) offer a wide range of insurance and investment products including life insurance, annuities, and investment products, as well as advisory services. PML, a Pennsylvania domiciled mutual life insurance company, concentrates primarily on the sale of individual life insurance and annuity products. PML and its wholly owned life insurance subsidiary, the Penn Insurance and Annuity Company (“PIA”) primarily market traditional whole life, term life, fixed universal life, indexed universal life, variable universal life, immediate annuity and fixed and variable deferred annuity products through a network of career agents and independent agents. PML is licensed and sells its products in all fifty states and the District of Columbia. In addition, the Company offers a variety of investment products and advisory services through its non-insurance subsidiaries (principally broker/dealer and investment advisory subsidiaries).

BASIS OF PRESENTATION  The accompanying Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and reflect the consolidation of PML and its wholly owned and majority controlled subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation.

PML prepares its regulatory financial statements in accordance with statutory accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania, while PIA follows statutory practices prescribed or permitted by the Delaware Department of Insurance, both of which are comprehensive basis of accounting other than GAAP. See Note 14 for additional discussion.

RECLASSIFICATION  Certain 2010 and 2009 amounts have been reclassified to conform with 2011 presentation, none of which have an impact on net income or equity.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES  The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material reported amounts and disclosures that require extensive use of estimates are:

¯	Fair value of certain invested assets and derivatives
¯	Capitalization and amortization of deferred acquisition costs (“DAC”)
¯	Liabilities for future policyholder benefits
¯	Accounting for income taxes and valuation of deferred income tax assets and liabilities and unrecognized tax benefits
¯	Litigation and other contingencies
¯	Pension and other postretirement and postemployment benefits

INVESTMENTS  The Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale, or trading. The Company determines classification of debt securities at the time of purchase. The Company classifies its debt securities (bonds, preferred stocks and mortgage and asset-backed securities) as available-for-sale (“AFS”) and trading. AFS securities are reported at fair value, with unrealized gains/(losses) reported in other comprehensive income, net of deferred taxes and related adjustments. Trading securities are held at fair value, with changes in value reported through net investment gains/(losses). Income on debt securities is recognized using the effective yield method of amortization. For mortgage and asset-backed securities (“structured securities”) that do not have a fixed schedule of payments and are subject to a non credit rating based on other than temporary impairment review, the effect on amortization or accretion is revalued quarterly using the retrospective yield adjustment method based on the current estimated cash flow. For structured securities subject to OTTI review based on credit rating, changes in expected cash flows are recognized using the prospective yield

Page 6	The Penn Mutual Life Insurance Company

(In Thousands)

adjustment method. In these cases, income is recognized on the prospective yield adjustment method over the remaining life of the securities. Cash flow assumptions for structured securities are obtained from broker dealer survey values or internal estimates consistent with the current interest rate and economic environments. These assumptions represent the Company’s best estimate of the amount and timing of estimated principal and interest cash flows based on current information and events. Interest on debt securities is recorded as income when earned.

Equity securities are carried at fair value and include seed money invested in separate accounts. Unrealized capital gains/(losses) are reported in other comprehensive income, net of deferred taxes. Dividends on equity securities are credited to income on their ex-dividend dates.

Real estate occupied by the Company is carried at depreciated cost. Depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in net investment losses. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income. The Company obtains an external appraisal on a tri-annual basis. The most recent appraisal was as of August 2010.

Short-term investments, which are carried at amortized cost and approximate fair value, consist primarily of money market funds and investments purchased with maturities of greater than three months and less than or equal to 12 months. Certain short-term investments are held as collateral for derivative transactions.

Policy loans are stated at the aggregate balance of unpaid principal and interest.

Alternative assets are investments in limited partnerships for which the Company applies the equity method of accounting. Due to the timing of the valuation data received from the general partner, these investments are reported in accordance with the most recent valuations received which are primarily on a one quarter lag.

Other invested assets include derivatives in a net asset position, an annuity contract acquired to back nonqualified deferred compensation plans, low income housing tax credit investments (“LIHTC”) and miscellaneous invested assets. LIHTC investments are accounted for under the equity method. The delayed equity contributions for these investments are unconditional and legally binding and therefore, have been recognized as a liability. LIHTC investments are reviewed for OTTI, which if identified, is recorded as a net investment loss.

See Note 4 for additional discussion on derivatives.

EVALUATING INVESTMENTS FOR AN OTTI  The Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such investments are other-than-temporarily impaired.

The Company considers, amongst other criteria, whether it has the intent to sell a particular impaired AFS debt security. The assessment of the Company’s intent to sell a particular AFS debt security considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, subsequent changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company’s need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on a security where the fair value is less than the amortized cost at the reporting date, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss for the entire difference between the fair value and the amortized cost will be recorded in earnings. In certain circumstances, the Company may determine that it does not intend to sell a particular security but that it is more likely than not that it will be required to sell that security before recovery of its amortized cost. In such instances, the AFS debt security will be deemed other-than-temporarily impaired in the period during which it was determined more likely than not that the security will be required to be sold and an OTTI loss for the entire difference between the fair value and the amortized cost will be recorded in earnings. If the

2011 Consolidated GAAP Financial Statements	Page 7

(In Thousands)

Company does not have the intent to sell and it does not believe that it is more likely than not that it will be required to sell the security before recovery of its amortized cost, the Company evaluates the security for impairment considered other than temporary. Factors considered in determining whether a decline in fair value is other than temporary include the significance of the decline, the length of time a security’s fair value is below its amortized cost, current economic conditions, past credit loss experience, estimated future cash flows, default rates, delinquency rates, percentage of nonperforming loans, prepayments, severities, and other circumstances of the investment. If the Company concludes that the impairment is other than temporary, the Company estimates the present value of the expected future cash flows to be received from the security. If the present value of the expected future cash flows to be received is less than the amortized cost, the security will be deemed other-than-temporarily impaired in the period that such present value of the expected future cash flows falls below amortized cost and this difference, referred to as the credit loss, will be recognized in earnings. Any remaining difference between the present value of the expected future cash flows to be received and the estimated fair value of the security will be recognized as a separate component of other comprehensive loss and is referred to as the non-credit loss. For AFS debt securities for which an OTTI was recognized in earnings, the decision as to whether or not the difference between the new amortized cost basis and the cash flows expected to be collected should be accreted as interest income is done on a security by security basis.

Net investment gains/(losses) on sales are generally computed using the specific identification method and are included in income on the trade date and net of amortization of deferred acquisition costs. Unrealized capital gains/(losses) on investments, and adjustments to deferred acquisition costs and unearned revenue, net of applicable taxes, are accounted for as a separate component of other comprehensive income.

DERIVATIVE FINANCIAL INSTRUMENTS  The Company utilizes various derivatives, including interest rate swaps, financial futures, interest rate caps, forwards and put options in conjunction with its management of assets and liabilities and interest rate risk. All derivatives are recognized at fair value. Derivatives with a positive fair value are reported in other invested assets. Derivatives with a negative fair value are reported in other liabilities. The accounting treatment for specific derivatives depends on whether management elects to follow hedge accounting. To qualify as a hedge, the hedge relationship is designated and formally documented at inception by detailing the particular risk management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed and measured. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged to qualify for hedge accounting. The hedging relationship is considered highly effective if the changes in fair value or discounted cash flows of the hedging instrument is within 80-125% of the inverse changes in the fair value or discounted cash flows of the hedged item. The Company formally assesses effectiveness of its hedging relationships both at the hedge inception and on a quarterly basis. The Company does not engage in derivative financial instrument transactions for speculative purposes.

Interest rate swaps, caps and interest rate futures are used to manage risk from interest rate fluctuations. Currency forwards are used to manage exposure to fluctuation in currency values associated with certain foreign currency denominated alternative assets.

For a fair value hedge, the gain or loss on the hedging instrument is recognized in current earnings. The carrying value of the hedged items is adjusted by the change in fair value and is also recognized in current earnings. The Company’s fair value hedges are primarily hedges of available-for-sale fixed maturity securities.

At termination, the cost bases of the hedged assets are adjusted prospectively by the amount of change in fair value of the hedged assets, unless the hedged assets are subject to retrospective accounting. The adjustment to the hedged assets will be amortized through investment income over the remaining life of the bond.

For a cash flow hedge, in which derivatives hedge the variability of cash flows related to variable rate available-for-sale securities, the accounting treatment depends on the effectiveness of the hedge. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate. To the extent these derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives’ fair value will not be included in current earnings, but are reported as other comprehensive income. To the extent these derivatives are not effective, changes in their fair values are included in earnings as a net investment gain/loss.

Page 8	The Penn Mutual Life Insurance Company

(In Thousands)

For cash flow hedges, when hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the gain/(loss) that was accumulated in other comprehensive income will be recognized immediately as a realized capital gain/(loss). The derivative will continue to be carried on the balance sheet at its fair value with subsequent changes in fair value recorded as a realized capital gain/(loss). When hedge accounting is discontinued because the hedge is terminated, the accumulated gain/(loss) remains in other comprehensive income until the forecasted transaction is no longer probable. At that time, the accumulated gain or loss will be amortized as a realized capital gain/(loss) over the remaining life of the derivative contract.

The Company discontinues hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item, (ii) the derivative expires, is sold, terminated, or exercised, (iii) the derivative is de-designated as a hedge instrument, or (iv) it is probable that the forecasted transaction will not occur.

The Company utilizes interest rate swaps, financial futures and put options to hedge risks associated with the offering of equity market based guarantees in the Company’s annuity product portfolio. These derivatives do not qualify for hedge accounting. The change in fair value of these derivatives is recognized as a net investment gain/(loss). The Company utilizes call options to hedge equity market risks associated with the offering of indexed universal life insurance products. These derivatives do not qualify for hedge accounting. The realized gains or losses and change in fair value of the call options are recognized in operating income.

Interest rate caps and credit default swaps are carried at fair value and do not qualify for hedge accounting treatment. As a result, the change in the fair value of the derivatives is recognized currently in net investment gains/(losses) in the period of change.

Additional disclosures related to derivative instruments and hedging activities are included in Note 4.

The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 8.

DEFERRED ACQUISITION COSTS  The costs of acquiring new and sustaining renewal business and certain costs of issuing policies that vary with and are directly related to the production of new and renewal business have been deferred and recorded as an asset in the accompanying Consolidated Balance Sheet. These costs consist primarily of commissions, certain expenses of underwriting and issuing contracts and certain agency expenses.

DAC related to participating traditional and universal life insurance policies and investment type products without mortality risk that include significant surrender charges are being amortized over the lesser of the estimated or actual contract life. Amortization expense is recognized in proportion to estimated gross profits arising principally from interest margins, mortality margins, expense margins and surrender charges. The effects of revisions to estimated gross profits are reflected as adjustments to DAC in the period such estimated gross profits are revised. DAC related to certain term business are amortized in proportion to premium revenue.

Each year, a formal review of the assumptions underlying the expected gross profits are analyzed and updated as necessary.

DAC is reviewed regularly to determine whether such costs are recoverable based upon future estimated gross profits. The Company has evaluated all DAC balances and concluded these amounts are recoverable at December 31, 2011 and 2010, respectively. Certain costs and expenses reported in the Consolidated Statements of Income are net of amounts deferred.

GOODWILL AND INTANGIBLE ASSETS  Goodwill and other intangibles with an indefinite useful life are not amortized. All goodwill and indefinite life intangible assets are tested for impairment at least annually. An intangible asset with a finite life is amortized over its useful life. Intangibles with a finite useful life are tested for impairment when facts and circumstances indicate that its carrying amount may not be recoverable.

The Company had goodwill of $49,602 and $50,026 as of December 31, 2011 and 2010, respectively. No impairment of goodwill was recognized during 2011, 2010, or 2009.

2011 Consolidated GAAP Financial Statements	Page 9

(In Thousands)

The Company had intangible assets with a gross carrying amount of $8,700 and $8,700 and accumulated amortization of $7,296 and $6,817 as of December 31, 2011 and 2010, respectively. The aggregate amortization expense related to these intangible assets was $479, $668 and $912 in 2011, 2010, and 2009, respectively. Estimated annual amortization expense is:

Years ending December 31,	Amortization Expense

2012	$374
2013	290
2014	206
2015	172
2016	118

OTHER  Other assets primarily consist of property and equipment, leasehold improvements, computer equipment, and packaged software, which are stated at cost, less accumulated depreciation and amortization. Depreciation on property and equipment is determined using the straight-line method over the estimated useful lives of the related assets. Amortization of leasehold improvements is calculated using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements. Depreciation of computer equipment is calculated using the straight-line method over the lesser of its useful life or three years. Packaged software is depreciated using the straight-line method over the lesser of its useful life or three years. Internally developed software is amortized on a straight-line basis over its estimated useful life and begins when each individual component or module, the computer software is ready for its intended use. At December 31, 2011 and 2010, these assets had a gross carrying amount of $185,252 and $175,313, respectively and accumulated depreciation and amortization was $154,509 and $147,696 at December 31, 2011 and 2010, respectively. Related depreciation and amortization expense was $8,250, $9,731, and $10,252 for the years ended December 31, 2011, 2010, and 2009, respectively.

Also included in Other assets are sales inducements. The Company has deferred annuity policies in-force that contain sales inducements. See Note 7 for additional discussion of sales inducements.

RESERVES FOR FUTURE POLICY BENEFITS  Future policy benefits include reserves for participating traditional life insurance and life contingent annuity products; excess death benefit liabilities associated with individual deferred annuities and universal life contracts with secondary guarantees; and excess interest credits from indexed universal life contracts. These liabilities are established in amounts adequate to meet the estimated future obligations of the policies in-force. For additional details about these indexed universal life contracts, see Note 5.

Liabilities for participating traditional life products are computed using the net level premium method, using assumptions for investment yields, mortality and morbidity, which are consistent with the dividend fund interest rate and mortality rates used in calculating cash surrender values. Interest rate assumptions used in the calculation of the liabilities for participating traditional life products ranged from 2.5% to 8.5%. Reserves for substandard policies are computed using multiples of the respective underlying mortality tables.

Liabilities for life contingent annuity products are computed by estimating future benefits and expenses. Assumptions are based on the Company’s actual experience projected at the time of policy issue with provision for adverse deviations. Interest rate assumptions range from 2.25% to 13.25%.

OTHER POLICYHOLDER FUNDS  Other policyholder funds represent liabilities for universal life and investment-type annuity products. The liabilities for these products are based on the contract account value, which consists of deposits received from customers and investment earnings on the account value, less administrative, mortality and expense charges. The liability for universal life products is also reduced by the cost of insurance charges.

Liabilities for the non-life contingent annuity products are computed by estimating future benefits and expenses. Assumptions are based on Company experience projected at the time of policy issue. Interest rate assumptions range from 2.0% to 10.5%.

Page 10	The Penn Mutual Life Insurance Company

(In Thousands)

Contract charges assessed against account values for universal life and investment-type annuities are reflected as policy fee income in revenue. Interest credited to account values and universal life benefit claims in excess of fund values are reflected as benefits paid to policyholders and beneficiaries.

POLICYHOLDERS’ DIVIDENDS PAYABLE  The Company’s liability for policyholders’ dividends represents its dividends payable to policyholders. As of December 31, 2011 and 2010, participating insurance expressed, as a percentage of insurance in-force is 88% and 91%, respectively, and as a percentage of premium income is 39% and 29%, respectively. The Board of Trustees approves the amount of Policyholders’ dividends to be paid annually. The aggregate amount of policyholders’ dividends is calculated based on actual interest, mortality, morbidity and expense experience for the year and on management’s judgment as to the appropriate level of equity to be retained by the Company. The carrying value of this liability approximates the earned amount and fair value at December 31, 2011 and 2010.

BROKER/DEALER RECEIVABLES AND PAYABLES  Broker/dealer transactions in securities and listed options, including related commission revenue and expense, are recorded on a trade-date basis.

SEPARATE ACCOUNT ASSETS AND LIABILITIES  The Company has separate account assets and liabilities representing segregated funds administered and invested by the Company primarily for the benefit of variable life insurance policyholders and annuity and pension contractholders, including the Company’s benefit plans. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The separate accounts have varying investment objectives.

At December 31, 2011 and 2010, all separate account assets are stated at the fair value of the underlying assets, which are primarily mutual funds. The value of the assets in the Separate Accounts reflects the actual investment performance of the respective accounts and is not guaranteed by the Company. The liability at December 31, 2011 and 2010 represents the policyholders’ interest in the account and includes accumulated net investment income and realized and unrealized capital gains/(losses) on the assets, which generally reflects fair value. The investment income and net investment gains/(losses) from separate account assets accrue to the policyholders and are not included in the Consolidated Statements of Income. Mortality, policy administration and surrender charges assessed against the accounts are included in Policy fee income in the accompanying Consolidated Statements of Income. Asset management fees charged to the accounts are included in Other income in the accompanying Consolidated Statements of Income.

The Company has invested seed money Penn Series Funds, Inc. The Seed Money is classified as an equity security, with unrealized capital gains/(losses) reported in other comprehensive income, net of deferred taxes and related adjustments. Dividends earned by the funds are credited to income on their ex-dividend dates. Seed money of $8,627 and $9,873 was invested in one fund as of December 31, 2011 and 2010, respectively.

The Company issues traditional variable annuity contracts in the separate accounts in which the Company provides various forms of guarantees to benefit the related contract holders called Guaranteed Minimum Death Benefits (“GMDB”), Guaranteed Minimum Accumulated Benefits (“GMAB”) and GMAB/Guaranteed Minimum Withdrawal Benefits (“GMWB”). See Note 8 for a discussion of the Company’s obligation regarding these product features.

RECOGNITION OF INCOME AND RELATED EXPENSES  Premiums from traditional participating life insurance policies, term life policies, annuity policies with life contingencies and group life contracts are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by providing for liabilities for future policy benefits and the deferral and subsequent amortization of deferred acquisition costs.

Amounts received under universal life-type contracts are reported as deposits to policyholders’ account balances. Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration, and surrender charges, and are included as policy fee income in the Consolidated Statements of Income. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio.

2011 Consolidated GAAP Financial Statements	Page 11

(In Thousands)

Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income over the period benefited, using the same assumptions and factors used to amortize DAC costs. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders’ account balances.

Premiums for contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, are recorded as income when due. Any excess profit is deferred and recognized as income in a constant relationship to insurance in-force and, for annuities, in relation to the amount of expected future benefit payments.

FEDERAL INCOME TAXES  Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets (“DTAs”) and liabilities (“DTLs”) are recognized for expected future tax consequences of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balances are compared. Deferred income taxes are generally recognized based on enacted tax rates and a valuation allowance is recorded if it is more likely than not that any portion of the deferred tax asset will not be realized.

Uncertain tax positions (“UTP”) are established when the merits of a tax position are evaluated against certain measurement and recognition tests. UTP changes are reflected as a component of income taxes.

The Company files a consolidated federal income tax return with its life and non-life insurance subsidiaries. The consolidated tax liability is allocated among the members of the group in accordance with a tax sharing agreement. The tax sharing agreement provides that the tax liability for each member of the group is calculated on a separate company basis.

REINSURANCE  In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage and coinsurance contracts. The Company has set its retention limit for acceptance of risk on life insurance policies at various levels up to $5 million.

Reinsurance does not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the risk transfer of its reinsurance contracts and the financial strength of potential reinsurers. The Company regularly monitors the financial condition and ratings of its existing reinsurers to ensure that amounts due from reinsurers are collectible.

Insurance liabilities are reported before the effects of reinsurance. Reinsurance receivables (including amounts related to insurance liabilities) are reported as assets in Amounts recoverable from reinsurers. Estimated reinsurance recoverables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts. See Note 10.

BENEFIT PLANS  The Company follows guidance which requires an employer on a prospective basis to recognize the funded status of its defined benefit pension and post retirement plans as an asset or liability in its consolidated balance sheet and to recognize changes in that funded status through comprehensive income in the year in which the changes occur. See Note 12.

CONTINGENCIES  Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. See Note 13.

RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS  Effective January 1, 2011 the Financial Accounting Standards Board (“FASB”) issued guidance clarifying that an insurance entity should not consider any separate account interests in an investment held for the benefit of policyholders to be the insurer’s interests, and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation, unless the separate account interests are held for a related party policyholder, whereby consolidation of such interests must be considered under applicable variable interest guidance. As the Company’s policies were in accordance with the guidance, there is no change to current accounting practice.

Page 12	The Penn Mutual Life Insurance Company

(In Thousands)

Effective January 1, 2010, the consolidation of variable interest entities (“VIEs”) is required when the entity has both (a) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (b) the obligation to absorb losses of the entity that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE. The Company invests in fixed maturity securities that are considered to be VIEs, such as mortgage-backed securities and asset-backed securities. The Company has not provided financial or other support with respect to these investments other than its original investment. For these investments, the Company determined it is not the primary beneficiary due to the relative size of the Company’s investment in comparison to the principal amount of the structured securities issued by the VIEs, the level of credit subordination which reduces the Company’s obligation to absorb losses or right to receive benefits and the Company’s inability to direct the activities that most significantly impact the economic performance of the VIEs, as applicable. The Company’s maximum exposure to loss on these investments is limited to the amount of the Company’s investment. For additional details about these investments, see Note 3.

Also effective January 1, 2010, the Company adopted new guidance that indefinitely defers the above changes relating to the Company’s interests in entities that have all the attributes of an investment company or for which it is industry practice to apply measurement principles for financial reporting that are consistent with those applied by an investment company. The Company applies measurement principles for financial reporting that are consistent with those applied by an investment company to the alternative asset portfolio, which is therefore included as part of the deferral.

FUTURE ADOPTION OF ACCOUNTING PRONOUNCEMENTS  Effective for 2012, the FASB issued guidance clarifying the definition of acquisition costs that are eligible for deferral. Acquisition costs are to include only those costs that are directly related to the successful acquisition or renewal of insurance contracts; incremental direct costs of contract acquisition that are incurred in transactions with either independent third parties or employees; and advertising costs meeting the capitalization criteria for direct-response advertising. The new guidance will result in a reduction of the capitalized acquisition expenses. The Company plans to apply the new guidance retrospectively to all prior periods presented in its consolidated financial statements for all insurance contracts. The Company expects that the effect upon adoption will be a reduction in DAC with a corresponding reduction to equity, on an after tax basis. In addition, the Company expects a reduction in prior period earnings as a result of applying the new guidance retrospectively. The Company continues to evaluate the impact of this guidance on its consolidated financial statements and related disclosures.

Effective for 2012, the FASB issued guidance requiring entities to present net income and other comprehensive income in either a single continuous statement or in two separate, but consecutive, statements of net income and other comprehensive income. This new standard does not have a financial impact.

Effective for 2012, the FASB issued guidance to simplify how entities test goodwill for impairment. The amendments in this standard permit an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test. This new standard is not expected to have a material effect on the Company’s financial statements.

Effective for 2012, the FASB issued guidance that clarifies and updates language in current GAAP guidance to more closely align with IFRS. The FASB does not intend for the new guidance to change current practice. Therefore, there will be no impact to the Company’s financial statements.

2011 Consolidated GAAP Financial Statements	Page 13

(In Thousands)

Note 3.  INVESTMENTS

AFS DEBT SECURITIES  AFS securities are carried at fair value. Amortized cost is net of $45,785 and $55,864 cumulative writedowns determined by management to be other than temporary declines in value of as of December 31, 2011 and 2010, respectively. The distribution of unrealized capital gains/(losses) on investments in AFS debt securities at December 31, 2011 and 2010 is presented below.

		Gross Unrealized Capital
	Amortized Cost	Gains	Losses	Non-credit Losses	Estimated Fair Value

December 31, 2011:
U.S. Treasury/Agency and Non-U.S. government securities	$526,187	$17,892	$812	$—	$543,267
States and political subdivisions	1,046,002	168,497	1,524	—	1,212,975
Corporate securities	3,373,425	600,611	7,422	64	3,966,550
Residential mortgage backed securities	1,218,630	48,883	3,425	615	1,263,473
Commercial mortgage backed securities	1,219,869	78,770	4,469	717	1,293,453
Asset-backed securities	326,452	35,811	7,047	2,787	352,429
Redeemable preferred stocks	22,906	1,788	241	—	24,453

Total AFS securities	$7,733,471	$952,252	$24,940	$4,183	$8,656,600

December 31, 2010:
U.S. Treasury/Agency and Non-U.S. government securities	$352,199	$4,076	$19,166	$—	$337,109
States and political subdivisions	1,037,656	6,794	18,403	—	1,026,047
Corporate securities	2,965,804	304,152	20,103	65	3,249,788
Residential mortgage backed securities	1,042,347	27,501	287	2,545	1,067,016
Commercial mortgage backed securities	1,237,437	84,222	1,201	889	1,319,569
Asset-backed securities	229,167	1,339	2,596	4,179	223,731
Redeemable preferred stocks	32,106	1,720	231	—	33,595

Total AFS securities	$6,896,716	$429,804	$61,987	$7,678	$7,256,855

U.S. Treasury/agency and non-U.S. government securities include $34,276 and $9,211 as of December 31, 2011 and 2010, respectively, of estimated fair value in securities that are pledged as collateral for futures contracts.

The amortized cost and estimated fair value of AFS securities as of December 31, 2011 and 2010 by contractual maturity is presented below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or repay obligations with or without call or prepayment penalties.

	2011		2010
	Amortized Cost	Fair Value	Amortized Cost	Fair Value

Due in one year or less	$136,788	$139,543	$78,878	$80,451
Due after one year through five years	624,587	681,084	710,350	756,751
Due after five years through ten years	729,012	845,061	885,418	993,836
Due after ten years	3,279,544	3,875,517	2,681,013	2,781,905
Residential mortgage backed securities(1)	1,234,320	1,281,215	1,042,347	1,067,016
Commercial mortgage backed securities	1,219,869	1,293,453	1,237,437	1,319,570
Asset-backed securities(1)	486,445	516,274	229,167	223,731
Redeemable preferred stocks	22,906	24,453	32,106	33,595

Total	$7,733,471	$8,656,600	$6,896,716	$7,256,855

(1)	Includes U.S. Treasury/Agency structured securities.

Page 14	The Penn Mutual Life Insurance Company

(In Thousands)

Mortgage and other asset-backed securities are presented separately in the maturity schedule due to the potential for prepayment. The weighted average life of these securities is estimated at 5.07 years.

Residential mortgage backed securities (“MBS”), Commercial MBS and Asset-backed securities follow a structured principal repayment schedule and 97.3% are of investment grade. Securities totaling $1,056,264 are rated AAA.

At December 31, 2011, the largest industry concentration of the Company’s portfolio was investments in electric utilities of $611,604 representing 7.1% of the total AFS portfolio.

Proceeds during 2011, 2010, and 2009 from sales of AFS securities were $1,503,310, $840,189, and $657,638, respectively. The gross gains realized on those sales were $40,556, $36,410, and $25,902 and the gross losses realized on those sales were $4,115, $9,620, and $19,656 during 2011, 2010, and 2009, respectively. During 2011, 2010, and 2009, the Company recognized investment losses of $11,826, $14,655, and $27,515, respectively, related to impairment of AFS securities.

The Company’s investment portfolio of AFS securities is predominantly comprised of investment grade securities. At December 31, 2011 and 2010, AFS securities with fair value totaling $180,054 and $198,597, respectively, were less than investment grade. At December 31, 2011 and 2010, there was one security totaling $3,950 and one security totaling $490 to be restructured pursuant to commenced negotiations, respectively.

The Company accrues interest income on debt securities to the extent it is deemed collectible and the security continues to perform under its original contractual terms.

Management has determined that the unrealized capital losses on the Company’s investments in equity and debt securities at December 31, 2011 are temporary in nature. For further discussion on how the Company evaluates the impairment of debt and equity securities, see Note 2.

Credit Loss Rollforward — Rollforward of the Cumulative Credit Loss Component of OTTI Loss Recognized in Earnings on Fixed Maturity Securities Still Held for Which a Portion of the OTTI Loss was Recognized in Other Comprehensive Loss

As of December 31,	2011	2010

Balance, beginning of period	$34,453	$24,756
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(10,824)	(1,303)
Credit loss impairments previously recognized on securities impaired to fair value during the period	(131)	—
Credit loss impairment recognized in the current period on securities not previously impaired	3,748	5,261
Additional credit loss impairments recognized in the current period on securities previously impaired	2,024	5,739

Balance, end of period	$29,270	$34,453

2011 Consolidated GAAP Financial Statements	Page 15

(In Thousands)

The following tables present the gross unrealized capital losses and fair values for AFS securities with unrealized capital losses that are deemed to be only temporarily impaired, aggregated by investment category and length of time that individual securities have been in an unrealized capital loss position, at December 31, 2011 and 2010, respectively:

	Less than 12 months		Greater than 12 Months		Total
	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses

December 31, 2011:
U.S Treasury/Agency and non-U.S. government securities	$77,160	$792	$806	$20	$77,966	$812
States and political subdivisions	—	—	6,601	1,524	6,601	1,524
Corporate securities	88,116	4,071	35,311	5,615	123,427	9,686
Residential MBS	435,230	2,785	2,856	1,255	438,086	4,040
Commercial MBS	99,874	4,159	5,073	1,027	104,947	5,186
Asset-backed securities	27,447	2,848	39,925	4,786	67,372	7,634
Redeemable preferred stocks	1,046	229	2,463	12	3,509	241

Total AFS securities	$728,873	$14,884	$93,035	$14,239	$821,908	$29,123

	Less than 12 months		12 Months or longer		Total
	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses

December 31, 2010:
U.S Treasury/Agency and non-U.S. government securities	$226,394	$19,166	$—	$—	$226,394	$19,166
States and political subdivisions	605,919	18,082	8,054	321	613,973	18,403
Corporate securities	321,598	11,958	62,708	8,210	384,306	20,168
Residential MBS	88,931	1,378	44,734	1,454	133,665	2,832
Commercial MBS	2,824	129	22,829	1,961	25,653	2,090
Asset-backed securities	76,172	1,279	77,483	5,496	153,655	6,775
Redeemable preferred stocks	74	1	12,645	230	12,719	231

Total AFS securities	$1,321,912	$51,993	$228,453	$17,672	$1,550,365	$69,665

AFS securities that were in an unrealized capital loss position less than twelve months at December 31, 2011, totaled 51% of the Company’s total AFS securities’ unrealized capital loss, and securities in an unrealized capital loss position greater than twelve months totaled 49% of the Company’s total AFS securities unrealized capital loss. Of the total amount of securities unrealized capital losses, $18,353 or 63% is related to unrealized capital losses on investment grade securities. Unrealized capital losses on AFS securities with a rating below investment grade represent $10,770 or 37% of the Company’s total AFS securities unrealized capital losses. The decrease in the number of securities with fair values below amortized cost and in the amount of unrealized capital losses is related to the decline in the interest rate environment.

U.S. Treasury/Agency and Non-U.S. Government Securities.  Unrealized capital losses on the Company’s investments in U.S. Treasury/Agency and Non-U.S. government securities were $812 or 3% of the total unrealized capital losses for debt securities. These were spread over six securities and the decline in value was caused by interest rate increases. The contractual terms of these investments are guaranteed by the full faith and credit of the U.S. and foreign governments.

Page 16	The Penn Mutual Life Insurance Company

(In Thousands)

States and Political Subdivisions.  Unrealized losses on the Company’s investments in states and political subdivisions were $1,524 or 5% of the Company’s unrealized losses for debt securities. These were spread over 25 securities and the decline in value was caused by the combination of rising treasury yields and rising taxable municipal spreads relative to treasuries. Additionally, significant issuances in the taxable municipals market during the fourth quarter of 2011 also contributed to the spread widening.

Corporate Securities.  Unrealized capital losses on corporate securities were $9,686 or 34% of the total unrealized capital losses for debt securities. The amount of unrealized capital losses on the Company’s investment in corporate securities is spread over 34 individual securities with varying interest rates and maturities. Unrealized capital losses for Corporate securities with a fair value below 80% of the security’s amortized cost totaled $3,762 or 39% of the total unrealized capital losses for corporate securities. Corporate spreads tightened significantly due to an improvement in overall economic conditions and an accompanying improvement in capital markets liquidity and corporate fundamentals. The largest sector with unrealized capital losses on securities with a fair value below 80% of the security’s amortized cost was communications.

Residential and Commercial Mortgage-Backed Securities.  Unrealized capital losses on mortgage-backed securities were $9,226 or 32% of the total unrealized capital losses for debt securities. The amount of unrealized capital losses on the Company’s investment in mortgage-backed securities was due to elevated risk premium in the market and lower than expected collateral performance, which management believes is recoverable. These losses were spread across approximately 55 fixed and variable rate securities, 98% of which are investment grade. Mortgage-backed securities that were priced below 80% of the security’s amortized cost represented $1,444 or 5% of total unrealized capital losses on mortgage-backed securities. Management believes the collateral is sufficient to recover amortized cost. The Company measures its mortgage-backed portfolio for impairments based on the security’s credit rating and whether the security has an unrealized capital loss. The Company also evaluates these securities for other than temporary impairments based on facts and circumstances, even if there has been no negative change in estimated future cash flows.

Asset-Backed Securities.  Unrealized capital losses on asset-backed securities were $7,634 or 26% of the total unrealized capital losses for debt securities. The unrealized capital losses on these investments are largely related to the relative liquidity in the marketplace for these types of securities. These capital losses are spread across approximately 21 securities. The Company measures its asset-backed portfolio for impairments based on the security’s credit rating and whether the security has an unrealized capital loss. The Company also evaluates these securities for other than temporary impairments based on facts and circumstances, even if there has been no negative change in estimated future cash flows. Asset-backed securities that were priced below 80% of the security’s amortized cost represented $3,227 or 42% of the total unrealized capital losses for asset-backed securities.

The following table sets forth the reclassification adjustment which identifies those items in comprehensive income that are included as part of net income for a period that also had been part of other comprehensive income in earlier periods:

Reclassification Adjustments	2011	2010	2009

Unrealized capital holding gains arising during period, net of taxes	$316,789	$131,802	$312,964
Reclassification adjustment for (gains)/losses included in net income	(8,186)	5,796	13,862

Unrealized capital gains on investments, net of reclassification adjustment	$308,603	$137,598	$326,826

Reclassification adjustments reported in the above table for the years ended December 31, 2011, 2010, and 2009 are net of income tax expense/(benefit) of $4,408, $(3,121), and (7,465), respectively, and $2,823, $(2,257), and $(4,974), respectively, relating to the effects of such amounts on DAC.

EQUITY SECURITIES  During 2011, 2010, and 2009, the proceeds from sales of unaffiliated equity securities amounted to $2,822, $1,161, and $42, respectively, with no related realized gains on those sales. The gross losses realized on those sales were $364, $101, and $3, for 2011, 2010, and 2009, respectively.

2011 Consolidated GAAP Financial Statements	Page 17

(In Thousands)

Unaffiliated equity securities had gross unrealized capital losses of $1,142 and $4,597 as of December 31, 2011 and 2010, respectively.

During 2011, 2010, and 2009, the proceeds from sales of affiliated equity securities were $0, $21,955, and $400, respectively. Affiliated equity securities had gross unrealized capital gains of $0 as of December 31, 2011 and gross unrealized capital losses of $1,652 as of December 31, 2010.

ALTERNATIVE ASSETS  The following table presents the Company’s Alternative assets portfolio:

	Carrying Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period

December 31, 2011
Venture capital	$78,489	$87,807
MBO	51,143	28,457
Distressed	39,976	32,583
Real asset	39,037	30,067
Mezzanine	28,253	25,960
Hedge	32,506	—
Infrastructure*	20,950	373	Semi-annually	30 days
Secondaries	6,001	2,286
Fund of funds	4,313	1,161
Senior Mezzanine	2,471	6,990

Total Alternative Assets	$303,139	$215,684

*	Redemption option only applies to one infrastructure fund (Value = $7,959; Unfunded Commitment = $0)

The investment values are provided per the funds’ capital statements. Significant events that have occurred since the date the values were calculated have been reviewed but are deemed as not being significant. With exception of two open-ended investments within the portfolio, the Company’s interest cannot be redeemed. Instead, distributions from each fund are received through the liquidation of the underlying assets, which flow through the Consolidated Statements of Income.

Venture capital  includes several venture capital funds that make investments in life science and information technology companies. The geographic focus is primarily U.S. with some focus in Canada. Venture capital funds exposure (unfunded commitments + carrying value) is 32%, which is the largest for the Alternative assets portfolio.

Distressed  includes several funds that invest in companies that are in financial distress and/or are undervalued due to discrete extraordinary events. Some of the funds within this category also invests in publicly traded and privately held securities, derivatives and other instruments, primarily in the mortgage, asset-backed, commercial mortgage-backed and related markets. Investments within this category are made on a global basis. Distressed asset funds exposure (unfunded commitments + carrying value) is 14% of the Alternative assets portfolio.

MBO  includes several lower middle market management buyout funds (“MBO”) that take controlling positions and work with management to create value. These MBO funds concentrate on the following industries: consumer, healthcare, media, manufacturing and industrial services. The geographic focus is primarily U.S. with some exposure in Europe. MBO asset funds exposure (unfunded commitments + carrying value) is 16% of the Alternative assets portfolio.

Real asset  includes investments that focus on energy, timber and real estate. The energy funds concentrate on the acquisition and exploration of oil and gas production in North America. They also consider investments in gathering and processing, energy service and other energy related sector. The timber funds include primarily US timberland properties diversified by geography, age and species. The portfolio also includes one real estate fund that purchases participating and non-participating mezzanine loans, mortgages, preferred equity and related

Page 18	The Penn Mutual Life Insurance Company

(In Thousands)

investments in smaller and mid size commercial real estate projects located throughout the United States. Real Asset funds exposure relative to the total Alternative asset portfolio for each of these sectors is 8% for energy, 5% for timber and less than 1% for real estate.

Mezzanine  includes investments made in mezzanine securities and middle market companies involved in leveraged transactions. Many of the partnerships within this sector consider an array of investment opportunities but there is some concentration on media companies. The geographic focus is primarily North America and Europe. Mezzanine exposure (unfunded commitments + carrying value) is 9% of the Alternative asset portfolio.

Infrastructure  includes three funds. Some of the assets include toll roads, bridges, pipelines, airports, communication assets and water-waste related assets. One of the funds is open-ended and therefore can be redeemed. Any repurchase of the Company’s interest completed within four years after the final drawdown date is made at 94% of Offering NAV per interest. After four years, repurchase is made at 100% of NAV per interest. Infrastructure exposure (unfunded commitments + carrying value) is 4% of the Alternative asset portfolio.

Global macro hedge  includes two global macro hedge funds in which the Company invests in Class B shares of common stock. The investment strategy is an opportunistic style with the flexibility to establish long, short, or spread positions within the following areas: currency, credit market, credit market spreads, emerging markets, and the equity and copper markets. A shareholder may redeem shares as of the close of business on the last trading day of any upcoming month provided that prior written notice is received by the administrator on the fifth business day prior to the relevant dealing day. Shares are redeemed at the net asset value of the Company as of the redemption date. Hedge fund exposure (unfunded commitments + carrying value) is 6% of the Alternative asset portfolio.

Fund of funds  primarily focuses on global investments in private equity, co-investments and secondary market purchases of interests in private equity funds. Fund of funds exposure (unfunded commitments + carrying value) is 1% of the Alternative asset portfolio.

Secondaries  includes two investments in secondaries. The primary purpose of the first investment is to acquire equity and equity-related securities in venture-backed companies and interests in venture capital investment funds. The firm is located in San Francisco and over 50% of its invested capital is in the Silicon Valley. The second investment considers opportunities on a global basis and across all sectors of the private equity market. The Fund invests its capital principally in LP Secondaries, Synthetic Secondaries and Alternative Investments. Secondary exposure (unfunded commitments + carrying value) is 2% of the Alternative asset portfolio.

Net unrealized investment capital gains/(losses) on alternative assets that were classified as investment income aggregated $(7,637), $11,691, and $(23,508) for the years ended December 31, 2011, 2010, and 2009, respectively. Net unrealized investment capital losses classified as net investment losses were $(180), $(935), and $(656) for the years ended December 31, 2011, 2010, and 2009, respectively. The Company also recognized capital losses of $14 and $8 on closed partnerships in 2011 and 2010, respectively.

OTHER INVESTED ASSETS  The components of other invested assets as of December 31, 2011 and 2010 were as follows:

	2011	2010

Derivatives	$32,590	$2,462
Low income housing tax credits	96,899	49,653
Annuity contract	50,031	48,888
Other	3,283	2,690

Total other invested assets	$182,803	$103,693

Refer to Note 4 for discussion on Derivatives.

The Company invests in LIHTC investments, which generate tax credits for investing in affordable housing projects. Investors in entities operating qualified affordable housing projects receive tax benefits in the form of tax

2011 Consolidated GAAP Financial Statements	Page 19

(In Thousands)

deductions from operating losses and tax credits. The Company has unexpired tax credits relating to these investments with remaining lives ranging between 12-13 years and required holding periods for its LIHTC investments between 16-17 years.

The Company has no LIHTC properties under regulatory review at December 31, 2011. Impairment is determined by comparing the book value of the investment with the present value of future tax benefits. The investment is written down if the book value is higher than the present value and the write-down is accounted for as a realized loss. There were no impairments for 2011. There were no write-downs due to forfeiture of ineligibility.

The Company maintains an investment in a fixed rate annuity contract consisting of five subaccounts. The interest rate on each subaccount resets every five years and the amounts may be withdrawn at any time subject to the provisions of the contract. The Company elected to not renew a subaccount on January 31, 2012 and withdrew approximately $11,000.

RESTRICTED ASSETS AND SPECIAL DEPOSITS  Assets of $8,286 and $7,247 at December 31, 2011 and 2010, respectively, were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included within invested assets in the accompanying Consolidated Balance Sheets.

NET INVESTMENT INCOME  The components of net investment income are summarized as follows:

YEARS ENDED DECEMBER 31,	2011	2010	2009

AFS securities	$404,500	$356,348	$339,825
Equity securities	126	—	1
Policy loans	38,333	37,664	37,971
Short-term investments	28	342	673
Alternative Assets	19,886	27,048	(19,869)
Other invested assets	6,946	7,821	18,548
Other investment income	120	94	888

Gross investment income	469,939	429,317	378,037

Less: Investment expense	19,113	9,510	8,493

Net investment income	$450,826	$419,807	$369,544

NET INVESTMENT GAINS/(LOSSES)  The components of net investment gains/(losses) on investments were as follows:

YEARS ENDED DECEMBER 31,	2011	2010	2009

AFS securities	$24,615	$13,469	$(22,123)
Trading securities	20,729	13,366	19,012
Equity securities and short-term Investments	2,125	1,486	64
Alternative assets, other invested assets, and equity	(36,830)	(1,258)	(21,815)
Amortization of deferred acquisition costs	(2,268)	(4,677)	3,110
Deferred compensation plans and other assets	(1,165)	5,202	7,962

Net investment gains/(losses)	$7,205	$27,588	$(13,790)

Note 4.  DERIVATIVES

The Company utilizes derivatives to achieve its risk management goals. Exposure to risk is monitored and analyzed as part of the Company’s asset/liability management process, which focuses on risks that impact liquidity, capital, and income. The Company may enter into derivative transactions to hedge exposure to interest rate, credit, liability, currency, and cash flow risks. The Company may use forward contracts, swaps, futures, options, swaptions, caps, floors, collars and options on futures to hedge these risks.

Page 20	The Penn Mutual Life Insurance Company

(In Thousands)

When entering into a derivative transaction, there are several risks, including but not limited to basis risk, credit risk, and market risk. Basis risk is the exposure to loss from imperfectly matched positions, and is monitored and minimized by modifying or terminating the transaction. Credit risk is the exposure to loss as a result of default or a decline in credit rating of a counterparty. Credit risk is addressed by establishing and monitoring guidelines on the amount of exposure to any particular counterparty. Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. The Company manages the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken. Also, the Company requires that an International Swaps and Derivatives Association Master agreement govern all Over-the-Counter (“OTC”) derivative contracts.

The following table presents the notional and fair values of derivative financial instruments. Fair values showing a gain are reported in Other invested assets. Fair values showing a loss are reported in Other liabilities.

Derivative Instruments Designated and Qualifying as Hedging Instruments

YEARS ENDED DECEMBER 31,	2011				2010
		Notional Value	Fair Value			Notional Value	Fair Value
	Number		Gain	(Loss)	Number		Gain	(Loss)

Cash Flow Hedges:
Interest rate swaps	2	$130,000	$1,872	$—	2	$130,000	$1,861	$—

Total designated and qualifying hedges	2	$130,000	$1,872	$—	2	$130,000	$1,861	$—

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

YEARS ENDED DECEMBER 31,	2011				2010
		Notional Value	Fair Value			Notional Value	Fair Value
	Number		Gain	(Loss)	Number		Gain		(Loss)

Interest rate futures	—	$—	$—	$—	2,876	$348,764	$		$(9,685)
Interest rate caps	2	200,000	23	—	2	200,000		600	—
Credit default swaps	2	9,000	—	(466)	2	9,000		—	(797)
Equity future	5,797	374,293	2,813	(6,133)	3,323	221,696		—	(4,693)
Foreign Currency
Forward	1	23,188	939	—	—	—		—	—
Interest Rate Swap	4	383,000	18,103	—	—	—		—	—
Equity options	17	291,000	8,840	—	—	—		—	—

Total not designated and not qualifying as hedges	5,823	$1,280,481	$30,718	$(6,599)	6,203	$779,460		$600	$(15,175)

The following table presents the components of OCI, before income tax, related to cash flow hedges:

YEARS ENDED DECEMBER 31,	2011	2010

Other comprehensive income, beginning of period	$4,018	$5,434
Losses deferred in OCI on the effective portion of cash flow hedges	50	(911)
Amounts reclassified to net investment gains	(1,098)	(505)

Other comprehensive income, end of period	$2,970	$4,018

2011 Consolidated GAAP Financial Statements	Page 21

(In Thousands)

The OCI offset is reported within net investment income on the Consolidated Statements of Income.

The impact of derivative instruments reported on the Consolidated Statements of Income in net investment gains/(losses) is reported in the tables below:

Derivative Instruments Designated and Qualifying as Hedging Instruments

YEARS ENDED DECEMBER 31,	2011		2010
	Net Investment Income	Net Investment Gains/(Losses)	Net Investment Income	Net Investment Gains/(Losses)

Cash Flow Hedges:
Interest rate swaps	$1,644	$1,059	$6,916	$743

Total qualifying hedges	$1,644	$1,059	$6,916	$743

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

YEARS ENDED DECEMBER 31,	2011		2010
	Net Investment Income	Net Investment Gains/(Losses)	Net Investment Income	Net Investment Gains/(Losses)

Interest rate futures	$—	$(6,393)	$—	$1,901
Interest rate caps	—	(578)	—	(1,467)
Credit Default Swaps	(347)	331	(376)	424
Equity futures	—	(17,549)	—	(40,923)
Equity options	—	9,182	—	30,423
Foreign currency forward	—	939	—	—
Interest Rate Swaps	7,174	65,744	—	—

Total nonqualifying hedges	$6,827	$51,676	$(376)	$(9,642)

Derivative Instruments Designated and Qualifying as Cash Flow Hedges

The Company has entered into interest rate swaps that qualify for hedge accounting. These have been designated as cash flow hedges of cashflows related to variable rate securities. These interest rate swaps are used to reduce market risks from changes in interest rates. The net receipts/payments from these interest rate swaps are recorded on the Company’s Consolidated Statements of Income as reported in the table above.

The Company’s cash flow hedges include hedges of floating rate securities. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excluded amounts relating to risks other than exposure to the benchmark interest rate. Derivative instruments used in cash flow hedges that meet the criteria of a highly effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability.

The effective portion of the cash flow hedges recorded in other comprehensive income was $2,970 and $4,018 at December 31, 2011 and 2010, respectively. The ineffective portion of the cash flow hedges recorded as a net investment gain/(loss) was $(39) and $238 as of December 31, 2011 and 2010, respectively.

The Company de-designated a $200,000 notional interest rate swap that had been designated as a three-year cash flow hedge of fixed income securities in 2008. Of the $2,943 that was recorded in OCI as of December 31, 2008, $425 was reclassified to net investment income as of December 31, 2010.

During the years ending December 31, 2011, 2010, and 2009, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted.

Page 22	The Penn Mutual Life Insurance Company

(In Thousands)

Derivative Instruments Designated and Qualifying as Fair Value Hedges

For fair value hedges, changes in the fair value of derivatives are reported in a manner that is consistent with the hedged asset or liability.

In 2008 the Company entered into interest futures that qualified for hedge accounting. These were designated as fair value hedges of fixed income securities in the investment portfolio. The futures were used to hedge the risk of a decline in the fair value of corporate bond securities due to an increase in interest rates. The Company closed the futures in 2009 and recognized a realized capital gain of $1,660. For fair value hedges, all components of each derivative’s gain or loss were included in the assessment of hedge ineffectiveness. The Company recognized net investment (losses)/gains of $(1,366) in 2009 related to the ineffectiveness of its fair value hedges.

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

The Company enters into interest rate caps, interest rate and equity futures, credit default swaps, forward contracts and put options that do not qualify for hedge accounting.

These instruments are carried at fair value. Instruments with a positive fair value are reported in Other invested assets. Instruments with a negative fair value are reported in Other liabilities. The Company’s use of interest rate caps is designed to manage risk associated with rising interest rates. Credit default swaps protect the Company from a decline in credit quality of a specified security resulting in bankruptcy or the failure to pay. The Company uses “to be announced” forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. Foreign currency forwards are used to hedge the risk embedded in the Company’s investment in Euro-denominated alternative assets.

The Company offers a variety of variable annuity programs with guaranteed minimum balance or guaranteed withdrawal benefits. The contractholders may elect to invest in equity funds. Adverse changes in the equity markets expose the company to losses if the changes result in contractholder’s account balances falling below the guaranteed minimum. To mitigate the risk associated with these liabilities, the Company enters into interest and equity futures and put options. The changes in value of the futures and options will offset a portion of the changes in the annuity accounts relative to changes in the equity market.

The Company offers Indexed Universal Life products which have an embedded option with guaranteed returns. The Company uses call spread options for protection from rising equity levels and rising volatility. During 2011 the Company realized losses related to investments in call spread options of $1,467, which are recorded in operating income.

During 2010, the Company closed one credit default swap with a notional value of $5,000 and recognized a realized gain of $558 in net investment gains.

CREDIT RISK

The Company is exposed to credit related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to threshold and minimum transfer amounts that are functions of the counterparty’s credit rating. Additionally, the agreements with the counterparties allow for contracts in a positive position to be offset by contracts in a negative position. This right of offset, combined with the collateral obtained from counterparties, reduces the Company’s exposure. Cash of $30,470 and $1,850 were held at December 31, 2011 and 2010, respectively. The cash received is invested in an interest bearing money market fund and is reflected as a short-term investment. Cash of $510 was posted with a counterparty on a credit default swap position as of December 31, 2010.

As of December 31, 2011 and 2010, the Company pledged collateral for futures contracts of $34,276 and $9,211, respectively. Notional or contractual amounts of derivative financial instruments provide a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments.

2011 Consolidated GAAP Financial Statements	Page 23

(In Thousands)

At December 31, 2011 and 2010, the Company maintained claims related to certain derivatives associated with the bankruptcy of Lehman Brother Holdings, Inc. in 2008. The recoverability of the claim has been determined to be 50% and is being carried at a value of $7,195.

Note 5.  FAIR VALUE OF FINANCIAL INSTRUMENTS

FAIR VALUE MEASUREMENT  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. The inputs to valuation techniques used to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value measurement. The Company has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1	Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers. iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2	Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. In circumstances where prices from pricing services are reviewed for reasonability but cannot be validated to observable market data as noted above, these security values are recorded in Level 3 in the Company’s fair value hierarchy.

Level 3	Fair value is based on significant inputs that are unobservable for the asset or liability. These inputs reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Prices may also be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on the Company’s understanding of the market.

The determination of fair value, which for certain assets and liabilities is dependent on the application of estimates and assumptions, can have a significant impact on the Company’s results of operations. The following sections describe the key estimates and assumptions surrounding certain assets and liabilities, measured at fair value on a recurring basis, that could have a significant impact on the Company’s results of operations or involve the use of significant unobservable inputs.

AFS SECURITIES  The fair values of the Company’s debt securities are generally based on quoted market prices or prices obtained from independent pricing services. In order to validate reasonability, prices are reviewed by internal investment professionals through comparison with directly observed recent market trades or comparison of all significant inputs used by the pricing service to the Company’s observations of those inputs in the market. Consistent with the fair value hierarchy described above, securities with quoted market prices or validated quotes from pricing services are generally reflected within Level 2. Inputs considered to be standard for valuations by the independent pricing service are: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data and industry and economic events. In circumstances where prices from pricing services are reviewed for reasonability but cannot be validated to observable market data as noted above, these security values are recorded in Level 3 in the Company’s fair value hierarchy.

Page 24	The Penn Mutual Life Insurance Company

(In Thousands)

In circumstances where market data such as quoted market prices or vendor pricing is not available, internal estimates based on significant observable inputs are used to determine fair value. This category also includes fixed income securities priced internally. Inputs considered are: public debt, industrial comparables, underlying assets, credit ratings, yield curves, type of deal structure, collateral performance, loan characteristics and various indices. Also included in Level 2 are private placement securities. There are several private placement bonds that are priced externally. Inputs considered are: public corporate bond spreads, industry sectors, average life, internal ratings, security structure and yield curves. If the discounted cash flow model incorporates significant unobservable inputs, these securities would be reflected within Level 3 in the Company’s fair value hierarchy.

In circumstances where significant observable inputs are not available, estimated fair value is calculated internally by using unobservable inputs. These inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset, and are therefore included in Level 3 in the Company’s fair value hierarchy. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security.

The Company’s Level 3 debt securities generally include certain public debt securities and distressed private debt securities priced internally based on observable and unobservable inputs. Under certain conditions, the Company may conclude pricing information received from third party pricing services is not reflective of market activity and may over-ride that information with an internally developed valuation. As of December 31, 2011 and 2010, such over-rides in aggregate were not material. Significant inputs used include: issue specific credit adjustments, management judgment, estimation of future earnings and cash flows, default rate assumptions and non-binding quotes from market makers. These inputs are usually considered unobservable, as not all market participants will have access to this data.

TRADING SECURITIES  The fair values of most publicly traded securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the Company’s fair value hierarchy. Level 2 securities include those not actively traded and priced based on similar assets traded in active markets and securities where the fair value is based on vendor prices. All other securities are priced as Level 3.

EQUITY SECURITIES  Equity securities consist principally of investments in common and preferred stock of publicly traded companies, as well as common stock mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the Company’s fair value hierarchy. The fair values of common stock mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the Company’s fair value hierarchy. The fair values of preferred equity securities are based on prices obtained from independent pricing services and, in order to validate reasonability, are compared with recent market trades we have directly observed. Accordingly, these securities are classified within Level 2 in the Company’s fair value hierarchy.

SHORT-TERM INVESTMENTS  Short-term investments consist of money market funds carried at Level 1 and short term debt securities carried at Level 2.

OTHER INVESTED ASSETS  Derivatives with a positive fair value are recorded as Other invested assets. Derivatives with a negative fair value are recorded as Other liabilities. The fair values of derivative contracts are determined based on quoted prices in active exchanges or prices provided by counterparty utilizing valuation models. The fair values of derivative contracts can be affected by changes in interest rates, credit spreads, market volatility, expected returns and liquidity as well as other factors. In order to validate reasonability, prices are reviewed by internal investment professionals through comparison with directly observed recent market trades or comparison of all significant inputs used in broker quotes to the Company’s observations of those inputs in the market. Fair values can also be affected by changes in estimates and assumptions including those related to counterparty behavior used in valuation models.

The Company’s exchange traded futures include index futures. Exchange traded futures and exchange traded put options are valued using quoted prices in active markets and are classified within Level 1 in the Company’s fair value hierarchy. The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the Company’s fair value hierarchy. These investments include: interest rate swaps,

2011 Consolidated GAAP Financial Statements	Page 25

(In Thousands)

interest rate caps and put options. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, broker-dealer quotations, third-party pricing vendors and/or recent trading activity.

SEPARATE ACCOUNT ASSETS  Separate Account assets primarily consist of mutual funds. The fair value of mutual funds is based upon quoted prices in an active market, resulting in classification in Level 1.

VARIABLE ANNUITY LIVING BENEFIT RIDERS  The Company’s liability for future policy benefits includes general account liabilities for guarantees on variable annuity contracts, including GMAB and GMWB. These benefits are accounted for as embedded derivatives and are carried at fair value with changes in fair value included in net investment gains/(losses).

The fair values of the GMAB and GMWB liabilities are calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. The expected cash flows are discounted using appropriate rates that take into consideration the Company’s own risk of nonperformance. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models. Significant inputs to these models include capital market assumptions, such as interest rates and equity market assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed regularly, and updated based upon historical experience and give consideration to any observable market data, including market transactions such as acquisitions and reinsurance transactions. Since many of the assumptions utilized are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy. During 2011, the assumptions that were reviewed and updated included the mortality rates and partial withdrawal rates. These assumption changes resulted in a $31,664 million decrease to reserve.

INDEXED UNIVERSAL LIFE CONTRACTS  The Company’s liability for future policy benefits includes general account liabilities for interest credits indexed to the S&P 500 in excess of the guaranteed rates on indexed universal life contracts. These benefits are accounted for as embedded derivatives and are carried at fair value with changes in fair value included in operating earnings.

Page 26	The Penn Mutual Life Insurance Company

(In Thousands)

Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following table presents the financial instruments carried at fair value as of December 31, 2011, by caption on the Consolidated Balance Sheet and by valuation hierarchy (as described above).

	FV Level 1	FV Level 2	FV Level 3	Total

Assets:
AFS Securities:
U.S Treasury/Agency and non- U.S. government securities	$174,278	$368,989	$—	$543,267
States and political subdivisions	—	1,206,374	6,601	1,212,975
Corporate securities	—	3,964,350	—	3,964,350
Residential MBS	—	1,263,473	—	1,263,473
Commercial MBS	—	1,293,453	—	1,293,453
Asset-backed securities	—	354,426	203	354,629
Redeemable preferred stocks	—	21,517	2,936	24,453

Total AFS Securities	174,278	8,472,582	9,740	8,656,600
Trading securities	5,346	117,610	799	123,755
Equity securities	11,363	—	—	11,363
Short-term investments	29,751	—	—	29,751
Other invested assets	2,813	29,777	—	32,590

Total investments	223,551	8,619,969	10,539	8,854,059
Separate account assets(1)	4,640,495	—	—	4,640,495

Total assets	$4,864,046	$8,619,969	$10,539	$13,494,554

Liabilities:
Derivatives	$(6,133)	$(466)	$—	$(6,599)
Future policy benefits	—	—	(137,009)	(137,009)
Securities sold not purchased	(10,720)	(3,823)	—	(14,543)

Total Liabilities	$(16,853)	$(4,289)	$(137,009)	$(158,151)

(1)	Separate account assets represent segregated funds that are invested for certain customers. Investment risk associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Balance Sheets.

2011 Consolidated GAAP Financial Statements	Page 27

(In Thousands)

The following table presents the financial instruments carried at fair value as of December 31, 2010, by caption on the Consolidated Balance Sheet and by valuation hierarchy (as described above).

	FV Level 1	FV Level 2	FV Level 3	Total

Assets:
AFS Securities:
U.S Treasury/Agency and non- U.S. government securities	$201,444	$135,664	$—	$337,108
States and political subdivisions	—	1,017,993	8,054	1,026,047
Corporate securities	—	3,249,548	240	3,249,788
Residential MBS	—	1,067,016	—	1,067,016
Commercial MBS	—	1,319,570	—	1,319,570
Asset-backed securities	—	223,731	—	223,731
Redeemable preferred stocks	—	21,633	11,962	33,595

Total AFS Securities	201,444	7,035,155	20,256	7,256,855
Trading securities	3,988	178,310	3,050	185,348
Equity securities	13,015	—	—	13,015
Short-term investments	27,102	—	—	27,102
Other invested assets	—	2,462	—	2,462

Total investments	245,549	7,215,927	23,306	7,484,782
Separate account assets(1)	4,532,892	—	—	4,532,892

Total assets	$4,778,441	$7,215,927	$23,306	$12,017,674

Liabilities:
Derivatives	$(14,378)	$(797)	$—	$(15,175)
Future policy benefits	—	—	(51,310)	(51,310)
Securities sold not purchased	(15,517)	(3,543)	—	(19,060)

Total Liabilities	$(29,895)	$(4,340)	$(51,310)	$(85,545)

(1)	Separate account assets represent segregated funds that are invested for certain customers. Investment risk associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Balance Sheets.

SIGNIFICANT TRANSFERS BETWEEN LEVEL 1 AND LEVEL 2  There were no significant transfers between Level 1 and Level 2.

CHANGES IN LEVEL 3 RECURRING FAIR VALUE MEASUREMENTS  The tables below include a rollforward of the balance sheet amounts for the years ended December 31, 2011 and 2010 (including the change in fair value), for financial instruments classified by the Company within Level 3 of the valuation hierarchy. When a determination is made to classify a financial instrument within Level 3, the determination is based upon the significance of the unobservable parameters to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable or Level 3 components, observable components (that is, components that are actively quoted and can be validated to external sources); accordingly, the gains and losses in the table below include changes in fair value due in part to observable factors that are part of the valuation methodology. Also, the Company manages the risk of the observable components of Level 3 financial instruments using securities and derivative positions that are classified within Level 1 or 2 of the valuation hierarchy; as these Level 1 and Level 2 risk management instruments are not included below, the gains or losses in the tables do not reflect the effect of the Company’s risk management activities related to such Level 3 instruments.

Page 28	The Penn Mutual Life Insurance Company

(In Thousands)

	States and Political Sub- Divisions(1,2,3)	Corporate Securities(1,2,3,4)	Asset-Backed Securities(1,2,3,4)	Redeemable Preferred Stock(1,2,3)	Trading Securities	Total Assets	Future Policy Benefit — Total Liabilities

Balance January 1, 2011	$8,054	$—	$240	$11,962	$3,050	$23,306	(51,310)
Transfers in	—	—	—	—	—	—	—
Transfers out	—	—	—	—	(123)	(123)	—
Total gains or losses (realized/unrealized) included in:
Income	—	—	—	—	—	—	(87,473)
OCI	(1,203)	—	(37)	174	113	(953)	—
Amortization/Accretion	—	—	—	—	—	—	—
Purchases, Sales
Purchases	—	—	—	—	46	46	1,774
Sales	(250)	—	—	(9,200)	(2,287)	(11,737)	—

Balance December 31, 2011	$6,601	$—	$203	$2,936	$799	$10,539	$(137,009)

	States and Political Sub- Divisions(1,2,3)	Corporate Securities(1,2,3)	Asset-Backed Securities(1,2,3)	Redeemable Preferred Stock(1,2,3)	Trading Securities	Total Assets	Future Policy Benefit — Total Liabilities

Balance January 1, 2010	$11,046	$528	$3,680	$23,457	$4,050	$42,761	$(51,032)
Transfers in	—	—	—	—	—	—	—
Transfers out	—	—	(3,680)	—	—	(3,680)	—
Total gains or losses (realized/unrealized) included in:
Income	—	70	—	—	—	70	(1,475)
OCI	(268)	(8)	—	281	23	28	—
Amortization/Accretion	—	—	—	—	—	—	—
Purchases, Sales
Purchases	—	—	—	—	—	—	1,197
Sales	(2,724)	(350)	—	(11,776)	(1,023)	(15,873)	—

Balance December 31, 2010	$8,054	$240	$—	$11,962	$3,050	$23,306	$(51,310)

(1)	Total gains/(losses) included in earnings are reported as net investment gains/(losses)
(2)	Amortization/accretion is reported as net investment income
(3)	Total gains/(losses) included in other comprehensive income are reported as net investment gains/(losses)
(4)	Regulatory reclassification of asset backed securities effective January 1, 2011.

Consolidated GAAP Financial Statements	Page 29

(In Thousands)

The AFS securities transferred out of Level 3 in 2010 were the result of the pricing service now being able to provide pricing on specific securities.

Fair value for index credits in excess of guaranteed rates in indexed universal life contracts were transferred into Level 3 since fair value calculations rely on certain unobservable inputs, such as the Company’s experience assumptions.

The following table summarizes the total gains or losses included in earnings that are attributable to unrealized capital gains/(losses) for Level 3 assets and liabilities still held at December 31, 2011:

	Trading Securities — Total Assets	Future Policy Benefit — Total Liabilities

Net Investment Income	$—	$—
Net Investment Gains	57	87,473

Total	$57	$87,473

The following table summarizes the total gains or losses included in earnings that are attributable to unrealized capital gains/(losses) for Level 3 assets and liabilities still held at December 31, 2010:

	Trading Securities — Total Assets	Future Policy Benefit — Total Liabilities

Net Investment Income	$—	$—
Net Investment Gains	23	7,025

Total	$23	$7,025

FINANCIAL INSTRUMENTS FOR WHICH CARRYING VALUE APPROXIMATES FAIR VALUE  Certain financial instruments that are not carried at fair value on the Consolidated Balance Sheets are carried at amounts that approximate fair value due to their short-term nature and generally negligible credit risk. These instruments include cash and short-term investments.

The methodology for determining the fair value for the Company’s financial instruments that are carried at fair value can be found earlier in this note. The fair values of the Company’s liabilities for individual annuities are estimated by discounting the cash flows associated with the contracts, using an interest rate currently offered for similar contracts with maturities similar to those remaining for the contracts being valued.

The fair values of liabilities under all of the Company’s contracts are considered in the overall management of interest rate risk. The Company is exposed to interest rate risk on its interest-sensitive products. The Company’s investment strategy is designed to minimize interest risk by managing the durations and anticipated cash flows of the Company’s assets and liabilities.

Page 30	The Penn Mutual Life Insurance Company

(In Thousands)

The following table discloses the Company’s financial instruments that are not carried at fair value:

	2011		2010
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value

Financial Assets:
Short Term investments	$—	$—	$2,005	$2,005
Alternative assets	303,139	303,139	292,121	292,121
Other invested assets	150,213	150,213	101,231	101,231
Cash	133,412	133,412	70,603	70,603

Total financial assets	$586,764	$586,754	$465,960	$465,960

Financial Liabilities:
Investment-type contracts
Individual annuities	$1,777,558	$1,819,015	$1,549,164	$1,569,036
Other policyholder funds	214,613	214,613	218,839	218,839

Total policyholder funds	1,992,171	2,033,628	1,768,003	1,787,875
Debt	388,762	388,762	388,628	388,628
Separate account liabilities	4,640,495	4,640,495	4,532,892	4,532,523

Total financial liabilities	$7,021,428	$7,062,885	$6,689,523	$6,709,026

Note 6.  SEPARATE ACCOUNTS

Separate Accounts Registered with the SEC

The Company maintains separate accounts, which are registered with the Securities Exchange Commission (“SEC”), for its individual variable life and annuity products with assets of $4,437,625 and $4,336,969 at December 31, 2011 and 2010, respectively. The assets for these separate accounts, which are carried at fair value, represent investments in shares of Penn Series Funds, Inc. and other non-proprietary funds.

Separate Accounts Not Registered with the SEC

The Company also maintains separate accounts, which are not registered with the SEC, with assets of $211,497 and $205,796 at December 31, 2011 and 2010, respectively. While the product itself is not registered with the SEC, the underlying assets are comprised of SEC registered mutual funds. The assets in these separate accounts are carried at fair value.

Note 7.  DAC AND SALES INDUCEMENTS

The following table illustrates the roll forward of the Company’s DAC balance:

YEARS ENDED DECEMBER 31,	2011	2010

Balance at beginning of year	$818,602	$784,317
Current year additions	251,736	222,533
Unrealized gains	(207,002)	(67,266)
Amortized during year, net of interest and unlocking	(134,293)	(120,982)

Balance at end of year	$729,043	$818,602

Most of the Company’s DAC asset is amortized over the estimated life of the book of business at a constant rate based on the present value of the estimated gross profits expected to be realized. The present value of estimated gross profits is computed using an expected investment yield or interest crediting rate, projected mortality and lapse rates. As actual experience varies, the DAC asset is required to be written up or down as the Company “unlocks” the DAC assumptions and resets the assumptions based on more current information. For projecting

2011 Consolidated GAAP Financial Statements	Page 31

(In Thousands)

investment returns that would be applied to determine future variable account value growth and the associated profit margins, the Company uses a common industry approach that is generally referred to as Reversion to the Mean (“RTM”). During 2011, several assumption changes were made to the Universal Life block of business that impacted the DAC asset. The VUL expected lapse rates were increased in order to reflect the higher lapse rates that Penn Mutual has been experiencing. In addition, due to the new information provided by actual experience, the renewal premium and lapse assumptions were adjusted for the UL with secondary guarantee block of business. The DAC asset at 12/31/2011 reflects these assumption changes.

Sales Inducements

PML has deferred annuity policies in-force that contain sales inducements, which are capitalized and then amortized into income in the future. Capitalized sales inducements are amortized using the same methodology and assumptions used to amortize DAC.

Changes in sales inducements are as follows:

	2011	2010

Beginning balance	$53,343	$46,750
Additional amounts deferred	8,332	13,369
Amortization	(8,105)	(6,776)

Ending balance	$53,570	$53,343

Note 8.  GUARANTEED MINIMUM ANNUITY BENEFITS

The Company has variable annuity contracts containing GMDB provisions that provide a specified minimum benefit payable upon death as follows:

•

Return of Premium — provides the greater of the account value or total deposits made to the contract less any partial withdrawals and assessments, which is referred to as “net purchase payments”. This guarantee is a standard death benefit on all individual variable annuity products.

•

Step-up — provides a variable death benefit equal to the greater of the account value and the highest variable account value adjusted for withdrawals and transfers from any prior contract anniversary date.

•

Rising Floor — provides a variable death benefit equal to the greater of the current account value and the variable purchase payments accumulated at a set rate and adjusted for withdrawals and transfers.

The following table summarizes the account values, net amount at risk (amount of death benefit in excess of account value), net of reinsurance, and reserves for variable annuity contracts with guarantees invested in the separate account as of December 31:

	2011	2010

Account value	$3,740,645	$3,537,866
Net amount at risk	219,828	144,932
GAAP Reserves	6,832	6,812

The reserve calculation uses a process that includes a stochastic modeling component. 200 scenarios are modeled during the process and the result is the creation of excess death benefits, which are cash payments due to death over and above the existing account value. A ratio of the present value of these excess benefits to the present value of excess revenues is calculated and applied to the excess revenues in that period to determine the new liability accrual. This accrual is rolled forward with interest and amortized as excess payments are made.

The Company regularly evaluates the estimates used to model the GMDB reserve and adjusts the additional liability balance as appropriate, with a related charge or credit to other benefits and claims in the period of evaluation if actual experience or other evidence suggests that earlier assumptions should be revised.

Page 32	The Penn Mutual Life Insurance Company

(In Thousands)

The Company has variable annuity contracts that have GMAB and GMAB/GMWB Rider options. The GMAB provides for a return of principal at the end of a ten-year period. The GMAB/GMWB combination rider allows for guaranteed withdrawals from a benefit base after a selected waiting period. The benefit base is calculated as the maximum of principal times a roll up rate less any partial withdrawals during the accumulation phase, the current account value, and the highest anniversary value over the first ten years. The withdrawal amount is stated as a percentage of the benefit base and varies based on whether the annuitant selects lifetime withdrawals or a specified period. One version of this Rider has an inflation adjustment applied to the Guaranteed Withdrawal Amount. The following table summarizes the account values and reserves for the different benefit types as of December 31, 2011:

Rider Type	Contracts	Fixed Account Value	Variable Account Value	Total Fund Account Value	Reserves

GMAB	756	$3,454	$62,456	$65,910	$1,358
GMWB w/inflation	8,899	31,898	1,056,709	1,088,607	63,851
GMAB/WB	10,634	51,273	1,283,906	1,335,179	66,963

Total	20,289	$86,625	$2,403,071	$2,489,696	$132,172

The guaranteed living benefits are considered to be derivatives. For information on the fair value for these derivatives, see Note 5. Changes in these values are recorded in net investment gains/(losses).

Note 9.  INCOME TAXES

The federal income tax expense is as follows:

YEARS ENDED DECEMBER 31,	2011	2010	2009

Current	$(16,567)	$(37,416)	$2,344
Deferred	33,894	65,872	733

Total federal income tax expense	$17,327	$28,456	$3,077

The income taxes attributable to consolidated net income are different from the amounts determined by multiplying consolidated net income before income taxes by the expected federal income tax rate. The difference between the amount of tax at the U.S. federal income tax rate of 35% and the consolidated tax provision is summarized as follows:

YEARS ENDED DECEMBER 31,	2011	2010	2009

Tax expense at 35%	$37,806	$39,823	$11,127
(Decrease)/increase in income taxes resulting from:
Dividends received deduction	(5,777)	(4,829)	(5,614)
Tax exempt income	(1,561)	(1,469)	(980)
Sale of subsidiary	(12,334)	—	—
Prior period adjustment	(1,051)	577	1,462
Tax reserve	150	(4,886)	860
Benefits	(690)	(3,147)	(4,788)
Other	784	2,387	1,010

Income tax expense	$17,327	$28,456	$3,077

2011 Consolidated GAAP Financial Statements	Page 33

(In Thousands)

The change in net deferred income tax expense to net deferred income tax liability is comprised of the following:

	2011	2010	Change

Total deferred tax assets	$85,232	$70,608	$14,624
Total deferred tax liabilities	612,318	395,724	216,594

Net deferred tax liability	$(527,086)	$(325,116)	$(201,970)
Tax effect of unrealized capital gains/(losses)			168,601
FIN 48 adjustment/other			(525)

Change in net income tax			(33,894)
Items reflected directly through equity/other			—

Deferred income tax expense			$(33,894)

Deferred income taxes reflect the impact for financial statement reporting purposes of temporary differences between the financial statement carrying amounts and tax basis of assets and liabilities. The significant temporary differences that give rise to the deferred tax assets and liabilities at December 31 relate to the following:

DECEMBER 31,	2011	2010

Deferred tax assets:
Future policy benefits	$—	$—
Policyholders’ dividends payable	4,970	5,233
Allowances for investment losses	15,701	20,508
Unrealized investment losses	—	985
Employee benefit liabilities	57,769	40,969
Other	6,792	2,912

Total deferred tax asset	$85,232	$70,608

Deferred tax liabilities:
Future policy benefits	63,893	38,823
DAC	275,768	243,249
Unrealized investment gains	266,966	99,350
Investments	3,836	10,515
Other	1,855	3,787

Total deferred tax liability	612,318	395,724

Net deferred tax liability	527,086	325,116
Tax currently receivable	(18,004)	(33,619)

Accrued income taxes	$509,082	$291,497

Cash (received)/paid for federal income taxes in 2011, 2010, and 2009 was $(31,715), $925, and $7,313, respectively.

There were no unrecognized tax benefits as of December 31, 2011 and 2010.

The Company recognizes penalties and/or interest as a component of tax expense. During the years ended December 31, 2011 and 2010, the Company recognized $0 and $0 in interest.

The Company accrued $0 and $0 for the payment of interest at December 31, 2011 and 2010. No penalties were recognized or accrued. Therefore, the total unrecognized tax positions reserve as of December 31, 2011 and 2010 is $0.

The Internal Revenue Service (“IRS”) has completed their examination of the Company’s income tax returns through the year 2007. Tax years 2008, 2009, and 2010 are under review.

Page 34	The Penn Mutual Life Insurance Company

(In Thousands)

Note 10.  REINSURANCE

The Company has assumed and ceded reinsurance on certain life and annuity contracts under various agreements.

The table below highlights the reinsurance amounts shown in the accompanying financial statements.

	Gross Amount	Assumed From Other Companies	Ceded to Other Companies	Net Amount

December 31, 2011:
Life Insurance in-Force	$82,284,022	$1,305,446	$20,200,601	$63,388,867
Premiums	327,594	1,403	27,602	301,395
Benefits	627,629	2,704	95,831	534,502
Reserves	7,657,762	8,019	332,187	7,333,594

December 31, 2010:
Life Insurance in-Force	$73,832,202	$1,382,949	$20,888,706	$54,326,445
Premiums	281,935	1,425	30,042	253,318
Benefits	618,709	2,567	109,481	511,795
Reserves	6,900,753	11,617	328,791	6,583,579

During 2009, the Company had gross premiums of $284,536, assumed premiums of $1,637, ceded premiums of $31,279, gross benefits of $543,411, assumed benefits of $1,707, and ceded benefits of $72,105.

Reinsurance recoverables with a carrying value of $200,751 and $203,999 were associated with a single reinsurer at December 31, 2011 and 2010, respectively. This recoverable is secured by investment grade securities with a market value of $245,552 and $241,902, respectively held in trust.

Note 11.  DEBT

On June 23, 2004, the Company issued a Surplus Note (“2004 Notes”) with a principal balance of $200,000, at a discount of $3,260. The 2004 Notes bear interest at 6.65%, and have a maturity date of June 15, 2034. The 2004 Notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/paying agent. Interest on the 6.65% 2004 Notes is scheduled to be paid semiannually on April 1 and October 1 of each year. At December 31, 2011 and 2010, the amortized cost basis of the 2004 Note was $197,085 and $197,030, respectively.

On July 1, 2010, the Company issued a Surplus Note (“2010 Notes”) with a principal balance of $200,000, at a discount of $8,440. The 2010 Notes bear interest at 7.625%, and have a maturity date of June 15, 2040. The 2010 Notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/paying agent. Interest on the 7.625% 2010 Notes is scheduled to be paid semiannually on April 1 and October 1 of each year. At December 31, 2011 and 2010, the amortized cost basis of the 2010 Note was $191,677 and $191,598, respectively.

The Company’s broker/dealer affiliate borrows from banks in connection with the securities settlement process and to finance margin loans made to customers. The Company is required to collateralize amounts borrowed in excess of certain limits. At December 31, 2011, the Company had debt of $6,200 which was collateralized by customer-owned securities valued at approximately $9,437, Company owned securities valued at $44,612 and remaining bank loans, including bank overdrafts of $44,057, which were not collateralized.

At December 31, 2010, the Company had debt of $96,300 which was collateralized by customer-owned securities valued at approximately $8,873, Company owned securities valued at $135,419, and remaining bank loans, including bank overdrafts of $35,594, which were not collateralized. The bank loans are demand obligations and generally require interest based on the Federal Funds rate. At December 31, 2011 and 2010, the weighted average interest rates on these borrowings were 1.04% and 0.95%, respectively.

2011 Consolidated GAAP Financial Statements	Page 35

(In Thousands)

At December 31, 2011 customer margin securities of $258,920 and stock borrowings of approximately $1,534,333 were available to the Company to utilize as collateral on various borrowings or other purposes. The Company utilized $9,437 of these available securities as collateral for bank loans and $1,566,061 in stock loan agreements.

The Company had utilized $51,949 and $50,601 as of December 31, 2011 and 2010, respectively, of securities owned by customers as collateral for Option Clearing Corporation (“OCC”) margin requirements.

The Company has entered into repurchase agreements with financial institutions, however there were no open positions as of December 31, 2011 and 2010.

Note 12.  BENEFIT PLANS

The Company maintains both funded and unfunded non-contributory defined benefit pension plans covering all eligible employees. The Company also has other postretirement benefit plans (health care plans) covering eligible existing retirees and limited other eligible employees. The Company uses a measurement date of December 31 for all plans.

PENSION PLANS  The Company has both funded and unfunded non-contributory defined benefit pension plans covering all eligible employees. The Company’s policy is to fund qualified pension costs in accordance with the Employee Retirement Income Security Act of 1974. The Company may increase its contribution above the minimum based upon an evaluation of the Company’s tax and cash positions and the plan’s funded status.

The Company approved the freezing of benefits under its qualified and non qualified pension plans effective December 31, 2005. Therefore, there no further benefits are accrued for participants.

OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFITS  The Company provides certain life insurance and health care benefits (“other postretirement benefits”) for its retirement employees and agents, and their beneficiaries and covered dependents.

The Plan was amended, for retirements on or after January 1, 2010, to change the eligibility requirements for pre-65 benefits for employees and benefited producers with credited service starting on or after January 1, 2000. Those with credited service starting between January 1, 2000 and January 1, 2010 had their eligibility for pre-65 benefits changed from at least age 55 with 10 years of service to at least age 55 and age plus service equal to 70. Those hired after January 1, 2010 will have their eligibility changed to at least age 55 and age plus service equal to 75. This amendment resulted in a shortened duration of benefits for covered spouses of all employees and benefited producers with credited service starting after January 1, 1990. Benefits used to extend to covered spouses up to age 65 even if the participant retiree was no longer covered. This amendment ends spouse benefits when the participant retiree’s coverage ends at the participant’s age 65. This amendment reduced the benefit obligation by $1,319 as of December 31, 2009.

The Plan was amended as of December 31, 2010. The Board of the Company approved a change in retiree health benefits which provides that the increase in the Company’s subsidy in years after 2011 will be no greater than 2.5% higher than the previous year’s subsidy. Future employee contributions will include any increase in costs beyond that level. This amendment reduced the benefit obligation by $6,777 as of December 31, 2010.

OTHER PLANS  The Company has non-qualified deferred compensation plans that permit eligible key employees, producers and trustees to defer portions of their compensation to these plans. Certain company contributions in excess of allowable qualified plan limits may also be credited to these plans. The compensation that has been deferred and any excess company contributions have been accrued, and the other expense related to this plan is earnings on the deferred amounts. To hedge against volatility for the investment earnings credited, the Company purchased corporate-owned life insurance contracts that will mirror the behavior of the aggregate deferred accounts.

BENEFIT OBLIGATIONS  Accumulated benefit obligations represent the present value of pension benefits earned as of the measurement date based on service and compensation and do not take into consideration future salary.

Page 36	The Penn Mutual Life Insurance Company

(In Thousands)

Projected benefit obligations for defined benefit plans represent the present value of pension benefits earned as of the measurement date projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death.

The following table sets forth the plans’ change in benefit obligation of the defined benefit pension and other postretirement plans as of December 31, 2011 and 2010:

	Pension Benefits		Other Postretirement Benefits
	2011	2010	2011	2010

Change in benefit obligation
Benefit obligation at beginning of year	$144,866	$138,971	$29,269	$35,219
Service cost	—	—	528	714
Interest cost	7,836	7,882	1,225	1,804
Plan amendment	—	—	—	(6,777)
Actuarial (gain) loss	8,236	4,620	(1,475)	836
Benefits paid	(7,376)	(6,607)	(2,372)	(2,527)

Benefit obligation at end of year	$153,562	$144,866	$27,175	$29,269

The weighted-average assumptions used to measure the actuarial present value of the projected benefit obligation at December 31 were:

	Pension Benefits		Other Postretirement Benefits
	2011	2010	2011	2010

Discount rate	5.0%	5.50%	4.50%	4.80%
Rate of compensation increase	N/A	N/A	N/A	N/A

The discount rate is determined at the annual measurement date of the plans and is therefore subject to change each year. The rate reflects prevailing market rates for high quality fixed-income debt instruments with maturities corresponding to expected duration of the benefit obligations on the measurement date. The rate is used to discount the future cash flows of benefits obligations back to the measurement date.

PLAN ASSETS  The change in plan assets represents a reconciliation of beginning and ending balances of the fair value of the plan assets used to fund future benefit payments. The following table sets forth the change in plan assets as of December 31,:

	Pension Benefits		Other Postretirement Benefits
	2011	2010	2011	2010

Change in plan assets:
Fair value of plans assets at beginning of year	$133,521	$121,742	$—	$—
Actual return on plan assets	16,793	16,203	—	—
Employer contribution	2,765	2,183	2,372	2,527
Benefits paid	(7,375)	(6,607)	(2,372)	(2,527)

Fair value of plan assets at end of year	$145,704	$133,521	$—	$—

2011 Consolidated GAAP Financial Statements	Page 37

(In Thousands)

The fair values of the Company’s pension plan assets as of December 31, 2011, are as follows:

Asset Category	FV Level 1	FV Level 2	FV Level 3	Total

Equity securities	$86,639	$—	$—	$86,639
Corporate Securities	29,332	—	—	29,332
U.S. Treasury securities	29,733	—	—	29,733

Total	$145,704	$—	$—	$145,704

The fair values of the Company’s pension plan assets as of December 31, 2010, are as follows:

Asset Category	FV Level 1	FV Level 2	FV Level 3	Total

Equity securities	$71,321	$—	$—	$71,321
U.S. Treasury securities	62,200	—	—	62,200

Total	$133,521	$—	$—	$133,521

The Company’s overall investment strategy with respect to pension assets are growth, preservation of principal, preservation of purchasing power and partial immunization through asset/liability matching while maintaining return objective over the long term. To achieve these objectives, the Company has established a strategic asset allocation policy. Plan assets are diversified both by asset class and within each asset class in order to provide reasonable assurance that no single security or class of security will have a disproportionate impact on the plan. Fixed income assets are to be managed on a buy-and-hold basis to achieve durations consistent with the liability matching strategy yet allow for appropriate liquidity for benefit payments. In December 2011, the company decided to change the target allocation of the plan from a 50/50 target allocation between equity securities and Treasuries to a 60/20/20 allocation between equity securities, corporate bonds and Treasuries. The Company will continue its policy to rebalance the portfolio on an annual basis. Performance of investment managers, liability measurement and investment objectives are reviewed on a regular basis. The Company’s pension plan asset allocation at December 31, 2011 and 2010, and the current target allocations are as follows:

	2011 Target Allocation	Percentage of Plan Assets As of December 31,
Asset Category		2011	2010

Equity securities	60.0%	59.5%	53.4%
Corporate Bonds	20.0%	20.1%	—
U.S. Treasury securities	20.0%	20.4%	46.6%

Total	100.0%	100.0%	100.0%

AMOUNTS RECOGNIZED IN THE CONSOLIDATED BALANCE SHEET  The funded status of the defined benefit plans is a comparison of the projected benefit obligations to the assets related to the respective plan, if any. The difference between the two represents amounts that have been appropriately recognized as expenses in prior periods that appear as the net amount recognized or represent amounts that will be recognized as expenses in the future through the amortization of the unrecognized net actuarial loss, unrecognized prior service costs, and remaining initial transition. The following table sets forth the funded status of the plans as of December 31, 2011 and 2010 as of the measurement date, and then shows how the funded status is reconciled to the net asset and/or liability recognized in the Consolidated Balance Sheet.

Page 38	The Penn Mutual Life Insurance Company

(In Thousands)

	Pension Benefits		Other Postretirement Benefits
	2011	2010	2011	2010

Benefit Obligation	$(153,562)	$(144,866)	$(27,175)	$(29,269)
Fair value of plan assets	145,704	133,521	—	—

Funded Status	$(7,858)	$(11,345)	$(27,175)	$(29,269)

Amount recognized in balance sheet:
Prepaid pension asset	$19,322	$16,024	$—	$—
Accrued benefit liability	(27,180)	(27,369)	(27,175)	(29,269)

Net amount recognized	$(7,858)	$(11,345)	$(27,175)	$(29,269)

The qualified pension plan was over funded by $19,322 and $16,024 as of December 31, 2011 and 2010, respectively. The non-qualified pension plans are not funded and have total projected benefit obligations of $27,180 and $27,369 as of December 31, 2011 and 2010, respectively.

The projected benefit obligation, accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $27,180, $27,180 and $0, respectively as of December 31, 2011. The projected benefit obligation, accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $27,369, $27,369 and $0, respectively as of December 31, 2010.

As of December 31, 2011 and 2010, the projected benefit obligation for all pension benefit plans exceeds the fair value of plan assets and the accumulated postretirement benefit obligation exceeds plan assets for all of the Company’s other postretirement benefit plans.

NET PERIODIC COST  Other changes in plan assets and benefit obligations recognized in other comprehensive income for the years ending December 31, 2011 and 2010 are as follows:

	Pension Benefits		Other Postretirement Benefits
	2011	2010	2011	2010

Current year actuarial (gain)/loss	$630	$(3,205)	$(1,475)	$836
Amortization of actuarial loss	(753)	(572)	—	—
Current year prior service credit	—	—	—	(6,777)
Amortization of prior service credit	—	—	959	157

Total recognized in other comprehensive income	$(123)	$(3,777)	$(516)	$(5,784)

The estimated amounts that will be amortized from accumulated other comprehensive income into net periodic benefit cost in 2012 consist of:

	Pension Benefits	Other Postretirement Benefits

Actuarial loss	$865	$—
Prior service credit	—	(959)
Transition obligation	—	67

Total	$865	$(892)

2011 Consolidated GAAP Financial Statements	Page 39

(In Thousands)

The components of net periodic benefit cost (excluding the minimum pension liability adjustment) at December 31, were as follows:

	Pension Benefits		Other Postretirement Benefits
	2011	2010	2011	2010

Service cost	$—	$—	$528	$714
Interest cost	7,836	7,882	1,225	1,804
Expected return on plan assets	(9,188)	(8,378)	—	—
Amortization of prior service cost	—	—	(959)	(157)
Amount of recognized gains	753	572	—	—

Total net periodic (benefit)/cost	$(599)	$76	$794	$2,361

Total recognized in net periodic benefit cost and other comprehensive income	$(123)	$(3,701)	$(278)	$(3,423)

The weighted-average assumptions used to determine net periodic benefit cost at December 31 were:

	Pension Benefits		Other Postretirement Benefits
	2011	2010	2011	2010

Discount rate	5.50%	5.85%	4.80%	5.60%
Expected return on plan assets	7.00%	7.00%	N/A	N/A
Rate of compensation increase	N/A	N/A	N/A	N/A

The expected long-term rate of return on plan assets was 7.00% in 2011 and 7.00% in 2010. The expected rate of return on plan assets was estimated utilizing a variety of factors including the historical investment returns achieved over a long-term period, the targeted allocation of plan assets and expectations concerning future returns in the marketplace for both equity and debt securities. Lower returns on plan assets result in higher pension expense.

The assumed health care cost trend rates used in determining net periodic costs at December 31 were:

	2011		2010
	Pre-65	Post-65	Pre-65	Post-65

Health care cost trend rate assumed for next year	8.85%	6.40%	9.40%	6.60%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.00%	5.00%	5.00%	5.00%
Year that the rate reaches the ultimate trend rate	2019	2019	2019	2019

Assumed health care trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

	One-Percentage Point
	Increase	Decrease

Effect on total service and interest cost components	$109	$(96)
Effect of postretirement benefit obligation	1,658	(1,474)

Page 40	The Penn Mutual Life Insurance Company

(In Thousands)

ACTUAL CONTRIBUTIONS AND BENEFITS  The contributions made and the benefits paid from the plans at December 31 were:

	Pension Benefits		Other Postretirement Benefits
	2011	2010	2011	2010

Employer Contributions	$2,765	$2,183	$2,372	$2,527
Benefits Paid	(7,375)	(6,607)	(2,372)	(2,527)

CASH FLOWS  The Company’s funding policy is to contribute an amount at least equal to the minimum required contribution under ERISA. The Company may increase its contribution above the minimum based upon an evaluation of the Company’s tax and cash positions and the plan’s funded status.

In 2012, the Company expects to make the minimum required contribution to the funded pension plan, currently estimated to be $0 and to the unfunded pension and postretirement plans in an amount equal to benefit costs of approximately $2,533 and $2,470, respectively.

The estimated future benefit payments are based on the same assumptions as used to measure the benefit obligations at December 31, 2011 and 2010. The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

	Pension Plan Benefits	Other Post Retirement Plan Benefits

2012	$7,507	$2,470
2013	8,030	2,427
2014	8,596	2,307
2015	9,066	2,255
2016	9,479	2,182
Years 2017-2021	51,147	10,163

Total	$93,825	$21,804

DEFINED CONTRIBUTION PLANS  The Company maintains four defined contribution pension plans for substantially all of its employees and full-time agents. For two plans, designated contributions of up to 6% or 8% of annual compensation are eligible to be matched by the Company. Contributions for the third plan are based on tiered earnings of full-time agents. The last plan, which covers employees of a subsidiary, is determined on a discretionary basis by the Board of Directors of that subsidiary. For the years ended December 31, 2011, 2010, and 2009, the expense recognized for these plans was $6,909, $6,229, and $5,813, respectively. The estimated fair value of the defined contribution plans’ assets at December 31, 2011 and 2010 was $402,704 and $375,509, respectively.

At December 31, 2011 and 2010, $103,056 and $106,692, respectively, of the defined contribution plans’ assets were invested in the Company’s group annuity contracts.

2011 Consolidated GAAP Financial Statements	Page 41

(In Thousands)

Note 13.  COMMITMENTS, CONTINGENCIES AND UNCERTAINITIES

LEASES  The Company has entered into various leases, primarily for field offices. As of December 31, 2011 future minimum payments under noncancellable leases are as follows:

For the year ending:	Operating Leases

2012	$110,398
2013	88,173
2014	70,983
2015	55,123
2016	41,831
Thereafter	32,139

INVESTMENTS  In the normal course of business, the Company extends commitments relating to its investment activities. As of December 31, 2011, the Company had outstanding commitments totaling $285,650 relating to these investment activities. The fair value of these commitments approximates the face amount.

LITIGATION  The Company is involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. In addition, the regulators within the insurance and brokerage industries continue to focus on market conduct and compliance issues. The Company monitors sales materials and compliance procedures and makes extensive efforts to minimize any potential liabilities in this area. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position, liquidity, or results of operations the outcome of litigation or regulatory examinations cannot be foreseen with certainty.

UNCLAIMED PROPERTY  Significant attention has been focused on life insurance companies’ processes and procedures used to identify unreported death claims and whether life insurance companies use the Social Security Master Death File (“SSMDF”) to identify deceased policy and contract holders. Additionally, regulators and state legislators are considering proposals that would require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. If implemented, the proposals under consideration and any escheatable property identified as a result of the audits could result in: (1) additional payments of previously unreported death claims; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in the Company’s practices and procedures for the identification of escheatable funds, which would impact claim payments and reserves, among other consequences. On July 5, 2011, the New York Insurance Department issued a letter requiring life insurers doing business in New York to use data available on the U.S. Social Security Administration’s Death Master File or a similar database to identify instances where death benefits under life insurance policies, annuities, and retained asset accounts are payable, to locate and pay beneficiaries under such contracts, and to report the results of the use of the data. It is possible that other jurisdictions may pursue similar investigations or inquiries, may join the multistate market conduct exam, or issue directives similar to the New York Insurance Department’s letter. It is possible that the audits, market conduct exam, and related activity may result in additional payments to beneficiaries, additional escheatment of funds deemed abandoned under state laws, administrative penalties, interest and changes to the Company’s procedures for the identification and escheatment of abandoned property. After completing an evaluation for the policies/contracts in the State of New York, the Company recorded a contingent liability for the payment of additional death claims of $2,000. The Company continues to evaluate its exposure related to policies sold in other states, but does not believe ultimate resolution of this matter will have a material impact on its financial position or liquidity.

LOW INTEREST RATE ENVIRONMENT  A period of sustained low interest rates could negatively impact the Company’s profitability as the interest margin could decline. The interest margin is the difference between the earned rate on general account assets and the credited rate on policyholder funds. As interest rates decline, cash received is reinvested in lower yielding instruments. Our products such as fixed annuities and fixed universal life have guaranteed credited rates. Declines in our interest margin or instances where the returns on our general account investments are not enough to support the interest rate guarantees on these products could have a material adverse effect on our businesses or results of operations.

Page 42	The Penn Mutual Life Insurance Company

(In Thousands)

In periods when interest rates are declining or remain at low levels, we may have to reinvest the cash we receive as interest or return of principal on our investments in lower yielding instruments reducing our interest margin. Moreover, borrowers may prepay fixed-income securities and mortgage-backed securities in our general account in order to borrow at lower market rates, which exacerbates this risk. Lowering interest crediting rates helps to mitigate the effect of margin compression on some of our products. However, because we are entitled to reset the interest rates on our fixed rate annuities and fixed universal life only at limited, pre-established intervals, and since many of our contracts have guaranteed minimum interest or crediting rates, our margin could still decrease and potentially become negative.

Our expectation for future interest margin is an important component in the amortization of deferred acquisition costs (“DAC”) as it affects the future profitability of the business. Currently, new money rates continue to be at historically low levels. If interests rates were to remain low over a sustained period of time, and based on recent pronouncements by the Federal Reserve Board that rates are likely to remain low at least through 2014, this would put additional pressure on our interest margin, potentially resulting in unlocking of our DAC assets, thereby reducing net income in the affected reporting period.

During period of low interest rates, policy reserves may not be sufficient to meet future obligations and may need to be strengthened, which would reduce net income in that reporting period. No additional policyholder reserves were established in 2011 or 2010 as a result of the low interest rate environment.

GUARANTY FUNDS  The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The liability for estimated guaranty fund assessments net of applicable premium tax credits as of December 31, 2011 and 2010 was $820 and $800, respectively. The Company believes such assessments in excess of amounts accrued will not materially impact its financial statement position, results of operation, or liquidity.

Note 14.  STATUTORY FINANCIAL INFORMATION

STATUTORY ACCOUNTING PRINCIPLES  PML is required to file statements with the Pennsylvania Department of Insurance and PIA files with the Delaware Department of Insurance in accordance with statutory accounting practices prescribed or permitted as codified by the NAIC, which is a comprehensive basis of accounting other than GAAP. The Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, recognizing certain policy fees as revenue when billed, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, as well as valuing investments and certain assets and accounting for deferred income taxes on a different basis.

Investments in bonds and preferred stocks are generally carried at amortized cost or market value. An Asset Valuation Reserve (AVR) is established as a liability to offset potential investment losses and an Interest Maintenance Reserve (IMR) is established as a liability to capture capital gains/(losses) on the sale of fixed income investments, resulting from changes in the general level of interest rates.

STATUTORY NET INCOME AND SURPLUS  The combined insurance companies’ statutory capital and surplus at December 31, 2011 and 2010 was $1,542,748 and $1,520,932, respectively. The combined insurance companies’ net (loss)/income, determined in accordance with statutory accounting practices, for the years ended December 31, 2011, 2010, and 2009, was $(3,470), $(49,303), and $68,704, respectively.

RISK-BASED CAPITAL  Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Additionally, certain risks are required to be measured using actuarial cash flow modeling techniques, subject to formulaic minimums. The adequacy of PML’s and PIA’s actual capital is measured by the risk-based capital results, as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. At December 31, 2011, the Company’s surplus exceeds these minimum levels.

2011 Consolidated GAAP Financial Statements	Page 43

(In Thousands)

Note 15.  SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2011 and through the Consolidated Financial Statement date of issuance of February 10, 2012 and has determined that there were no subsequent events requiring recognition of disclosure in the financial statements.

Page 44	The Penn Mutual Life Insurance Company

Our Noble Purpose

Since 1847, Penn Mutual has been driven by our noble purpose — to create a world of possibilities, one individual, one family and one small business at a time. As an original pioneer of mutual life insurance in America, we believe that life insurance is the most protective, responsible and rewarding action a person can take to build a solid foundation today and create a brighter future for generations to come.

© 2012 The Penn Mutual Life Insurance Company and The Penn Insurance & Annuity Company, Philadelphia, PA 19172 www.pennmutual.com

PM5697 04/12

Part C

Other Information

Item 26: Exhibits

(a)(1)	Resolution of the Board of Trustees of The Penn Mutual Life Insurance Company establishing the Penn Mutual Variable Life Account I (the “Registrant”) is incorporated herein by reference to Exhibit A(1)(a) to Post Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR (Accession No. 0000950116-99-000867) on April 30, 1999.

(a)(2)	Resolution of the Executive Committee of the Board of Trustees of The Penn Mutual Life Insurance Company relating to investments held in Penn Mutual Variable Life Account I is incorporated herein by reference to Exhibit A(1)(b) to Post Effective Amendment No. 6 to Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC via EDGAR (Accession No. 0000950116-99-000867) on April 30, 1999.

(b)	Not Applicable.

(c)(1)	Distribution Agreement between The Penn Mutual Life Insurance Company and Hornor, Townsend & Kent, Inc. is incorporated herein by reference to Exhibit A(3)(a)(1) to Post Effective Amendment No. 6 to Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC via EDGAR (Accession No. 0000950116-99-000867) on April 30, 1999.

(c)(2)	Form of Sales Support Agreement between The Penn Mutual Life Insurance Company and Hornor, Townsend & Kent, Inc. is incorporated herein by reference to Exhibit A(3)(a)(2) to Post Effective Amendment No. 6 to Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC via EDGAR (Accession No. 0000950116-99-000867) on April 30, 1999.

(c)(3)	Form of Agent’s Agreement relating to broker-dealer supervision is incorporated herein by reference to Exhibit 3(c) to the Registration Statement on Form N-4 of Penn Mutual Variable Annuity Account III (File No. 333-62811), as filed with the SEC via EDGAR (Accession No. 0001036050-98-001504) on September 3, 1998.

(c)(4)	Form of Broker-Dealer Selling Agreement (for broker-dealers licensed to sell variable annuity contracts and/or variable life insurance contracts under state insurance laws), is incorporated herein by reference to Exhibit 3(d) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 of Penn Mutual Variable Annuity Account III (File No. 333-62811), as filed with the SEC via EDGAR (Accession No. 0001036050-98-002055) on November 30, 1998.

(c)(5)	Form of Broker-Dealer Selling Agreement (for broker-dealers with affiliated corporations licensed to sell variable annuity contracts and/or variable life insurance policies under state insurance laws) and companion Form of Corporate Insurance Agent Selling Agreement is incorporated herein by reference to Exhibit 3(e) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 of Penn Mutual Variable Annuity Account III (File No. 333-62825), as filed with the SEC via EDGAR (Accession No. 0000950116-99-000834) on April 27, 1999.

(c)(6)	Schedule of Sales Commissions is incorporated herein by reference to Exhibit A(3)(c) to Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC via EDGAR (Accession No. 0000950116-99-000867) on April 30, 1999.

(d)(1)	Specimen Last Survivor Flexible Premium Adjustable Variable Life Insurance Policy (Sex Distinct), is incorporated herein by reference to Exhibit A(5)(a)(1) to Post Effective Amendment No. 6 to Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC via EDGAR (Accession No. 0000950116-99-000867) on April 30, 1999.

(d)(2)	Specimen Last Survivor Flexible Premium Adjustable Variable Life Insurance Policy (Unisex), is incorporated herein by reference to Exhibit A(5)(a)(2) to Post Effective Amendment No. 6 to Registrant’s Registration Statement on Form S-6 (File No. 33-87276) as filed with the SEC via EDGAR (Accession No. 0000950116-99-000867) on April 30, 1999.

(d)(3)	Specimen Last Survivor Flexible Premium Adjustable Variable Life Insurance Policy (New York), is incorporated herein by reference to Exhibit A(5)(a)(3) to Post Effective Amendment No. 6 to Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC via EDGAR (Accession No. 0000950116-99-000867) on April 30, 1999.

(d)(4)	Flexible Period Single Life Supplemental Term Insurance Agreement (Sex Distinct), is incorporated herein by reference to Exhibit A(5)(b)(1) to Post Effective Amendment No. 6 to Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC via EDGAR (Accession No. 0000950116-99-000867) on April 30, 1999.

(d)(5)	Flexible Period Single Life Supplemental Term Insurance Agreement (Unisex), is incorporated herein by reference to Exhibit A(5)(b)(2) to Post Effective Amendment No. 6 to Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC via EDGAR (Accession No. 0000950116-99-000867) on April 30, 1999.

(d)(6)	Policy Split Option Agreement is incorporated herein by reference to Exhibit A(5)(c)(1) to Post Effective Amendment No. 6 to Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC via EDGAR (Accession No. 0000950116-99-000867) on April 30, 1999.

(d)(7)	Policy Split Option Agreement (New York), is incorporated herein by reference to Exhibit A(5)(c)(2) to Post Effective Amendment No. 6 to Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC via EDGAR (Accession No. 0000950116-99-000867) on April 30, 1999.

(d)(8)	Estate Growth Benefit Agreement is incorporated herein by reference to Exhibit A(5)(d) to Post Effective Amendment No. 6 to Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC via EDGAR (Accession No. 0000950116-99-000867) on April 30, 1999.

(d)(9)	Supplemental Exchange Agreement is incorporated herein by reference to Exhibit A(5)(e)(1) to Post Effective Amendment No. 6 to Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC via EDGAR (Accession No. 0000950116-99-000867) on April 30, 1999.

(d)(10)	Supplemental Exchange Agreement (New York) is incorporated herein by reference to Exhibit A(5)(e)(2) to Post Effective Amendment No. 6 to Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC via EDGAR (Accession No. 0000950116-99-000867) on April 30, 1999.

(d)(11)	Supplemental Term Insurance Agreement (Sex Distinct) is incorporated herein by reference to Exhibit A(5)(f)(1) to Post Effective Amendment No. 6 to Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC via EDGAR (Accession No. 0000950116-99-000867) on April 30, 1999.

(d)(12)	Supplemental Term Insurance Agreement (Unisex) is incorporated herein by reference to Exhibit A(5)(f)(2) to Post Effective Amendment No. 6 to Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC via EDGAR (Accession No. 0000950116-99-000867) on April 30, 1999.

(d)(13)	Guaranteed Continuation of Policy Agreement (Sex Distinct) is incorporated herein by reference to Exhibit A(5)(g)(1) to Post Effective Amendment No. 6 to Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC via EDGAR (Accession No. 0000950116-99-000867) on April 30, 1999.

(d)(14)	Guaranteed Continuation of Policy Agreement (Unisex) is incorporated herein by reference to Exhibit A(5)(g)(2) to Post Effective Amendment No. 6 to Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC via EDGAR (Accession No. 0000950116-99-000867) on April 30, 1999.

(d)(15)	Option to Extend the Maturity Date (Sex Distinct) is incorporated herein by reference to Exhibit A(5)(h)(1) to Post Effective Amendment No. 8 to Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC via EDGAR (Accession No. 0000950116-00-000922) on April 19, 2000.

(d)(16)	Option to Extend the Maturity Date (Unisex) is incorporated herein by reference to Exhibit A(5)(h)(2) to Post Effective Amendment No. 8 to Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC via EDGAR (Accession No. 0000950116-00-000922) on April 19, 2000.

(d)(17)	Return of Premium Term Insurance Agreement (Sex distinct) is incorporated herein by reference to Exhibit A(5)(i)(1) to Post Effective Amendment No. 8 to Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC via EDGAR (Accession No. 0000950116-00-000922) on April 19, 2000.

(d)(18)	Return of Premium Term Insurance Agreement (Unisex) is incorporated herein by reference to Exhibit A(5)(i)(2) to Post Effective Amendment No. 8 to Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC via EDGAR (Accession No. 0000950116-00-000922) on April 19, 2000.

(d)(19)	Estate Preservation Supplemental Term Insurance Agreement (Sex Distinct) is incorporated herein by reference to Exhibit A(5)(j)(1) to Post Effective Amendment No. 8 to Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC via EDGAR (Accession No. 0000950116-00-000922) on April 19, 2000.

(d)(20)	Estate Preservation Supplemental Term Insurance Agreement (Unisex), is incorporated herein by reference to Exhibit A(5)(j)(2) to Post Effective Amendment No. 8 to Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC via EDGAR (Accession No. 0000950116-00-000922) on April 19, 2000.

(e)(1)	Application form for Last Survivor Flexible Premium Adjustable Variable Life Insurance is incorporated herein by reference to Exhibit A(10)(a) to Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC via EDGAR (Accession No. 0000950116-99-000867) on April 30, 1999.

(e)(2)	Supplemental application form for Last Survivor Flexible Premium Adjustable Variable Life Insurance is incorporated herein by reference to Exhibit A(10)(b) to Post-Effective Amendment No. 6 of Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC via EDGAR (Accession No. 0000950116-99-000867) on April 30, 1999.

(f)(1)	Charter of The Penn Mutual Life Insurance Company is incorporated herein by reference to Exhibit 6(a) to the Registration Statement on Form N-4 of Penn Mutual Variable Annuity Account III (File No. 333-62811), as filed with the SEC via EDGAR (Accession No. 0001036050-98-001504) on September 3, 1998.

(f)(2)	By-Laws of The Penn Mutual Life Insurance Company are incorporated herein by reference to Exhibit 6(b) to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-4 of Penn Mutual Variable Annuity Account III (File No. 333-177543), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001193125-12-162520) on April 13, 2012.

(g)	Not Applicable.

(h)(1)	Form of Sales Agreement between The Penn Mutual Life Insurance Company and Penn Series Funds, Inc. is incorporated herein by reference to Exhibit A(8)(a) to Post-Effective Amendment No.12 to the Registrant’s Registration Statement on Form S-5 (File No. 33-87276) as filed with the SEC via EDGAR (Accession No. 0000950116-02-000799) on April 19, 2002.

(h)(2)	Form of Sales Agreement between The Penn Mutual Life Insurance Company and Neuberger & Berman Advisers Management Trust is incorporated herein by reference to Exhibit 8(b)(1) to Post Effective Amendment No. 1 to Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC via EDGAR (Accession No. 0000950109-96-002471) on April 29, 1996.

(h)(3)	Assignment and Modification Agreement between Neuberger & Berman Management Incorporated, Neuberger & Berman Advisers Management Trust and The Penn Mutual Life Insurance Company is incorporated herein by reference to Exhibit 8(b)(2) to Post Effective Amendment No. 1 to Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC via EDGAR (Accession No. 0000950109-96-002471) on April 29, 1996.

(h)(4)	Amendment to Assignment and Modification Agreement between The Penn Mutual Life Insurance Company and Neuberger & Berman Advisers Management Trust is incorporated herein by reference to Exhibit A(8)(b)(3) to Post Effective Amendment No. 5 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662) as filed with the SEC via EDGAR (Accession No. 0000950109-97-003328) on April 30, 1997.

(h)(5)	Form of Fund Participation Agreement between The Penn Mutual Life Insurance Company, TCI Portfolios, Inc. (renamed American Century Variable Portfolios, Inc. effective May 1, 1997), and Investors Research Company (renamed American Century Investment Management, Inc), is incorporated herein by reference to Exhibit 8(a) to the Registration Statement on Form N-4 of Penn Mutual Variable Annuity Account III (File No. 333-62811), as filed with the SEC via EDGAR (Accession No. 0001036050-98-001504) on September 3, 1998.

(h)(6)	Form of Participation Agreement between The Penn Mutual Life Insurance Company, Variable Insurance Products Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 8(d) to the Registration Statement on Form N-4 of Penn Mutual Variable Annuity Account III (File No. 333-62811), as filed with the SEC via EDGAR (Accession No. 0001036050-98-001504) on September 3, 1998.

(h)(7)	Form of Participation Agreement between The Penn Mutual Life Insurance Company and Variable Insurance Products Fund II is incorporated herein by reference to Exhibit 8(e) to the Registration Statement on Form N-4 of Penn Mutual Variable Annuity Account III (File No. 333-62811), as filed with the SEC via EDGAR (Accession No. 0001036050-98-001504) on September 3, 1998.

(h)(8)	Participation Agreement between The Penn Mutual Life Insurance Company and Morgan Stanley Universal Funds, Inc., is incorporated herein by reference to Exhibit 8(f) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-4 of Penn Mutual Variable Annuity Account III (File No. 2-77283), as filed with the SEC via EDGAR (Accession No. 0001021408-97-000161) on April 29, 1997.

(i)	Not Applicable.

(j)	Not Applicable.

(k)	Opinion and consent of Franklin L. Best, Esq., Managing Corporate Counsel, The Penn Mutual Life Insurance, dated April 16, 2001, as to the legality of the securities being registered is incorporated herein by reference to Exhibit 2 to Registrant’s Registration Statement on Form S-6 (File No. 33-87276) as filed with the SEC via EDGAR (Accession No. 0000950116-01-500307) on June 1, 2001.

(l)	Not Applicable.

(m)	Not Applicable.

(n)(1)	Consent of independent registered public accountants, PricewaterhouseCoopers LLP, is filed herewith.

(n)(2)	Consent of counsel, Morgan, Lewis & Bockius LLP, is filed herewith.

(o)	Not Applicable.

(p)	Not Applicable.

(q)	Amended and Restated Memorandum describing issuance, transfer and redemption procedures is incorporated herein by reference to Exhibit q to Registrant’s Registration Statement on Form N-6 (File No. 33-87276) as filed with the SEC via EDGAR (Accession No. 0000950116-05-001570) on April 29, 2005.

(r)(1)	Powers of Attorney Messrs. Cook, Santomero, Lillie, Notebaert, Rock, Boehne, Miller, Chappell and Mesdames Carter and Bloch are filed herewith.

Item 27: Directors and Officers of the Depositor

The following table sets forth the names of the executive officers of Penn Mutual and the officers and trustees of Penn Mutual who are engaged directly or indirectly in activities relating to the Separate Account or the Policies offered by the Separate Account. Unless otherwise noted, the principal business address of each of the trustees and officers is The Penn Mutual Life Insurance Company, Philadelphia, PA 19172.

Name	Position and Offices with Depositor
Eileen C. McDonnell	President and Chief Executive Officer
David O’Malley	Executive Vice President and Chief Financial Officer
Robert E. Chappell	Chairman of the Board
Franklin L. Best, Jr.	Managing Corporate Counsel and Secretary
Susan T. Deakins	Vice President and Chief Actuary
The Honorable Julia Chang Bloch (Ambassador)	Trustee of Penn Mutual
Edward G. Boehne	Trustee of Penn Mutual
Joan P. Carter	Trustee of Penn Mutual
William R. Cook	Trustee of Penn Mutual
Charisse R. Lillie	Trustee of Penn Mutual
Alan B. Miller	Trustee of Penn Mutual
Edmond F. Notebaert	Trustee of Penn Mutual
Robert H. Rock	Trustee of Penn Mutual
Anthony M. Santomero	Trustee of Penn Mutual

Unless otherwise listed, the principal business address of each of the trustees and officers is The Penn Mutual Life Insurance Company, Philadelphia, PA 19172.

Item 28: Persons Controlled By or Under Common Control with the Depositor or Registrant

Penn Mutual established Penn Mutual Variable Life Account I as a separate investment account under Pennsylvania law on January 27, 1987.

Penn Mutual Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation

The Penn Insurance and Annuity Company	Life Insurance and Annuities	Delaware

Independence Capital Management, Inc.	Investment Adviser	Pennsylvania

Penn Series Funds, Inc.	Investment Company	Maryland

Penn Janney Fund, Inc.	Investments	Pennsylvania

Penn Mutual Payroll Administration	Payroll	Pennsylvania

Independence Square Properties, LLC*	Holding Company	Delaware

Penn Janney Advisory, Inc. **	Investment Advisor	Pennsylvania

Hornor, Townsend & Kent, Inc.	Registered Broker-Dealer and Investment Adviser	Pennsylvania

ISP Parker Hunter	Holding Company	Delaware

*	Independence Square Properties, LLC is 95% owned by Penn Mutual and 5% owned by The Penn Insurance and Annuity Company
**	Penn Janney Advisory, Inc. is 50% owned by Penn Mutual and 50% owned by Janney Montgomery Scott, LLC.

Independence Square Properties, LLC

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation

Walnut O Corporation	Investments	Pennsylvania

Janney Montgomery Scott LLC	Registered Broker-Dealer and Investment Adviser	Delaware

Janney Montgomery Scott LLC

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation

JMS Resources, Inc.	Investments	Pennsylvania

JMS Investor Services, Inc.	Investor Services and Insurance	Delaware

Janney Montgomery Scott Insurance Agency	Insurance Agents or Brokers	Massachusetts

Parker/Hunter Asset Management, LLC	Investments	Delaware

Penn Janney Advisory, Inc.*	Investment Advisor	Pennsylvania

*	Penn Janney Advisory, Inc. is 50% owned by Penn Mutual and 50% owned by Janney Montgomery Scott, LLC.

JMS Resources, Inc.

Wholly-Owned Subsidiaries

Janney Private Equity Company, Inc.	Investments	Delaware

Hornor, Townsend & Kent, Inc.

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation

HTK Insurance Agency, Inc.	Insurance Agents or Brokers	Pennsylvania

Penn Janney GP LLC

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation

Penn Janney Opportunities Fund LP*	Investments	Delaware

*	Penn Janney Opportunities Fund LLP is 49.5% owned by Penn Mutual, 49.5% owned by Janney Montgomery Scott LLC, and 1.0% owned by Penn Janney GP LLC.

All subsidiaries listed above are included in the Registrant’s consolidated financial statements.

Item 29. Indemnification

Section 6.2 of the By-laws of The Penn Mutual Life Insurance Company (“Penn Mutual” or the “Company”) provides that, in accordance with the provisions of the Section, the Company shall indemnify trustees and officers against expenses (including attorneys’ fees), judgments, fines, excise taxes and amounts paid in settlement actually and reasonably incurred in connection with actions, suits and proceedings, to the extent such indemnification is not prohibited by law, and may provide other indemnification to the extent not prohibited by law. The By-laws are filed as Exhibit 6(b) to the Form N-4 Registration Statement of Penn Mutual Variable Annuity Account III filed September 3, 1998 (File No. 33-62811).

Pennsylvania law (15 Pa. C.S.A. §§ 1741-1750) authorizes Pennsylvania corporations to provide indemnification to directors, officers and other persons.

Penn Mutual owns a directors and officers liability insurance policy covering liabilities that trustees and officers of Penn Mutual and its subsidiaries may incur in acting as trustees and officers.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30: Principal Underwriters

Hornor Townsend & Kent, Inc. serves as principal underwriters of the securities of the Registrant. Hornor Townsend & Kent, Inc. also serves as distributor of variable annuity contracts issued through Penn Mutual Variable Annuity Account III, a separate account of Penn Mutual.

Hornor, Townsend & Kent, Inc. — Directors and Officers

Michelle A. Barry	President, Chief Executive Officer and Interim Chief Compliance Officer

Philip D’Ambrisi	Managing Director, Products and Field Support

Thomas H. Harris	Senior Vice President, Distribution

Nancy S. Rush	Vice President, Rewards and Risk Management

Arthur J. Flynn	Assistant Vice President, Internal Audit

Michael W. Williams	Assistant Vice President, Distribution

Marcia DeLong	Director, Producer Compensation and CL&R

Scott E. Polter	Director, Trading and Operations

James G. Murray	Tax Director

Franklin L. Best, Jr.	Counsel and Secretary

Stacey N. Polakowski	Treasurer and Controller

Patricia M. Chiarlanza	Assistant Treasurer

The principal business address of the directors and officers is The Penn Mutual Life Insurance Company, Philadelphia, Pennsylvania, 19172.

Commissions and Other Compensation Received By Each Principal Underwriter During Last Fiscal Year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Other Compensation
Hornor, Townsend & Kent, Inc.	$2,097	$0	$0	$0

Item 31: Location of Accounts and Records

The name and address of the person who maintains physical possession of each account, book or other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, is as follows:

The Penn Mutual Life Insurance Company

600 Dresher Road

Horsham, Pennsylvania 19044

Item 32: Management Services

Not applicable.

Item 33: Fee Representation

The Penn Mutual Life Insurance Company represents that the fees and charges deducted under the Flexible Premium Adjustable Variable Life Insurance Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SIGNATURES

As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and that it has duly caused this Post-Effective Amendment No. 23 to the Registration Statement on Form N-6 to be signed on its behalf, by the undersigned, thereunto duly authorized in the Township of Horsham and Commonwealth of Pennsylvania, on this 25th day of April, 2012.

PENN MUTUAL VARIABLE LIFE ACCOUNT I
(Registrant)
By:	THE PENN MUTUAL LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ Eileen C. McDonnell
Eileen C. McDonnell
President and Chief Executive Officer

As required by the Securities Act of 1933, as amended, this Post-Effective Amendment No. 23 to the Registration Statement on Form N-6 has been signed below by the following persons in the capacities indicated on the 25th day of April, 2012.

Signature	Title

/s/ Eileen C. McDonnell Eileen C. McDonnell	President and Chief Executive Officer

/s/ David O’Malley David O’Malley	Executive Vice President and Chief Financial Officer

*ROBERT E. CHAPPELL	Chairman of the Board of Trustees

*JULIA CHANG BLOCH	Trustee

*EDWARD G. BOEHNE	Trustee

*JOAN P. CARTER	Trustee

*WILLIAM R. COOK	Trustee

*CHARISSE R. LILLIE	Trustee

*ALAN B. MILLER	Trustee

*EDMOND F. NOTEBAERT	Trustee

*ROBERT H. ROCK	Trustee

*ANTHONY M. SANTOMERO	Trustee

*By /s/ Eileen C. McDonnell Eileen C. McDonnell, attorney-in-fact

Exhibit Index

Exhibit No.	Exhibit
(n)(1)	Consent of PricewaterhouseCoopers LLP
(n)(2)	Consent of Morgan, Lewis & Bockius LLP
(r)	Powers of Attorney